   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 1998



                                             1933 ACT REGISTRATION NO. 333-47517

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14




               REGISTRATION STATEMENT
                      UNDER THE
               SECURITIES ACT OF 1933                  [X]


           PRE-EFFECTIVE AMENDMENT NO.   1             [X]


          POST-EFFECTIVE AMENDMENT NO. ____            [ ]


                             ---------------------


                                   VAN KAMPEN

                          REAL ESTATE SECURITIES FUND
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000

                             ---------------------


               RONALD A. NYBERG, ESQ.                                      COPIES TO:
              EXECUTIVE VICE PRESIDENT,                               WAYNE W. WHALEN, ESQ.
            GENERAL COUNSEL AND SECRETARY                             THOMAS A. HALE, ESQ.
            VAN KAMPEN INVESTMENTS, INC.                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                 ONE PARKVIEW PLAZA                                      333 WEST WACKER
          OAKBROOK TERRACE, ILLINOIS 60181                           CHICAGO, ILLINOIS 60606
       (Name and Address of Agent for Service)


                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     TITLE OF SECURITIES BEING REGISTERED: COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE. NO FILING FEE IS DUE HEREWITH BECAUSE OF RELIANCE ON
SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:


     -- Cross Reference Sheet with respect to Van Kampen Real Estate Securities
        Fund



     -- Questions and Answers to Shareholders of Van Kampen U.S. Real Estate
        Fund



     -- Notice of Special Meeting of Shareholders of Van Kampen U.S. Real Estate
        Fund



     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen U.S. Real Estate Fund into Van Kampen Real Estate Securities Fund



     -- Prospectus of Van Kampen Real Estate Securities Fund



     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen U.S. Real Estate Fund into Van Kampen Real Estate Securities Fund


     -- Part C Information

     -- Exhibits

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

         CROSS-REFERENCE SHEET PURSUANT TO RULE 481(A) OF REGULATION C
                        UNDER THE SECURITIES ACT OF 1933


FORM N-14
ITEM NO.                                                          PROSPECTUS/PROXY STATEMENT CAPTION*
---------                                                         -----------------------------------
PART A     INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT
Item 1.    Beginning of Registration Statement and Outside Front
             Cover Page of Prospectus/Proxy Statement...........  Outside front cover page of
                                                                    Prospectus/Proxy Statement
Item 2.    Beginning and Outside Back Cover Page of
             Prospectus/Proxy Statement.........................  Outside back cover page of
                                                                    Prospectus/Proxy Statement
Item 3.    Fee Table, Synopsis Information and Risk Factors.....  Summary; Risk Factors
Item 4.    Information about the Transaction....................  Summary; The Proposed Reorganization
Item 5.    Information about the Registrant.....................  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; The Proposed
                                                                    Reorganization; Other Information;
                                                                    Exhibit A; Prospectus and
                                                                    Statement of Additional
                                                                    Information of the Van Kampen Real
                                                                    Estate Securities Fund
Item 6.    Information about the Company Being Acquired.........  Outside front cover page of
                                                                    Prospectus/Proxy Statement;
                                                                    Summary; Exhibit A; Prospectus and
                                                                    Statement of Additional
                                                                    Information of the Van Kampen U.S.
                                                                    Real Estate Fund
Item 7.    Voting Information...................................  Other Information; Voting
                                                                    Information and Requirements
Item 8.    Interest of Certain Persons and Experts..............  Summary; The Proposed Reorganization
Item 9.    Additional Information Required for Reoffering by
             Persons Deemed to be Underwriters..................  Not applicable
PART B     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.   Cover Page...........................................  Cover Page
Item 11.   Table of Contents....................................  Table of Contents
Item 12.   Additional Information about the Registrant..........  Additional Information about the Van
                                                                    Kampen Real Estate Securities
                                                                    Fund; Incorporation of Documents
                                                                    by Reference
Item 13.   Additional Information about the Company Being
             Acquired...........................................  Additional Information about the Van
                                                                    Kampen U.S. Real Estate Fund;
                                                                    Incorporation of Documents by
                                                                    Reference
Item 14.   Financial Statements.................................  Financial Statements; Incorporation
                                                                    of Documents by Reference
PART C     OTHER INFORMATION
Items 15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.


---------------
 * References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                  OCTOBER 1998

                                IMPORTANT NOTICE

                                 TO VAN KAMPEN
                                U.S. REAL ESTATE
                               FUND SHAREHOLDERS




QUESTIONS &
ANSWERS




 Although we recommend that you read the complete Prospectus/Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q WHY IS A SHAREHOLDER MEETING BEING HELD?

A You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen U.S. Real Estate Fund, formerly known as Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), into Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"), a fund that pursues a similar investment objective.

Q WHY IS THE REORGANIZATION BEING RECOMMENDED?

A After several transactions in 1996 and 1997, Van Kampen Investments Inc. ("Van Kampen") became an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen sponsored family of retail funds. Van Kampen also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The purpose of the proposed Reorganization is to permit the shareholders of the U.S. Real Estate Fund to
(i) achieve certain economies of scale from the VK Real Estate Securities
Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and
(iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

Q HOW WILL THE REORGANIZATION AFFECT ME?

A Assuming shareholders of the U.S. Real Estate Fund approve the Reorganization, the assets and liabilities of the U.S. Real Estate Fund will be combined with those of the VK Real Estate Securities Fund, and you will become a shareholder of the VK Real Estate Securities Fund. You will receive shares of the VK Real Estate Securities Fund equal in value at the time of issuance to your shares of the U.S. Real Estate Fund.

Q WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN
  CONNECTION WITH THE REORGANIZATION?

A You will pay no sales loads or commissions in connection with the Reorganization. If the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, generally will be borne by the VK Real Estate Securities Fund. As more fully discussed in the combined Prospectus/Proxy Statement, the holding period with respect to the contingent deferred sales charge applicable to Class B shares or Class C shares of the VK Real Estate Securities Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such Class B shares or Class C shares from the U.S. Real Estate Fund or (ii) the holder purchased Class B shares or Class C shares of any other Van Kampen Fund and subsequently exchanged them for shares of the U.S. Real Estate Fund.

Q HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE U.S. REAL ESTATE FUND
  COMPARE TO THOSE PAYABLE BY THE VK REAL ESTATE SECURITIES FUND?

A The VK Real Estate Securities Fund is advised by Van Kampen Asset Management Inc. ("Asset Management"), a subsidiary of Van Kampen. The U.S. Real Estate Fund is advised by Van Kampen Investment Advisory Corp. ("Advisory Corp."), also a subsidiary of Van Kampen. Each of the U.S. Real Estate Fund and VK Real Estate Securities Fund is subadvised by Morgan Stanley Asset Management Inc. ("MSAM" or the "Subadviser"), an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Management of the funds anticipates that, as a result of the Reorganization, shareholders of the U.S. Real Estate Fund would be subject to lower gross total operating expenses as a percentage of net assets. The contractual advisory fees payable by the U.S. Real Estate Fund are the same as the contractual advisory fees payable by the VK Real Estate Securities Fund. The advisory fees and other expenses of the U.S. Real Estate Fund currently are less than those of the VK Real Estate Securities Fund but only because voluntary fee waivers and expense reimbursements from Advisory Corp. There can be no assurance that such waivers or reimbursements will continue for the U.S. Real Estate Fund if the Reorganization is not completed. Furthermore, if the Reorganization is completed, it is anticipated that Asset Management would waive advisory fees and/or reimburse other expenses for the surviving VK Real Estate Securities Fund as necessary so that net operating expenses (after waiver and reimbursement) are not higher than the current net operating expenses (after waiver and reimbursement) being paid by the U.S. Real Estate Fund.

Q WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE VK REAL ESTATE SECURITIES
  FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A If the Reorganization is approved, your interest in shares of the U.S. Real Estate Fund automatically will be converted into shares of the VK Real Estate Securities Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the VK Real Estate Securities Fund equal in value to your class of shares of the U.S. Real Estate

Fund. No certificates for VK Real Estate Securities Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the U.S. Real Estate Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the VK Real Estate Securities Fund (to simplify proof of and to preserve the tax basis of separate lots of shares).

Q WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the U.S. Real Estate Fund will recognize no gain or loss upon the receipt solely of the shares of the VK Real Estate Securities Fund in connection with the Reorganization. Additionally, the U.S. Real Estate Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the VK Real Estate Securities Fund or as a result of its liquidation.

Q WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE U.S. REAL ESTATE FUND BEFORE THE REORGANIZATION TAKES PLACE?

A If you choose to redeem or exchange your shares of the U.S. Real Estate Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction.

Q WHERE DO I CALL FOR FURTHER INFORMATION?

A Please call Investor Services at 1-800-341-2911 (Telecommunications Device for the Deaf users may call 1-800-772-8889) weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                                ABOUT THE PROXY


Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION --
mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


                                      PROXY

                        VAN KAMPEN U.S. REAL ESTATE FUND
                         SPECIAL MEETING OF SHAREHOLDERS

SAMPLE


1. FOR [ ]   AGAINST  [ ]   ABSTAIN  [ ]   THE PROPOSAL TO APPROVE THE AGREEMENT
                                           AND PLAN OF REORGANIZATION XXXXXXXX.

                        VAN KAMPEN U.S. REAL ESTATE FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

                           NOTICE OF SPECIAL MEETING

                                         , 1998



  A Special Meeting of shareholders of Van Kampen U.S. Real Estate Fund, formerly known as the Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), will be held at the offices of Van Kampen Investments Inc., One
Parkview Plaza, Oakbrook Terrace, Illinois 60181, on          ,          , 1998
at 1:30 p.m. (the "Special Meeting"), for the following purposes:



    (1) To approve an Agreement and Plan of Reorganization pursuant to which the U.S. Real Estate Fund would (i) transfer all of its assets to the Van Kampen Real Estate Securities Fund, formerly known as the Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"), in exchange solely for Class A, B and C shares of beneficial interest of the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's assumption of the liabilities of the U.S. Real Estate Fund, (ii) distribute such shares of the VK Real Estate Securities Fund to the holders of shares of the U.S. Real Estate Fund and (iii) be dissolved.


    (2) To transact such other business as may properly come before the Special Meeting.


  Shareholders of record as of the close of business on          , 1998 are
entitled to vote at the Special Meeting or any adjournment thereof.


                                       For the Board of Directors,

                                       Ronald A. Nyberg
                                       Secretary


October   , 1998


                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus/Proxy Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.


               SUBJECT TO COMPLETION -- DATED September 22, 1998

                           PROSPECTUS/PROXY STATEMENT


                     VAN KAMPEN REAL ESTATE SECURITIES FUND


            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF


                        VAN KAMPEN U.S. REAL ESTATE FUND



  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen U.S. Real Estate Fund, formerly known as Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), and relates to the special meeting of shareholders of the U.S. Real Estate Fund to be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181 on
         , 1998 at 1:30 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on
October   , 1998 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the U.S. Real Estate Fund (the "Reorganization") into the Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"). The Reorganization would result in shareholders of the U.S. Real Estate Fund in effect exchanging their Class A, B and C shares of the U.S. Real Estate Fund for corresponding Class A, B and C shares of the VK Real Estate Securities Fund. The purpose of the Reorganization is to permit the shareholders of the U.S. Real Estate Fund to (i) achieve certain economies of scale from the VK Real Estate Securities Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exist as a result of the separate operations of the funds and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.



  The VK Real Estate Securities Fund is an open-end management investment company organized as a Delaware business trust. The U.S. Real Estate Fund is a series of the Van Kampen Series Fund, Inc., an open-end management investment company organized as a Maryland corporation (the "Series Fund"). The primary investment objective of the VK Real Estate Securities Fund is to seek long-term growth of capital, with the secondary investment objective of providing current income. The investment objective of the U.S. Real Estate Fund is similar to, but not identical with, the investment objectives of the VK Real Estate Securities Fund. The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation. There can be no assurance that either fund will achieve its investment objectives. The address, principal executive office and telephone number of the VK Real Estate Securities Fund and the U.S. Real Estate Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 or (800) 421-5666. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to U.S. Real Estate Fund
shareholders on or about October   , 1998.

                             ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the U.S. Real Estate Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C shares of the VK Real Estate Securities Fund) and constitutes an offering of Class A, B and C shares of beneficial interest, par value $0.01 per share, of the VK Real Estate Securities Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated October -- , 1998, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "VK Fund Prospectus") and Statement of Additional Information containing additional information about the VK Real Estate Securities Fund, each dated April 30, 1998 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the VK Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "Series Fund Prospectus") and Statement of Additional Information containing additional information about the U.S. Real Estate Fund, each dated September -- , 1998, have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the VK Real Estate Securities Fund or the U.S. Real Estate Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE VK REAL ESTATE SECURITIES FUND AND THE U.S. REAL ESTATE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN INVESTOR SERVICES INC. BY CALLING (800) 421-5666 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.

                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------


  The VK Real Estate Securities Fund and the Series Fund, on behalf of the U.S. Real Estate Fund, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the VK Real Estate Securities Fund and the Series Fund on behalf of the U.S. Real Estate Fund can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the VK Real Estate Securities Fund and by the Series Fund on behalf of the U.S. Real Estate Fund. Such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).



  The date of this Prospectus/Proxy Statement is October  -- , 1998.

                          THE PROPOSED REORGANIZATION

A. SUMMARY


  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Directors of the Series Fund (the "Board of Directors") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the U.S. Real Estate Fund. As a result of the Reorganization, shareholders of the U.S. Real Estate Fund would acquire an interest in the VK Real Estate Securities Fund.



  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the Series Fund Prospectus incorporated herein by reference and (ii) the VK Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C shares of the VK Real Estate Securities Fund only.


THE REORGANIZATION


  This Prospectus/Proxy Statement is being furnished to shareholders of the U.S. Real Estate Fund in connection with the proposed combination of the U.S. Real Estate Fund with and into the VK Real Estate Securities Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the Series Fund on behalf of the U.S. Real Estate Fund and the VK Real Estate Securities Fund (the "Agreement"). The Agreement provides that the U.S. Real Estate Fund would (i) transfer all of its assets to the VK Real Estate Securities Fund in exchange solely for Class A, B and C shares of beneficial interest of the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's assumption of the liabilities of the U.S. Real Estate Fund, (ii) dissolve pursuant to a plan of liquidation and dissolution to be adopted by the Board of Directors promptly following the Closing (as defined herein) and (iii) as part of such dissolution, distribute to each shareholder of the U.S. Real Estate Fund shares of the respective class of shares of the VK Real Estate Securities Fund equal in value to their existing shares of the U.S. Real Estate Fund (collectively, the "Reorganization").



  The Board of Directors has determined that the Reorganization is in the best interests of shareholders of each class of shares of the U.S. Real Estate Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the VK Real Estate Securities Fund (the "Board of Trustees") has determined that the Reorganization is in the best interests of the VK Real Estate Securities Fund and that the interests of each class of shares of existing shareholders of the VK Real Estate Securities Fund will not be diluted as a result of the Reorganization. The Board of Directors and Board of Trustees unanimously approved the Reorganization and the Agreement on October 23, 1997.



  The VK Real Estate Securities Fund, as the primary beneficiary of the Reorganization, generally will bear the costs of soliciting approval of the Reorganization in the event the Reorganization is consummated. These costs include expenses paid by the U.S. Real Estate Fund except that the investment adviser of the U.S. Real Estate Fund, in its capacity as the investment adviser of the U.S. Real Estate Fund, will reimburse the U.S. Real Estate Fund for any remaining unamortized organizational expenses at the time of Closing. If the Reorganization is not completed, Van Kampen Investments Inc. ("Van Kampen") will bear all of the costs associated with the Reorganization. See "THE PROPOSED REORGANIZATION -- Expenses" below.



  The Board of Directors is asking shareholders of the U.S. Real Estate Fund to
approve the Reorganization at the Special Meeting to be held on          , 1998.
If shareholders of the U.S. Real Estate Fund approve the Reorganization, it is
expected that the Closing will be after the close of business on          ,
1998, but it may be at a different time as described herein.



  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A [MAJORITY] OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.


REASONS FOR THE PROPOSED REORGANIZATION


  After several transactions in 1996 and 1997, Van Kampen became an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Van Kampen through its subsidiaries acts as the adviser, distributor and shareholder servicing agent of the Van Kampen-sponsored family of retail funds. Van Kampen also assumed similar roles for the Morgan Stanley-sponsored family of retail funds. The Board of Directors believes that the proposed Reorganization would be in the best interests of the shareholders of the U.S. Real Estate Fund because it would permit the shareholders of the U.S. Real Estate Fund to (i) achieve certain economics of scale from the VK Real Estate Securities Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds, and (iii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.



  In determining whether to recommend approval of the Reorganization to shareholders of the U.S. Real Estate Fund, the Board of Directors considered a number of factors, including, but not limited to: (i) the capabilities and resources of the funds' advisers, the funds' subadviser and other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the U.S. Real Estate Fund and the VK Real Estate Securities Fund before the Reorganization and the estimated expense ratios of the VK Real Estate Securities Fund after the Reorganization; (iii) the comparative investment performance of the U.S. Real Estate Fund and the VK Real Estate Securities Fund;
(iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of U.S. Real Estate Fund or VK Real Estate Securities Fund shareholder interests; (v) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (vi) the compatibility of the funds' investment objectives; (vii) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges;
(viii) the costs estimated to be incurred by the respective funds as a result of the Reorganization; (ix) the future growth prospects of the U.S. Real Estate Fund; and (x) the anticipated tax consequences of the Reorganization.



    In this regard, the Board of Directors reviewed information provided by Van Kampen Investment Advisory Corp. ("Advisory Corp."), the investment adviser of the U.S. Real Estate Fund, Van Kampen Asset Management Inc. ("Asset Management"), the investment adviser of the VK Real Estate Securities Fund, and Van Kampen, the parent corporation of Advisory Corp. and Asset Management, relating to the anticipated impact to the shareholders of the U.S. Real Estate Fund and the VK Real Estate Securities Fund as a result of the Reorganization. The Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the U.S. Real Estate Fund, although there can, of course, be no assurances in this regard:



  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the U.S. Real Estate Fund with the assets of the VK Real Estate Securities Fund should lead to reduced total operating expenses for shareholders of the U.S. Real Estate Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The contractual advisory fees payable by the U.S. Real Estate Fund are the same as the contractual advisory fees payable by the VK Real Estate Securities Fund. The advisory fees and other expenses of the U.S. Real Estate Fund are currently less than those of the VK Real Estate Securities Fund but only because of such voluntary fee waivers and expense reimbursements from Advisory Corp. There can be no assurance that such waivers or reimbursements will continue for the U.S. Real Estate Fund if the Reorganization is not completed. Management anticipates that the Reorganization also should lead to certain economies affecting the total operating expenses of the VK Real Estate Securities Fund compared to its current total operating expenses and, if the Reorganization is completed, it is anticipated that Asset

      Management would waive advisory fees and/or reimburse expenses for the surviving VK Real Estate Securities Fund as necessary so that net operating expenses (after waiver and reimbursement) remain the same or less than the current net operating expenses (after waiver and reimbursement) of the U.S. Real Estate Fund.



  (2) Elimination of Separate Operations. Consolidating the U.S. Real Estate Fund and the VK Real Estate Securities Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the U.S. Real Estate Fund with those of the VK Real Estate Securities Fund should promote more efficient operations on a more cost-effective basis.



  (3) Benefits to the Portfolio Management Process. The larger net asset size of the VK Real Estate Securities Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.



Based upon these and other factors, the Board of Directors unanimously determined that the Reorganization is in the best interests of the shareholders of the U.S. Real Estate Fund.



COMPARISON OF THE VK REAL ESTATE SECURITIES FUND AND THE U.S. REAL ESTATE FUND



  GENERAL. The VK Real Estate Securities Fund and the U.S. Real Estate Fund have similar investment objectives and similar investment policies and practices. Both funds seek long-term growth of capital and current income and both funds invest primarily in securities of companies engaged in the real estate industry, with emphasis on investment in real estate investment trusts ("REITs") in trying to achieve the investment objectives. Each of the VK Real Estate Securities Fund and U.S. Real Estate Fund uses Morgan Stanley Asset Management Inc. as subadviser ("MSAM" or the "Subadviser"). The primary differences between the funds are as follows: (i) the VK Real Estate Securities Fund places somewhat less emphasis on achieving current income and has less emphasis on investing in income-producing securities than the U.S. Real Estate Fund (although the U.S. Real Estate Fund limits investment in debt securities to 35% of its total assets while the VK Real Estate Securities Fund has no similar limit on investing in debt securities); (ii) the VK Real Estate Securities Fund is a diversified fund whereas the U.S. Real Estate Fund is a non-diversified fund which means that, although the U.S. Real Estate Fund can invest more of its assets in fewer issuers, the U.S. Real Estate Fund also bears increased risks associated with such practice compared to a more diversified portfolio and (iii) the VK Real Estate Securities Fund allows for broader investment in foreign securities while the U.S. Real Estate Fund focuses primarily on investments in U.S. issuers or non-U.S. issuers engaged in the U.S. real estate industry. See further information comparing the funds below and under the heading "Risk Factors".


  INVESTMENT OBJECTIVES AND POLICIES. The primary investment objective of the VK Real Estate Securities Fund is to provide long-term growth of capital. A secondary objective of the VK Real Estate Securities Fund is to provide current income. The VK Real Estate Securities Fund seeks to achieve its investment objectives by investing principally in a portfolio of securities of companies operating in the real estate industry. The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The primary difference between the two investment objectives is that the objective of the U.S. Real Estate Fund places somewhat greater emphasis on current income than does the VK Real Estate Securities Fund.



  Both funds use similar definitions of companies in the "real estate industry" to generally include any company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. Under normal market conditions, the VK Real Estate Securities Fund invests at least 65% of its total assets in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Such securities include equity securities (common stocks, preferred stocks and convertible securities) and debt securities. The VK Real Estate Securities Fund may invest up to 25% of its total assets in securities of foreign issuers, some or all of which may be Real Estate Securities and may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities representing underlying shares of foreign issuers. In connection with investing in securities of foreign issuers, the VK Real Estate Securities Fund allows for investments in forward foreign currency exchange contracts. Under normal market conditions, the U.S. Real Estate Fund invests at least 65% of its total assets in income producing equity securities (which include common stock, preferred stock, convertible securities, rights and warrants to purchase common stocks and publicly traded limited partnership interests in master limited partnerships) of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. The U.S. Real Estate Fund seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Composite Index of 500 Stocks. The U.S. Real Estate Fund may invest in securities of foreign issuers provided such issuers are principally engaged in the U.S.

real estate industry. The U.S. Real Estate Fund may invest in ADRs, EDRs and other depositary receipts and in forward foreign currency exchange contracts. Under normal market conditions, the U.S. Real Estate Fund may invest up to 35% of its total assets in debt securities. Each fund's investments in debt securities must be rated, at the time of investment, at least Baa by Moody's Investor Services Inc. ("Moody's"), BBB by Standard & Poor's Rating Group ("S&P"), comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the respective fund's investment adviser to be of comparable quality. Each fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts. Each fund may enter into repurchase agreements. Each fund may purchase or sell securities on a when-issued or delayed delivery basis. For temporary defensive purposes, each fund may invest up to 100% of its total assets in short-term investments, including obligations issued or guaranteed by the U.S. Government, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness and, with respect to the U.S. Real Estate Fund only, medium-term debt instruments.



  Each fund may invest a limited portion of its net assets in restricted securities and illiquid securities; the VK Real Estate Securities Fund limit on restricted and illiquid securities is 15% of such Fund's net assets whereas the U.S. Real Estate Fund limit on illiquid securities is 15% of such Fund's net assets and the U.S. Real Estate Fund limit on restricted securities is 10% of such Fund's net assets. Each fund allows for a limited amount of borrowing; the VK Real Estate Securities Fund limit is 33 1/3% of such Fund's total assets for temporary borrowing to facilitate payment of redemption requests whereas the U.S. Real Estate Fund limit is 10% of such Fund's total assets for emergency or extraordinary purposes. Unlike the VK Real Estate Fund, the U.S. Real Estate Fund may invest in zero coupon debt securities, payment in kind securities, deferred payment securities, and certain other derivative transactions such as structured notes, caps and floors and allows for lending of its portfolio securities up to 33 1/3% of the U.S. Real Estate Fund's total assets.



  INVESTMENT ADVISER AND SUB-ADVISER. The VK Real Estate Securities Fund is advised by Asset Management, which is a wholly-owned subsidiary of Van Kampen. The U.S. Real Estate Fund is advised by Advisory Corp., which also is a wholly-owned subsidiary of Van Kampen. Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal offices of Asset Management and Advisory Corp. are located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


  MSAM currently is the investment subadviser of the VK Real Estate Securities Fund and U.S. Real Estate Fund. MSAM is an indirect wholly-owned subsidiary of MSDW. MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.



  The Funds currently have the same portfolio managers, Russell C. Platt and Theodore R. Bigman of MSAM. Messrs. Platt and Bigman have served as portfolio managers of the U.S. Real Estate Fund since its inception. After Van Kampen became an indirect wholly-owned subsidiary of MSDW, Messrs. Platt and Bigman became dual employees of Asset Management and MSAM and were appointed portfolio managers of the VK Real Estate Securities Fund effective January 1, 1997. Effective October 1, 1998, the Board of Trustees of the VK Real Estate Securities Fund appointed MSAM as the investment subadviser of the VK Real Estate Securities Fund. The addition of MSAM as Subadviser does not impact the VK Real Estate Securities Fund's portfolio management team or the day to day management of the Fund and does not result in any increase in the Fund's expenses. It did eliminate the need for Messrs. Platt and Bigman to remain as dual employees of Asset Management and MSAM. Asset Management pays MSAM an investment subadvisory fee pursuant to the subadvisory agreement described below.



  MSDW and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; credit services; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; securities clearance services and securities lending.



  ADVISORY AND OTHER FEES. The contractual advisory fees of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are the same. Each fund is obligated to pay its respective adviser a monthly fee based on its average daily net asset value at the annual rate of 1.00%. While the VK Real Estate Securities Fund currently pays Asset Management at such rate, the U.S. Real Estate Fund currently pays Advisory Corp. at an annual rate of 0.48% due to a voluntary fee waiver by Advisory Corp. Each of Asset Management and Advisory Corp. retains the right from time to time to charge all or a portion of its management fee or to reimburse the respective fund for all or a portion of its other expenses. For a complete description of the VK Real Estate Securities Fund's advisory services, see the sections of the VK Fund Prospectus and Statement of Additional Information entitled "Investment Advisory Services" and "Investment Advisory and Other Services -- Investment Advisory Agreement", respectively. For a complete description of the U.S. Real Estate Fund's advisory services, see the sections of the Series Fund Prospectus and Statement of Additional Information entitled "Management of the Company -- Investment Adviser" and "Management of the Company --Investment Advisory and Administrative Agreements", respectively.



  Subadvisory fees are paid to MSAM on behalf of the U.S. Real Estate Fund by Advisory Corp and on behalf of the Real Estate Securities Fund by Asset Management. The subadvisory fees of the U.S. Real Estate Fund are as follows: if the average daily net assets during the monthly period are less than or equal to $500 million, then Advisory Corp. shall pay MSAM one-half of the total investment advisory fee payable to Advisory Corp. by such Fund (after application of any fee waivers in effect) for such monthly period; and if such Fund's average daily net assets for the monthly period are greater than $500 million, then Advisory Corp. shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to Advisory Corp. by such Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to Advisory Corp. by the Fund (after application of any fee waivers in effect) for such monthly period. The subadvisory fees of the Real Estate Securities Fund 50% of the compensation received by Asset Management.



  The total operating expenses of the VK Real Estate Securities Fund for the 6 month period ended June 30, 1998 (on an annualized basis) were 1.58%, 2.34% and 2.34% of the average daily net assets attributable to Class A, B and C shares, respectively. No fee waivers or expense reimbursements were in effect with respect to the VK Real Estate Securities Fund during such period.



  The total operating expenses (after fee waiver) of the U.S. Real Estate Fund for the 12 month period ended June 30, 1998 were 1.55%, 2.30% and 2.30% of average daily net assets attributable to Class A, B and C shares, respectively. In the absence of fee waiver, total operating expenses of the U.S. Real Estate Fund would have been 2.09%, 2.84% and 2.83% of the average daily net assets attributable to Class A, B and C shares, respectively, for that same period.



  The advisory fees and other operating expenses of the U.S. Real Estate Fund are currently less than that of the VK Real Estate Securities Fund but only because of voluntary fee waivers from Advisory Corp. There can be no assurance that such waivers will continue for the U.S. Real Estate Fund if the Reorganization is not completed. Furthermore, if the Reorganization is completed, it is anticipated that Asset Management would waive advisory fees and/or reimburse other expenses for the surviving VK Real Estate Securities Fund as necessary so that net operating expenses (after waiver and reimbursement) are not higher than the current net operating expenses (after waiver and reimbursement) being paid by the U.S. Real Estate Fund.



  Both the VK Real Estate Securities Fund and the U.S. Real Estate Fund have adopted substantially identical distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially identical service agreements or plans (the "Service Plans"). Both the VK Real Estate Securities Fund and the U.S. Real Estate Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B and C shares for reimbursement of certain distribution-related expenses. In addition, both the VK Real Estate Securities Fund and the U.S. Real Estate Fund can pay up to 0.25% of the respective average daily net assets attributable to Class A, B and C shares for the provision of ongoing services to shareholders. The distributor of both the U.S. Real Estate Fund's shares and the VK Real Estate Securities Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen. For a complete description of these arrangements with respect to the VK Real Estate Securities Fund, see the section of the VK Fund Prospectus entitled "The Distribution and Service Plans." For a complete description of these arrangements with respect to the U.S. Real Estate Fund, see the section of the Series Fund Prospectus entitled "Management of the Company -- Distributor."

                            EXPENSE COMPARISON TABLE


The table below sets forth (i) the estimated annual fees and expenses paid by the VK Real Estate Securities Fund for the six months ended June 30, 1998 (on an annualized basis) and the U.S. Real Estate Fund for the fiscal year ended June 30, 1998 and (ii) pro forma expenses for the combined fund.




                                                CLASS A SHARES                              CLASS B SHARES
                                   -----------------------------------------   -----------------------------------------
                                   VK REAL ESTATE     U.S. REAL                VK REAL ESTATE     U.S. REAL
                                   SECURITIES FUND   ESTATE FUND   PRO FORMA   SECURITIES FUND   ESTATE FUND   PRO FORMA
                                   ---------------   -----------   ---------   ---------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)....      4.75%(1)        5.75%        4.75%(1)        None            None         None
Maximum Deferred Sales Charge (as
 a percentage of the lower of the
 original purchase price or
 redemption proceeds).............       None            None         None          4.00%(2)        5.00%(2)     4.00%(2)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees...................      1.00%           0.46%(4)     0.91%(5)       1.00%           0.46%(4)     0.91%(5)
Rule 12b-1 Fees...................      0.25%           0.25%        0.25%          1.00%(6)        1.00%(6)     1.00%
Other Expenses....................      0.43%           0.84%        0.39%          0.44%           0.84%        0.39%
                                        -----           -----        -----          -----           -----        -----
Total Fund Operating Expenses.....      1.68%           1.55%(4)     1.55%(5)       2.44%           2.30%(4)     2.30%(5)
                                        -----           -----        -----          -----           -----        -----
Expense Example of Total Operating
 Expenses Assuming Redemption at
 the End of the Period(7)
 One Year.........................      $  64           $  72        $  63          $  65           $  73        $  63
 Three Years......................         98             104           94            106             102          102
 Five Years.......................        134             137          128            145             138          138
 Ten Years........................        237             231          223            259             245          245
Expense Example of Total Operating
 Expenses Assuming No Redemption
 at the End of the Period(7)
 One Year.........................      $  64           $  72        $  63          $  25           $  23        $  23
 Three Years......................         98             104           94             76              72           72
 Five Years.......................        134             137          128            130             123          123
 Ten Years........................        237             231          223            259             245          245

                                                 CLASS C SHARES
                                    -----------------------------------------
                                    VK REAL ESTATE     U.S. REAL
                                    SECURITIES FUND   ESTATE FUND   PRO FORMA
                                    ---------------   -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
 Purchase of a Share (as a
 percentage of Offering Price)....        None            None         None
Maximum Deferred Sales Charge (as
 a percentage of the lower of the
 original purchase price or
 redemption proceeds).............       1.00%(3)        1.00%(3)     1.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net
 assets)
Management Fees...................       1.00%           0.46%(4)     0.91%(5)
Rule 12b-1 Fees...................       1.00%(6)        1.00%(6)     1.00%
Other Expenses....................       0.44%           0.84%        0.39%
                                         -----           -----        -----
Total Fund Operating Expenses.....       2.44%           2.30%(4)     2.30%(5)
                                         -----           -----        -----
Expense Example of Total Operating
 Expenses Assuming Redemption at
 the End of the Period(7)
 One Year.........................       $  35           $  33        $  33
 Three Years......................          76              72           72
 Five Years.......................         130             123          123
 Ten Years........................         278             264          264
Expense Example of Total Operating
 Expenses Assuming No Redemption
 at the End of the Period(7)
 One Year.........................       $  25           $  23        $  23
 Three Years......................          76              72           72
 Five Years.......................         130             123          123
 Ten Years........................         278             264          264


                       (See notes on the following page)

Notes to Expense Comparison Table

(1) Class A shares of the VK Real Estate Securities Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.



(2) Class B Shares of the VK Real Estate Securities Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first or second year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 4.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; and Year
     6 -- 0.00%. Class B Shares of the U.S. Real Estate Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value on the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; and Year 6 -- 0.00%.



(3) Class C shares of the VK Real Estate Securities Fund and U.S. Real Estate Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed during the first year after purchase, which charge is reduced to zero thereafter.



(4) After fee waiver. Absent such waiver, "Management Fees" for the U.S. Real Estate Fund would have been 1.00% with respect to Class A, B and C shares and "Total Fund Operating Expenses" for the U.S. Real Estate Fund would have been 2.09%, 2.84% and 2.83% with respect to Class A, B and C shares, respectively.



(5) Asset Management has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses if the Reorganization is completed so that total operating expenses do not exceed the current net operating expenses of the U.S. Real Estate Fund prior to the Reorganization. Asset Management in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent such waiver/reimbursement, pro forma "Management Fees" would be 1.00% with respect to Class A, B and C shares, and pro forma "Total Fund Operating Expense" would be 1.64%, 2.39% and 2.39%, with respect to Class A, B and C shares, respectively.



(6) Individual long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Rules.



(7) Expenses examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return with either redemption or no redemption at the end of each time period as noted in the above table. The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganization. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the VK Real Estate Securities Fund and the U.S. Real Estate Fund offer three classes of shares. The Class A shares of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are subject to an initial sales charge of up to 4.75% and 5.75%, respectively. The initial sales charge applicable to Class A shares of the VK Real Estate Securities Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the VK Real Estate Securities Fund after the Reorganization will be subject to an initial sales charge of up to 4.75%, excluding Class A shares purchased through the dividend reinvestment plan. Purchases of Class A shares of the VK Real Estate Securities Fund or the U.S. Real Estate Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase.



  The Class B shares of the VK Real Estate Securities Fund and the U.S. Real Estate Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 4.00% and 5.00%, respectively, if redeemed within the first year after purchase, which charge is reduced to zero after a five year period. The deferred sales charge schedule differs between the funds only in year one and is the same in years two through five.



  The Class C shares of both the VK Real Estate Securities Fund and the U.S. Real Estate Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.



  No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the U.S. Real Estate Fund in connection with the Reorganization. The holding period and conversion schedule for Class B shares or Class C shares of the VK Real Estate Securities Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the U.S. Real Estate Fund or (ii) the holder purchased such shares from any other Fund advised by Advisory Corp. or Asset Management and distributed by the Distributor and subsequently exchanged them for shares of the U.S. Real Estate Fund.



  Shares of the VK Real Estate Securities Fund or the U.S. Real Estate Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other funds advised by Advisory Corp. or Asset Management and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of the VK Real Estate Securities Fund, see the sections of the VK Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the U.S. Real Estate Fund, see the sections of the

Series Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services-- Exchange Privilege".



  Shares of the VK Real Estate Securities Fund and the U.S. Real Estate Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the VK Real Estate Securities Fund or the U.S. Real Estate Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either fund attempts to redeem shares within a short time after they have been purchased by check, the respective fund may delay payment of the redemption proceeds until such fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.



  No further purchases of the shares of the U.S. Real Estate Fund may be made after the date on which the shareholders of the U.S. Real Estate Fund approve the Reorganization, and the stock transfer books of the U.S. Real Estate Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the U.S. Real Estate Fund. Redemption requests or transfer instructions received by the U.S. Real Estate Fund after that date will be treated by the U.S. Real Estate Fund as requests for the redemption or instructions for transfer of the shares of the VK Real Estate Securities Fund credited to the accounts of the shareholders of the U.S. Real Estate Fund. Redemption requests or transfer instructions received by the U.S. Real Estate Fund after the close of business on the day prior to the date of Closing will be forwarded to the VK Real Estate Securities Fund. For a complete description of the redemption arrangements for the VK Real Estate Securities Fund, see the section of the VK Fund Prospectus entitled "Redemption of Shares," and, for the U.S. Real Estate Fund, see the section of the Series Fund Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the VK Real Estate Securities Fund and the U.S. Real Estate Fund as of June 30, 1998, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.



                    CAPITALIZATION TABLE AS OF JUNE 30, 1998



                                     VK REAL
                                     ESTATE
                                   SECURITIES       U.S. REAL
                                      FUND         ESTATE FUND    PRO FORMA(1)
                                   ----------      -----------    ------------
NET ASSETS (IN THOUSANDS)
  Class A shares...............    $   51,860      $    16,873     $   68,685
  Class B shares...............        76,872           15,197         91,998
  Class C shares...............        18,651            4,187         22,821
                                   ----------      -----------     ----------
         Total.................    $  147,383      $    36,257     $  183,504
                                   ==========      ===========     ==========
NET ASSET VALUE PER SHARE
  Class A shares...............    $    12.71      $     15.61     $    12.70
  Class B shares...............         12.70            15.54          12.69
  Class C shares...............         12.69            15.55          12.68
SHARES OUTSTANDING (IN
  THOUSANDS)
  Class A shares...............         4,080            1,081          5,409
  Class B shares...............         6,052              978          7,250
  Class C shares...............         1,469              269          1,799
                                   ----------      -----------     ----------
         Total.................        11,601            2,328         14,458
                                   ==========      ===========     ==========
SHARES AUTHORIZED
  Class A shares...............     Unlimited      375,000,000      Unlimited
  Class B shares...............     Unlimited      375,000,000      Unlimited
  Class C shares...............     Unlimited      375,000,000      Unlimited


---------------

(1) The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $136,000 by the VK Real Estate Securities Fund. The pro forma shares outstanding reflect the issuance of approximately 1,329,000 Class A shares, 1,198,000 Class B shares and 330,000 Class C shares by the VK Real Estate Securities Fund in exchange for the assets and liabilities of the U.S. Real Estate Fund.



  PERFORMANCE INFORMATION. The average annual total returns for VK Real Estate Securities Fund for the one-year and three-year periods ended June 30, 1998 and for the period beginning June 9, 1994 (the date Class A shares of the VK Real Estate Securities Fund were first offered for sale to the public) through June 30, 1998 were 2.87%, 18.89% and 14.54% with respect to its Class A shares; for the one-year and three-year periods ended June 30, 1998 and for the period beginning June 9, 1994 (the date Class B shares of the VK Real Estate Securities Fund were first offered for sale to the public) through June 30, 1998 were 3.46%, 19.22%, and 14.65% with respect to its Class B shares; and for the one-year and three-year periods ended June 30, 1998 and for the period beginning June 9, 1994 (the date Class C shares of the VK Real Estate Securities Fund were first offered to the public) through June 30, 1998 were 6.27%, 19.89% and 15.10% with respect to its Class C shares.



  The average annual total returns for the U.S. Real Estate Fund for the one-year period ended June 30, 1998, and for the period beginning May 1, 1996 (the date Class A shares of the U.S. Real Estate Fund were first offered for sale to the public) through June 30, 1998 were 2.04% and 18.66% with respect to its Class A shares; for the one-year period ended June 30, 1998 and for the period beginning May 1, 1996 (the date Class B shares of the U.S. Real Estate Fund were first offered for sale to the public) through June 30, 1998 were 2.48% and 19.75% with respect to its Class B shares; and for the one-year period ended June 30, 1998 and for the period beginning May 1, 1996 (the date Class C shares of the U.S. Real Estate Fund were first offered for sale to the public) through June 30, 1998 were 6.24% and 20.87% with respect to its Class C shares.



  The foregoing total returns include the effect of the maximum sales charge applicable to sales of shares of both the VK Real Estate Securities Fund and the U.S. Real Estate Fund. The foregoing total returns also assume reinvestment of all dividends and distributions.



  The VK Real Estate Securities Fund paid income distributions totaling $0.190 per Class A share for the year, representing an annualized distribution rate of 2.85% based upon the June 30, 1998 maximum offering price. The U.S. Real Estate Fund paid income distributions totaling $0.330 per Class A share for the year, representing an annualized distribution rate of 4.03% based upon the June 30, 1998 maximum offering price. During the year, the U.S. Real Estate Fund had fee waivers and expense reimbursements in place and in the absence of such waivers and reimbursements, the U.S. Real Estate Fund's income available for distribution would have been reduced. As a result, the distribution rate would have been reduced as well. The estimated Class A share distribution rate assuming no fee waiver or reimbursement of expenses for the U.S. Real Estate Fund is 3.55%.


  The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of fee waivers and expense reimbursements, the total returns, yields and distribution rates would have been reduced.

  Management's discussion of the VK Real Estate Securities Fund's and U.S. Real Estate Fund's performance as of the end of each fund's last fiscal year are attached hereto as Exhibit A.



  OTHER SERVICE PROVIDERS. The transfer agent for each fund is Van Kampen Investor Services Inc., a wholly-owned subsidiary of Van Kampen. The independent accountants for each fund is PricewaterhouseCoopers LLP. The U.S. Real Estate Fund obtains certain administrative services from Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank ("Chase"). The VK Real Estate Securities Fund obtains certain accounting and legal services from Advisory Corp. and Van Kampen, respectively. The custodians for the U.S. Real Estate Fund are Chase for domestic securities and cash and Morgan Stanley Trust Company, an affiliate of the Adviser, for foreign assets. The custodian for the VK Real Estate Securities Fund is State Street Bank and Trust Company.



  GOVERNING LAW. The U.S. Real Estate Fund is a series of the Van Kampen Series Fund, Inc. ("Series Fund") an open-end management investment company organized as a Maryland corporation. The VK Real Estate Securities Fund is an open-end management investment company organized as a Delaware business trust. While Maryland corporate law contains many provisions specifically applicable to management investment companies and Delaware business trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the funds' organization documents contain certain differences summarized below. Each fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.



  Consistent with Delaware law, the VK Real Estate Securities Fund has authorized the issuance of an unlimited number of shares. Consistent with Maryland law, the Series Fund has authorized a specific number of shares available for the U.S. Real Estate Fund, however, the Series Fund organizational documents provide directors with the authority to increase or decrease the authorized number of shares, from time to time, as they consider necessary. Both the VK Real Estate Securities Fund and the Series Fund allow the trustees/directors to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.



  In general, the rights associated with common shares of beneficial interest of the VK Real Estate Securities Fund are similar to the rights associated with shares of common stock of the Series Fund. An area of potential difference is that, although shareholders of a Delaware business trust generally are not personally liable for obligations of the trust under Delaware law (the Delaware business trust law provides that shareholders of a Delaware business trust should be entitled to the same limitation of liability as shareholders of private, for profit corporations), similar statutory or other authority limiting business trust shareholder liability does not apply in many other states, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the VK Real Estate Securities Fund organizational documents (i) contain an express disclaimer of shareholder liability for acts or obligations of the trust and require notice of such disclaimer in each agreement, obligation or instrument entered into by the trust and (ii) provide for shareholder indemnification out of the series or fund property if any shareholder is held personally liable for the obligations of the trust. Management of the VK Real Estate Securities Fund believes the risk of liability to a VK Real Estate Securities Fund shareholder beyond his or her investment is remote.


  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (1) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (2) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (3) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither fund is required, and neither fund anticipates, holdings annual meetings of its shareholders. Both funds do have certain mechanics whereby shareholders can call a special meeting of the respective fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by trustees/directors.


  The business of each of the VK Real Estate Securities Fund and the U.S. Real Estate Fund is supervised by the same nine trustees. The responsibilities, powers and fiduciary duties of trustees under Delaware law are substantially the same as those for directors under Maryland law. For the VK Real Estate Securities Fund and the Series Fund, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. Trustees/Directors terms are until the later of the election of such person's successor or resignation or removal. Each of the funds has substantially the same mandatory retirement age provisions for trustees/directors. Trustees of the VK Real Estate Securities Fund may be removed with or without cause by vote of two-third's of the shares then outstanding or by vote of two-third's of the number of trustees prior to such removal. Trustees of the Series Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting.



  The foregoing is only a summary of certain differences between the VK Real Estate Securities Fund under Delaware law and the U.S. Real Estate Fund under Maryland law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each fund's applicable organizational docu-ments for a more thorough comparison. Such documents are filed as part of each fund's registration statements with the SEC and shareholders may obtain copies of such documents as described on page 2 of this prospectus/proxy statement.

B. RISK FACTORS

SIMILARITY OF RISKS


  The investment objectives of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are similar. The investment policies of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are similar insofar as they each invest, under normal market conditions, at least 65% of the respective fund's total assets in securities of companies principally engaged in the real estate industry. Each of the VK Real Estate Securities Fund and the U.S. Real Estate Fund also engages in certain common investment practices such as the purchase and sale of securities on a "when issued" and "delayed delivery" basis, the ability to borrow up to a certain percentage of its net assets in order to pay for redemptions, to utilize options, futures and options on futures, to engage in repurchase agreements and to invest up to a certain percentage of its assets in restricted securities and illiquid securities. To the extent that the investment objectives and investment policies and practices of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are similar, the risks associated with an investment in the funds are similar.



  Investment in either of the VK Real Estate Securities Fund or the U.S. Real Estate Fund may not be appropriate for all investors. Neither fund is intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the funds. An investment in either fund is intended to be a long-term investment and should not be used as a trading vehicle.



  CONCENTRATION. Although the funds do not invest directly in real estate, investments in the funds generally will be subject to the risks associated with real estate because of their policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income: changes in neighborhood values; the appeal of properties to tenants and changes in interest rates. The value of securities of companies which service the real estate industry also will be affected by such risks. If the funds have rental income or income from the disposition of real property acquired as a result of a default on securities the funds own, the receipt of such income may adversely affect their ability to retain their tax status as regulated investment companies.

  Real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). Real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The funds indirectly bear their proportionate share of any expenses paid by the real estate investment trusts in which they invest.


  Because the funds concentrate their investments in securities of real estate companies the funds may be more susceptible than investment companies without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

DIFFERENCES IN RISKS


  The VK Real Estate Securities Fund and the U.S. Real Estate Fund engage in some dissimilar investment practices. To the extent that the investment practices of the funds differ, the risks associated with an investment in the VK Real Estate Securities Fund are different from the risks associated with an investment in the U.S. Real Estate Fund. An investment in the VK Real Estate Securities Fund may not be appropriate for all U.S. Real Estate Fund shareholders. For a complete description of the risks of an investment in the VK Real Estate Securities Fund, see the sections in the VK Fund Prospectus entitled "Investment Objective and Policies," "Risk Factors" and "Investment Practices." For a complete description of the risks of an investment in the U.S. Real Estate Fund, see the sections in the Series Fund Prospectus entitled "Investment Objectives and Policies," "Additional Investment Information" and "Investment Limitations."



  DIVERSIFICATION. The U.S. Real Estate Fund is a non-diversified investment company. The VK Real Estate Securities Fund is a diversified investment company. A non-diversified investment company such as the U.S. Real Estate Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and as a result, may be subject to greater risks involving a single corporate, economic, political or regulatory occurrence than a diversified investment company such as the VK Real Estate Securities Fund. A diversified investment company such as the VK Real Estate Securities Fund, however, is less likely to benefit from a single corporate economic, political or regulatory event that beneficially affect issuers in which it invests because it generally invests a smaller percentage of its assets in each issuer in which it invests.

C. THE PROPOSED REORGANIZATION


  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the VK Real Estate Securities Fund or the U.S. Real Estate Fund at (800) 421-5666 and asking for the "Reorganization SAI".


TERMS OF THE AGREEMENT


  Pursuant to the Agreement, the VK Real Estate Securities Fund would acquire all of the assets and the liabilities of the U.S. Real Estate Fund portfolio of the Series Fund on the date of the Closing in consideration for Class A, B and C shares of the VK Real Estate Securities Fund.



  Subject to the U.S. Real Estate Fund's shareholders approving of the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the VK Real Estate Securities Fund and the U.S. Real Estate Fund may mutually agree.



  On the date of Closing, the U.S. Real Estate Fund will transfer to the VK Real Estate Securities Fund all of the assets and liabilities of the U.S. Real Estate Fund. The VK Real Estate Fund will in turn transfer to the U.S. Real Estate Fund a number of its Class A, B and C shares equal in value to the value of the net assets of the U.S. Real Estate Fund transferred to the VK Real Estate Securities Fund as of the date of Closing, as determined in accordance with the valuation method described in the VK Real Estate Securities Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the VK Real Estate Securities Fund and the U.S. Real Estate Fund may distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.



  The U.S. Real Estate Fund expects to distribute the Class A, B and C shares of the VK Real Estate Securities Fund to the shareholders of the U.S. Real Estate Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board.



  The VK Real Estate Securities Fund and the U.S. Real Estate Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.


  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:


    1. the approval of the Reorganization by the U.S. Real Estate Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;


    5. the effectiveness under applicable law of the registration statement of the VK Real Estate Securities Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and


    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.


  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the U.S. Real Estate Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of U.S. Real Estate Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.



  The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the U.S. Real Estate Fund's shareholders and that the interests of the U.S. Real Estate Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.


DESCRIPTION OF SECURITIES TO BE ISSUED


  SHARES OF BENEFICIAL INTEREST. Beneficial interests in the VK Real Estate Securities Fund being offered hereby are represented by transferable Class A, B and C shares, par value $0.01 per share.



  VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the VK Real Estate Securities Fund are entitled to one vote per share on matters as to which they are entitled to vote.



  The VK Real Estate Securities Fund is an open-end management investment company registered with the SEC under the 1940 Act. The U.S. Real Estate Fund operates as a series of the Series Fund, also an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the VK Real Estate Securities Fund, as well as shareholders of the U.S. Real Estate Fund, are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the U.S. Real Estate Fund or VK Real Estate Securities Fund may request that the respective board of trustees/directors call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).


CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES


  If the Reorganization is approved, the VK Real Estate Securities Fund will establish an account for each U.S. Real Estate Fund shareholder containing the appropriate number of shares of the VK Real Estate Securities Fund. The shareholder services and shareholder programs of the VK Real Estate Securities Fund and the U.S. Real Estate Fund are substantially identical. Shareholders of the U.S. Real Estate Fund who are accumulating U.S. Real Estate Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to U.S. Real Estate Fund shares, will retain the same rights and privileges after the Reorganization in connection with the VK Real Estate Securities Fund Class A, B or C shares received in the Reorganization through substantially identical plans maintained by the VK Real Estate Securities Fund. Van Kampen Trust Company will continue to serve as custodian for the assets of U.S. Real Estate Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen Trust Company's custodianship.



  It will not be necessary for shareholders of the U.S. Real Estate Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the U.S. Real Estate Fund, such certificates will become null and void. However, U.S. Real Estate Fund shareholders holding such certificates may want to present such certificates to receive certificates of the VK Real Estate Securities Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).


FEDERAL INCOME TAX CONSEQUENCES


  The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the U.S. Real Estate Fund and shareholders of the VK Real Estate Securities Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization or that acquired its Class A, B and C shares of the U.S. Real

Estate Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their U.S. Real Estate Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.



  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to closing that the VK Real Estate Securities Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois) ("Skadden Arps") substantially to the effect that for federal income tax purposes:



    1. The acquisition by the VK Real Estate Securities Fund of the assets of the U.S. Real Estate Fund in exchange solely for Class A, B and C shares of the VK Real Estate Securities Fund and the assumption by the VK Real Estate Securities Fund of the liabilities of the U.S. Real Estate Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.



    2. No gain or loss will be recognized by the U.S. Real Estate Fund or the VK Real Estate Securities Fund upon the transfer to the VK Real Estate Securities Fund of the assets of the U.S. Real Estate Securities Fund in exchange solely for the Class A, B and C shares of the VK Real Estate Securities Fund and the assumption by the VK Real Estate Securities Fund of the liabilities of the U.S. Real Estate Fund.



    3. The VK Real Estate Securities Fund's basis in the U.S. Real Estate Fund assets received in the Reorganization will, in each instance, equal the basis of such assets in the hands of the U.S. Real Estate Fund immediately prior to the transfer, and the VK Real Estate Securities Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the U.S. Real Estate Fund.



    4. No gain or loss will be recognized by the shareholders of the U.S. Real Estate Fund upon the exchange of their shares of the U.S. Real Estate Fund for the Class A, B or C shares of the VK Real Estate Securities Fund.



    5. The aggregate tax basis in the Class A, B and C shares of the VK Real Estate Securities Fund received by the shareholders of the U.S. Real Estate

       Fund will be the same as the aggregate tax basis of the shares of the U.S. Real Estate Fund surrendered in exchange therefor. See "Continuation of Shareholder Accounts and Plans; Share Certificates" above.



    6. The holding period of the Class A, B and C shares of the VK Real Estate Securities Fund received by the shareholders of the U.S. Real Estate Fund will include the holding period of the shares of the U.S. Real Estate Fund surrendered in exchange therefor if such surrendered shares of the U.S. Real Estate Fund are held as capital assets by such shareholder.



  In rendering its opinion, Skadden Arps may rely upon certain representations of the management of the VK Real Estate Securities Fund and the U.S. Real Estate Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the U.S. Real Estate Fund occurring prior to the Closing will consist solely of redemptions in the ordinary course of business.



  The VK Real Estate Securities Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the U.S. Real Estate Fund and its shareholders.


EXPENSES


  The expenses of the Reorganization, including expenses incurred by the U.S. Real Estate Fund, generally will be borne by the VK Real Estate Securities Fund in the event the Reorganization is completed. Management believes that shareholders of the VK Real Estate Fund will be the primary beneficiaries of benefits from the Reorganization due to anticipated decreases in its operating expenses. See the "Expense Comparison Table" above. Management of the U.S. Real Estate Fund and the VK Real Estate Securities Fund estimates total Reorganization costs of approximately $136,000. In addition, as part of the Reorganization, the U.S. Real Estate Fund will write-off the remaining unamortized organizational expenses of approximately $11,000, which will be reimbursed by Advisory Corp., in its capacity as the investment adviser of the U.S. Real Estate Fund. In the event the Reorganization is not completed, Van Kampen will bear the costs associated with the Reorganization. The Board of Trustees and the Board of Directors have reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.



  As noted above, shareholders of the U.S. Real Estate Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.


RATIFICATION OF INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND INVESTMENT


  RESTRICTIONS OF THE VK REAL ESTATE SECURITIES FUND



  Approval of the Reorganization will constitute the ratification by U.S. Real Estate Fund shareholders of the investment objective, investment policies and investment restrictions, distribution plan and advisory agreement of the VK Real Estate Securities Fund. Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the U.S. Real Estate Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for, consummation of the Reorganization.


LEGAL MATTERS


  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C shares of the VK Real Estate Securities Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the VK Real Estate Securities Fund and the U.S. Real Estate Fund. Wayne W. Whalen, a partner of Skadden Arps, is a Trustee of the VK Real Estate Securities Fund and a Director of the U.S. Real Estate Fund.


D. RECOMMENDATION OF THE BOARD


  The Board of Directors has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the U.S. Real Estate Fund. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.


                               OTHER INFORMATION


A. SHAREHOLDERS OF THE VK REAL ESTATE SECURITIES FUND AND THE U.S. REAL ESTATE FUND



  At the close of business on October   , 1998, there were          Class A
shares,          Class B shares and          Class C shares, respectively, of
the VK Real Estate Securities Fund. As of such date, the trustees and officers of the VK Real Estate Securities Fund as a group own less than 1% of the shares of the VK Real Estate Securities Fund. As of such date, no person was known by the VK Real Estate Securities Fund to own beneficially or of record as much as 5% of the Class A, B or C shares or Class B shares of the VK Real Estate Securities Fund except as follows: [TO COME]



  At the close of business on October   , 1998, the record date with respect to
the Special Meeting, there were          Class A shares,          Class B shares
and          Class C shares, respectively, of the U.S. Real Estate Fund. As of such date, the trustees and officers of the U.S. Real Estate Fund as a group own less than 1% of the outstanding shares of the U.S. Real Estate Fund. As of such date, no person was known by the U.S. Real Estate Fund to own beneficially or of record as much as 5% of the Class A, B or C shares of the U.S. Real Estate Fund except as follows: [TO COME]


B. SHAREHOLDER PROPOSALS


  As a general matter, the VK Real Estate Securities Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the VK Real Estate Securities Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the VK Real Estate Securities Fund or the U.S. Real Estate Fund should send such proposal to the respective fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.


                      VOTING INFORMATION AND REQUIREMENTS


  Holders of shares of the U.S. Real Estate Fund are entitled to one vote per share on matters as to which they are entitled to vote. The U.S. Real Estate Fund does not utilize cumulative voting.



  Each valid proxy given by a shareholder of the U.S. Real Estate Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes do not count as votes "FOR" a proposal and are treated as votes "AGAINST". A [majority] of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the U.S. Real Estate Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.



  It is not anticipated that any action will be asked of the shareholders of the U.S. Real Estate Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.



  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A [MAJORITY] OF THE OUTSTANDING SHARES OF THE U.S. REAL ESTATE FUND ENTITLED TO VOTE.



  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the U.S. Real Estate Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.



  Proxies of shareholders of the U.S. Real Estate Fund are solicited by the Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of Advisory Corp., Asset Management, Van Kampen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts, at a cost estimated to be approximately $4,500, plus reasonable expenses.



October    , 1998


                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                           MANAGEMENT'S DISCUSSION OF

      VK REAL ESTATE SECURITIES FUND AND U.S. REAL ESTATE FUND PERFORMANCE



  Management's Discussion of the VK Real Estate Securities Fund's Performance as of the Annual Report dated December 31, 1997.


                             LETTER TO SHAREHOLDERS

February 1, 1998

Dear Shareholder,

  The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

  Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

  This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

  These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

  Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only

1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

  After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW

  Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

  But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

  Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned
30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

  We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

  As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

Don G. Powell
Chairman
Van Kampen American Capital
Asset Management, Inc.
Dennis J. McDonnell
President
Van Kampen American Capital
Asset Management, Inc.


           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997


            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND


                                        A SHARES   B SHARES   C SHARES
                                        --------   --------   --------
Total Returns
  One year total return based on
    NAV(1)............................    20.66%     19.76%     19.78%
  One-year total return(2)............    14.91%     15.76%     18.78%
  Life-of-Fund average annual total
    return(2)*........................    18.43%     18.71%     19.22%
  Commencement Date...................  06/09/94   06/09/94   06/09/94

---------------
(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

* Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

  See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

  Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

  Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

         - Illustrate the general market environment in which your investments are being managed

         - Reflect the impact of favorable market trends or difficult market conditions

         - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Real Estate Securities Fund vs. Standard & Poor's 500-Stock Index and the NAREIT Equity REIT Index (June 30, 1994 through December 31, 1997)

                                 [Line Graph]

  The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

  While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

DOW JONES INDUSTRIAL AVERAGE:

  The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue chip performance.

FEDERAL RESERVE BOARD (FED):

  A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GROWTH INVESTING:

  An investing strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their expected earnings growth.

NET ASSET VALUE (NAV):

  The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO:

  The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. It is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

REAL ESTATE INVESTMENT TRUSTS (REITS):

  Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

STANDARD AND POOR'S 500-STOCK INDEX:

  An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION:

  The estimated or determined worth of a stock, based on its price relative to its earnings.

VALUE INVESTING:

  A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to concerns about short-term performance. As a result, they trade at prices below the value that investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

  We recently spoke with the management team of the Van Kampen American Capital Real Estate Securities Fund about the key events and economic forces that shaped the markets during the most recent fiscal year. The team is led by portfolio managers Russell C. Platt and Theodore R. Bigman. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.
   Q
       WHAT WERE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?
   A
       A strong U.S. economy and a cooperative bond market in the past year were beneficial to the real estate industry, which continues on the path of recovery that began in 1993. While the total return for the period was not as great as the one generated a year earlier, it was solid and more in line with the type of returns that we believe investors can expect at this point in the real estate cycle. Real estate investments generally tracked the Standard & Poor's 500-Stock Index, but displayed defensive characteristics during the more volatile periods in the broader market, particularly in the latter part of the year.

The past 12 months were characterized by numerous mergers and acquisitions in the real estate market. An impressive total of 15 public transactions occurred, most notably Equity Office Properties' surprising merger with rival Beacon Office Properties, and Starwood Lodging's successful bid for ITT Corp. Public mergers in 1997 totaled $26.7 billion, representing a significant increase from the year before, in which six public REIT mergers accounted for only $5.0 billion. Companies were able to finance these transactions through an active issuance market, with an estimated $39 billion in debt and equity capital raised by the end of the year.
   Q

       HOW DID YOU POSITION THE PORTFOLIO DURING THE REPORTING PERIOD?
   A
       We continued to support the thesis that efficient markets will, over time, drive values in the public and private markets into equilibrium; in that environment, understanding asset value is critical. As a result, our security-selection process is based on finding those stocks that we believe offer the best value relative to their underlying net property assets. While real estate cycles in the physical property market can last for long periods of time, valuations in the public markets can fluctuate quite rapidly. This caused us to over-and underweight property sectors throughout the year despite conditions in the physical market. Our investment style led us to overweight positions in the office and high-end hotel sectors, which contributed handsomely to the Fund's returns for the year. In addition, our value style of investing allowed the Fund to perform particularly well during times of greatest market volatility.
   Q

       WHAT WAS THE FUND'S PERFORMANCE OVER THE REPORTING PERIOD?
   A
       The Fund achieved a total return of 20.66 percent (Class A shares at net asset value) for the 12-month period ended December 31, 1997. This performance compares favorably to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of 10.98 percent over the same period. The NAREIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500-Stock Index registered a total return of
33.31 percent in the 12 months ended December 31, 1997. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions, fees, or sales charges that would be incurred by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.
   Q
       WHAT FACTORS OR SECTORS CONTRIBUTED TO THE FUND'S SUCCESS OVER ITS FISCAL YEAR?
   A
       With respect to the overall portfolio, our value style of investing was beneficial during the period. Recall that the NAREIT Equity REIT Index registered a total return of 35.5 percent in 1996, of which 19.0 percent occurred in the fourth quarter (with a 12.2 percent return in the final month alone). Given that level of performance, many growth and "momentum" companies sold at significant premiums to underlying real estate values, and thus experienced a retracement of stock prices in the first six months of this year. Our value focus allowed us to avoid a number of companies in which the retrenchment was often significant.

Our sector weightings and stock selection within sectors also contributed to the Fund's total return in the first half of the year. After last year's outstanding performance, office and hotel property sectors continued to show above-average performance during the past six months, and our overweighted positions in these sectors positively contributed to the total return. Limited new supply in both sectors has allowed for better returns. We were somewhat surprised by the above-average performance in the retail sector in the first half of the year, and our holdings in regional malls added significantly to returns. Our stock selection in the manufactured-home sector and the industrial sector also contributed to the Fund's success. For additional Fund portfolio highlights, please refer to page eight.

   Q

       WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET AND FOR THE FUND?
   A
       As we continue to advance in this current real estate recovery cycle, we see more property sectors approaching equilibrium, or a balanced supply-and-demand equation. We are also beginning to see greater amounts of development in many property sectors due to the fact that rental rates have recovered greatly. In many cases, the new development is justified. We do not yet feel that we are at a level of development that will bring about the demise of this cycle; nonetheless, it is incumbent upon us to be alert and increasingly careful in our company analysis and stock selection. For example, in calculating the net asset value for some of the Southeastern multi-family companies, we have computed a greater vacancy rate, because certain markets in this region have excess supply. In addition, we are attempting to focus our investments in companies that have a Northeastern or West Coast focus when possible; these are markets in which is it very difficult to develop, so we believe the supply-and-demand balance will remain in check.

In conclusion, we believe that, as the real estate cycle ages, understanding the underlying real estate value of these securities will become increasingly important. In this environment, we feel strongly that our value style of investing will prevail.


/s/ RUSSEL C. PLATT                 /s/ THEODORE R. BIGMAN

Russel C. Platt                     Theodore R. Bigman
Portfolio Manager                   Portfolio Manager

                              PORTFOLIO HIGHLIGHTS

                          VAN KAMPEN AMERICAN CAPITAL
                          REAL ESTATE SECURITIES FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG TERM INVESTMENTS

                                  AS OF                                  AS OF
                              JUNE 30, 1997                        DECEMBER 31, 1997

Taubman Centers, Inc. .......     5.5%         ...................       1.9%
Chateau Properties, Inc. ....     4.8%         ...................       5.5%
Arden Realty Group, Inc. ....     4.7%         ...................       2.3%
Nationwide Health Properties,
  Inc. ......................     4.7%         ...................       4.8%
Bay Apartment Communities,
  Inc. ......................     4.3%         ...................       3.5%
Host Marriott Corp. .........     4.2%         ...................       2.1%
Essex Property Trust,
  Inc. ......................     4.0%         ...................       4.0%
Pacific Gulf Properties,
  Inc. ......................     3.8%         ...................       2.6%
Capstar Hotel Co. ...........     3.7%         ...................        N/A
Brandywine Realty Trust .....     3.6%         ...................       3.7%

N/A=Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997               AS OF JUNE 30, 1997
Office/Industrial..........  28.9%    Office/Industrial..........  25.2%
Apartments.................  19.5%    Apartments.................  19.6%
Hotel & Lodging............  11.3%    Hotel & Lodging............  13.9%
Shopping Malls.............  10.7%    Shopping Malls.............  11.1%
Shopping Centers...........   7.4%    Healthcare Facilities......  10.4%

  Management's Discussion of the U.S. Real Estate Fund's Performance as of the Annual Report dated June 30, 1998.



                             LETTER TO SHAREHOLDERS



                                   VAN KAMPEN


                             U.S. REAL ESTATE FUND


                              INVESTMENT OVERVIEW


                                  (UNAUDITED)



                  COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)


DIVERSIFIED                         7.5
LAND                                0.5
LODGING/RESORTS                     8.5
OFFICE/INDUSTRIAL                  37.8
RESIDENTIAL                        19.5
RETAIL                             17.4
SELF STORAGE                        4.3
SHORT-TERM INVEST-
MENT                                1.5
OTHER                               3.0

                                                  TOTAL RETURNS**
                                      ----------------------------------------
                                                              AVERAGE ANNUAL
                                           ONE YEAR          SINCE INCEPTION
                                      ------------------    ------------------
                                       WITH      WITHOUT     WITH      WITHOUT
                                       SALES      SALES      SALES      SALES
                                      CHARGE*    CHARGE     CHARGE*    CHARGE
------------------------------------------------------------------------------
Class A Shares                         2.04%      8.27%     18.66%     21.93%
------------------------------------------------------------------------------
Class B Shares                         2.48%      7.23%     19.75%     20.86%
------------------------------------------------------------------------------
Class C Shares                         6.24%      7.20%     20.87%     20.87%
------------------------------------------------------------------------------
NAREIT Equity Index                      N/A      8.05%        N/A     20.69%
------------------------------------------------------------------------------



 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.



** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.



The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


     MEASUREMENT
       PERIOD
       (FISCAL            U.S. REAL         U.S. REAL         U.S. REAL
        YEAR            ESTATE FUND -     ESTATE FUND -     ESTATE FUND -         NAREIT
      COVERED)             CLASS A           CLASS B           CLASS C         EQUITY INDEX
5/1/96                      9500              10000            10000               10000
6/30/96                     9965               9954            10372               10289
6/30/97                    13528              13669            14067               12854
6/30/98                    14496              15086            15088               13133


TOP FIVE HOLDINGS



                                                                   PERCENT OF
                  ISSUER                          INDUSTRY         NET ASSETS
-----------------------------------------------------------------------------
Arden Realty Group, Inc.                      Office/Industrial       5.1%
-----------------------------------------------------------------------------
Chateau Communities, Inc. REIT                   Residential          5.0%
-----------------------------------------------------------------------------
CarrAmerica Realty Corp. REIT                 Office/Industrial       4.9%
-----------------------------------------------------------------------------
Starwood Lodging Trust REIT                    Lodging/Resorts        4.6%
-----------------------------------------------------------------------------
Brookfield Properties Corp.                        Office             4.4%
-----------------------------------------------------------------------------



TOP FIVE SECTORS



                                                                    PERCENT
                                                                      OF
                                                          VALUE       NET
                       SECTOR                             (000)     ASSETS
---------------------------------------------------------------------------
Office/Industrial                                        $13,718     37.8%
---------------------------------------------------------------------------
Residential                                                7,061     19.5%
---------------------------------------------------------------------------
Retail                                                     6,319     17.4%
---------------------------------------------------------------------------
Lodging/Resorts                                            3,071      8.5%
---------------------------------------------------------------------------
Diversified                                                2,716      7.5%
---------------------------------------------------------------------------



In accordance with SEC regulations, Fund performance since inception as shown at left assumes that: the maximum sales charge was deducted from the initial investment of $10,000 in Class A shares; the maximum deferred sales charge was deducted from the value of the investment of $10,000 in Class B and Class C shares; all recurring fees (including management fees) were deducted; and all dividends and distributions were reinvested.


Past performance is not predictive of future performance.

  The investment objective of the Van Kampen U.S. Real Estate Fund, formerly the Morgan Stanley U.S. Real Estate Fund, is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.



  For the year ended June 30, 1998, the Fund had a total return of 8.27 percent for the Class A shares at net asset value (NAV), as compared to 8.05 percent for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.



  Following a difficult first quarter, the second quarter provided very little improvement for REIT investors. The NAREIT Equity Index declined 4.59 percent for the quarter, and was down 5.03 percent at the end of the reporting period. This represents the first time that the REIT market provided a negative total return on a quarterly basis since the first quarter of 1995. As is the pattern in the REIT market, the second half of the year provides the majority of the performance; this was true in the second half of 1997, with third and fourth quarter returns of 11.8 percent and 1.8 percent, respectively.



  In the first quarter, the key reason for the difficulties in REIT prices appeared to be technical -- the continued strength in the U.S. equity market led many non-dedicated real estate investors to move funds to the broad market from the REIT sector. In the second quarter, however, the continuation of price weakness led to a greater focus on real estate fundamentals. As the U.S. real estate cycle continues to age, the level of new construction has begun to raise concerns among real estate industry participants. Specifically, markets are being gauged for a view as to when supply will surpass demand. Since the public market tends to look to the future, we can expect multiples to contract in anticipation of a deterioration in fundamentals.



  After three years of strong performance, the sector is faced with competing rallying cries of both REIT bulls and bears. One group of analysts finds value in the sector by demonstrating the large disparity between the relative average multiple of the S&P 500 versus REITs. These analysts cite REITs for providing defensive characteristics and portfolio diversification. The bears point to the cyclical nature of the real estate asset class and argue that multiples have begun to contract in anticipation of a slowdown in the rate of return in U.S. commercial real estate and an eventual downturn in capital values. Other favorite criticisms advanced by the bears include the notion that the REIT sector's reliance on raising equity capital to grow creates a supply-demand imbalance for REIT shares, thus keeping a ceiling on share prices. This opinion reflects the idea that non-dedicated investors will continue to avoid the sector; in addition, it is not clear how much demand will be provided by value-oriented investors or those investors searching for defensive vehicles.

  As we have discussed, the multifamily and industrial markets have already achieved equilibrium, with limited pockets of current supply problems. Despite a rapidly accelerating pace of new office development, the potential for widespread occupancy pressures from this sector does not appear on the horizon until 1999 or 2000. New development is confined primarily to sunbelt suburban locations and is only lightly scattered in a number of central business districts. In the hotel sector, although recent concerns were focused on the limited service segment of the market, the cautionary yellow flag is now being waved for each of the categories. The reason that potential oversupply in the hotel sector creates greater concern than in other sectors is that the typical lease in a hotel is only one night, creating the potential for a rapid deterioration of the operating environment. In light of the strong economy, retail sales have been buoyant, leading to strong results for retailers and greater demand to open new stores. We expect new development to meet this demand.



  It is not surprising that the equity offering calendar has become very light, and that the few deals that were completed in the quarter were priced at far lower levels than were desired by issuers. This is in contrast to 1997, which featured a record level of new equity issuance. Given current valuations, we expect that a number of the IPOs that have been filed will be postponed until the market recovers. In addition, a number of companies that made large acquisitions and that expected to complete equity follow-on offerings need to carefully study alternative options. Clearly, if current pricing levels persist, the rapid pace of equity securitization will slow as companies become reluctant or unable to raise equity capital to finance their growth. This should apply to acquisitions financed by cash as well as to the trend of trading property for shares with institutional investors and private companies. Finally, we expect that the merger environment may heat up, given that some companies are trading at or below valuation levels that approximate their private real estate value.



  The current market also may require a change of focus by the majority of the REIT analyst community. The recent focus has been on setting targets for a company's annual acquisitions pace and utilizing these targets to establish estimates of funds from operations (FFO) per share. Since this analysis is highly dependent on projecting future equity issuance and the corresponding price for that issuance, current FFO estimates have become suspect. Our style of focusing on NAV per share does not face this issue. However, to the extent that we have attributed some portion of the NAV to "development value," we must analyze the feasibility of a REIT completing its identified projects. We have spent considerable time discussing the attitude of management toward enhancing shareholder value by focusing on internal growth, development and redevelopment of assets, stock buybacks, and the sale of non-strategic assets.

  The REIT market has come under pressure by selling from non-dedicated investors. These investors were heavily concentrated in larger-capitalization companies, particularly those focusing in the office and hotel sectors (which were the two best-performing sectors over the last three years). We have continued to shape the portfolio with companies that we feel offer attractive fundamental valuations relative to their underlying real estate value. As a result, we added a number of large-cap companies that have faced the greatest price compression. From a top-down perspective, we significantly added to the office sector as a result of price declines. Previously, we attempted to overweight the office sector due to favorable fundamentals, but lofty prices caused us to temper that overweighting. High prices in the office sector were the result of external growth expectations, which are in the process of being downgraded. Despite price pressure in the hotel sector, we modestly decreased our exposure due to the concerns discussed above. In order to pay for additions to the office sector, we decreased our exposure to both multifamily and health care. These two sectors were modestly valued and did not suffer the same declines in share price.



IMPORTANT FUND UPDATE



  On October 23, 1997, the Trustees of the Fund approved its reorganization into the Van Kampen Real Estate Securities Fund. Upon shareholder approval, the reorganization of the Fund is expected to take place prior to December 31, 1998. More information about the reorganization will be forwarded to you in a proxy statement in the near future.



  Your Fund and the Van Kampen Real Estate Securities Fund have substantially similar investment objectives, policies and practices, and are managed by the same portfolio management team. The Van Kampen Fund's investment objective is to provide shareholders with long-term growth of capital, with current income as a secondary objective.



Russell Platt


Portfolio Manager


Theodore R. Bigman


Portfolio Manager

FUND SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666.

DEALERS--FOR INFORMATION
WITH RESPECT TO THE
REORGANIZATION CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889.

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 421-5684.

VAN KAMPEN

REAL ESTATE SECURITIES FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181


Investment Adviser of the VK Real Estate Securities Fund


VAN KAMPEN

ASSET MANAGEMENT INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181


Distributor of the VK Real Estate Securities Fund


VAN KAMPEN FUNDS INC.


One Parkview Plaza

Oakbrook Terrace, IL 60181


Transfer Agent of the VK Real Estate Fund


VAN KAMPEN INVESTOR SERVICES INC.

P.O. Box 418256
Kansas City, MO 64141-9256


Custodian of the VK Real Estate Securities Fund

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713


Legal Counsel of the VK Real Estate Securities Fund

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Accountants of the VK Real Estate Securities Fund


PRICEWATERHOUSECOOPERS LLP

200 East Randolph
Chicago, IL 60601

                           PROSPECTUS/PROXY STATEMENT


                     VAN KAMPEN REAL ESTATE SECURITIES FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF


                        VAN KAMPEN U.S. REAL ESTATE FUND



                                OCTOBER   , 1998

 ------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
PROPOSAL 1: THE PROPOSED REORGANIZATION.............................       3
A.      SUMMARY.....................................................       3
          The Reorganization........................................       3
          Reasons for the Proposed Reorganization...................       4
          Comparison of the VK Real Estate Securities Fund and the
            U.S. Real Estate Fund...................................       6
B.      RISK FACTORS................................................      20
          Similarity of Risks.......................................      20
          Differences in Risks......................................      21
C.      THE PROPOSED REORGANIZATION.................................      22
          Terms of the Agreement....................................      22
          Description of Securities to be Issued....................      23
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................      24
          Federal Income Tax Consequences...........................      24
          Expenses..................................................      26
          Ratification of Investment Objective, Investment Policies
            and Investment Restrictions of the VK Real Estate
            Securities Fund.........................................      27
          Legal Matters.............................................      27
D.      RECOMMENDATION OF THE BOARD.................................      27
OTHER INFORMATION...................................................      27
A.      SHAREHOLDERS OF THE VK REAL ESTATE SECURITIES FUND AND THE
          U.S. REAL ESTATE FUND.....................................      27
B.      SHAREHOLDER PROPOSALS.......................................      28
VOTING INFORMATION AND REQUIREMENTS.................................      28
EXHIBIT A: MANAGEMENT'S DISCUSSION OF VK REAL ESTATE SECURITIES FUND
  AND U.S. REAL ESTATE FUND PERFORMANCE.............................     A-1


                           [VAN KAMPEN FUNDS LOGO]

   -----------------------------------------------------------------------------
                                                                    Real Estate

   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                          REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Real Estate Securities Fund (the "Fund") is a diversified, open-end investment company, commonly known as a mutual fund. The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing principally in securities of companies operating in the real estate industry ("Real Estate Securities"). A "real estate industry" company is a company that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. There is no assurance that the Fund will achieve its investment objectives.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.
                             ---------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated April 30, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).
                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------
                    THIS PROSPECTUS IS DATED APRIL 30, 1998.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      6
Annual Fund Operating Expenses and Example..................      7
Financial Highlights........................................      9
The Fund....................................................     11
Investment Objectives and Policies..........................     11
Risk Factors................................................     15
Investment Practices........................................     16
Investment Advisory Services................................     21
Alternative Sales Arrangements..............................     22
Purchase of Shares..........................................     25
Shareholder Services........................................     35
Redemption of Shares........................................     39
Distribution and Service Plans..............................     43
Distributions from the Fund.................................     45
Tax Status..................................................     45
Fund Performance............................................     50
Description of Shares of the Fund...........................     52
Additional Information......................................     53
Appendix -- Description of Bond Ratings.....................     54

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Real Estate Securities Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

INVESTMENT POLICY AND RISKS. The Fund seeks to achieve its investment objectives by investing principally in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry" company is a company that derives at least 50% of its assets (marked-to-market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund's investments in debt securities will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Group ("S&P"), or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Van Kampen American Capital Asset Management, Inc. to be of comparable quality. Under normal market conditions, the Fund may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments. There can be no assurance that the Fund will achieve its investment objectives.

Because of the Fund's policy of concentrating its investments in Real Estate Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry. The Fund will be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities (and, to a lesser degree, equity securities) held by the Fund. The market value of debt securities tends to have an inverse relationship to the movement of interest rates. For additional information regarding the risks connected with investment in Real Estate Securities, see "Risk Factors."

  The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Investment Objectives and Policies -- Foreign Securities."

  The Fund may purchase or sell debt securities on a forward commitment basis. See "Investment Practices -- Forward Commitments." The Fund may use portfolio management techniques and strategies involving options, futures contracts and options on futures. The utilization of options, futures contracts and options on futures contracts may involve risks different from those associated with direct investments in underlying securities. See "Investment Practices -- Using Options, Futures Contracts and Related Options."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first or second year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income (which includes net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) are distributed quarterly. Net capital gains, if any, are distributed at least annually. Such distributions are automatically reinvested in shares of the Fund at net asset value per share (without a sales charge) unless payment in cash is requested. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A         CLASS B        CLASS C
                                   SHARES          SHARES          SHARES
                                   -------         -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)...............    4.75%(1)        None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price)........................     None           None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or                                        Year
  redemption proceeds)..........     None(2)    Year 1--4.00%     1--1.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed)...........     None           None            None
Exchange fee....................     None           None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------

                                              CLASS A    CLASS B    CLASS C
                                               SHARES     SHARES     SHARES
                                              --------   --------   --------
Management Fees (as a percentage of average
  daily net assets).........................   1.00%      1.00%      1.00%
12b-1 Fees (as a percentage of average daily
  net assets)(1)............................   0.25%      1.00%(2)   1.00%(2)
Other Expenses (as a percentage of average
  daily net assets).........................   0.52%      0.52%      0.52%
Total Fund Operating Expenses (as a
  percentage of average daily net assets)...   1.77%      2.52%      2.52%

------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                                 ONE    THREE   FIVE     TEN
                   EXAMPLE:                      YEAR   YEARS   YEARS   YEARS
                   --------                      ----   -----   -----   -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an operating
  expense ratio of 1.77% for Class A shares,
  2.52% for Class B shares and 2.52% for Class
  C shares, (ii) a 5.00% annual return and
  (iii) redemption at the end of each time
  period:
    Class A....................................  $65    $101    $139    $246
    Class B....................................  $66    $108    $149    $267*
    Class C....................................  $36    $ 78    $134    $286
You would pay the following expenses on the
  same $1,000 investment assuming no redemption
  at the end of each time period:
    Class A....................................  $65    $101    $139    $246
    Class B....................................  $26    $ 78    $134    $267*
    Class C....................................  $26    $ 78    $134    $286
-----------------------------------------------------------------------------

* Based on conversion to Class A shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------
  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last four fiscal periods) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                               CLASS A SHARES
                                                              -------------------------------------------------
                                                                                                 JUNE 9, 1994
                                                                                               (COMMENCEMENT OF
                                                                                                  INVESTMENT
                                                                 YEAR ENDED DECEMBER 31,        OPERATIONS) TO
                                                              -----------------------------      DECEMBER 31,
                                                               1997       1996      1995(A)        1994(A)
                                                              -------    -------    -------    ----------------
Net Asset Value, Beginning of the Period....................  $13.008    $ 10.00    $ 9.27          $9.43
                                                              -------    -------    ------          -----
 Net Investment Income......................................     .364       .351       .27            .23
 Net Realized and Unrealized Gain/Loss......................    2.220      3.514       .85          (.18)
                                                              -------    -------    ------          -----
Total from Investment Operations............................    2.584      3.865      1.12            .05
                                                              -------    -------    ------          -----
Less:
 Distributions from and in Excess of Net Investment
   Income...................................................     .380       .380     .2456           .153
 Return of Capital Distribution.............................      -0-        -0-     .1444           .057
 Distributions from Net Realized Gain.......................    1.402       .477       -0-            -0-
                                                              -------    -------    ------          -----
Total Distributions.........................................    1.782       .857       .39            .21
                                                              -------    -------    ------          -----
Net Asset Value, End of the Period..........................  $13.810    $13.008    $10.00          $9.27
                                                              =======    =======    ======          =====
Total Return(b).............................................   20.66%     39.82%    12.39%           .24%(c)
Net Assets at End of the Period (In millions)...............  $  51.3    $  23.3    $  8.5          $ 4.6
Ratio of Expenses to Average Net Assets**...................    1.77%      2.60%     2.67%          1.26%
Ratio of Net Investment Income to Average Net Assets**......    2.77%      3.21%     2.92%          4.28%
Portfolio Turnover..........................................     159%        97%       94%            28%*
Average Commission Paid Per Equity Share Traded(d)..........  $ .0594    $ .0486        --             --
*Non-Annualized
**If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................      N/A      2.61%     3.16%          3.03%
Ratio of Net Investment Income to Average Net Assets........      N/A      3.19%     2.44%          2.52%

                               (Table and footnotes continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                               CLASS B SHARES                                     CLASS C SHARES
                              ------------------------------------------------   ------------------------------------------------
                                                                JUNE 9, 1994                                       JUNE 9, 1994
                                                              (COMMENCEMENT OF                                   (COMMENCEMENT OF
                                                                 INVESTMENT                                         INVESTMENT
                                 YEAR ENDED DECEMBER 31,       OPERATIONS) TO       YEAR ENDED DECEMBER 31,       OPERATIONS) TO
                              -----------------------------     DECEMBER 31,     -----------------------------     DECEMBER 31,
                               1997       1996      1995(A)       1994(A)         1997       1996      1995(A)       1994(A)
                              -------    -------    -------   ----------------   -------    -------    -------   ----------------
Net Asset Value, Beginning
 of the Period..............  $13.008    $ 10.00    $ 9.28         $9.43         $12.999    $  9.99    $ 9.28         $9.43
                              -------    -------    ------         -----         -------    -------    ------         -----
 Net Investment Income......     .272       .266       .19           .20            .271       .266       .20           .22
 Net Realized and Unrealized
   Gain/Loss................    2.206      3.519      .843        (1.76)           2.206      3.520      .823        (.178)
                              -------    -------    ------         -----         -------    -------    ------         -----
Total from Investment
 Operations.................    2.478      3.785     1.033          .024           2.477      3.786     1.023          .042
                              -------    -------    ------         -----         -------    -------    ------         -----
Less:
 Distributions from and in
   Excess of Net Investment
   Income...................     .284       .300      .197         .1268            .284       .300      .197         .1399
 Return of Capital
   Distribution.............      -0-        -0-      .116         .0472             -0-        -0-      .116         .0521
 Distributions from Net
   Realized Gain............    1.402       .477       -0-           -0-           1.402       .477       -0-           -0-
                              -------    -------    ------         -----         -------    -------    ------         -----
Total Distributions.........    1.686       .777      .313          .174           1.686       .777      .313          .192
                              -------    -------    ------         -----         -------    -------    ------         -----
Net Asset Value, End of the
 Period.....................  $13.800    $13.008    $10.00         $9.28         $13.790    $12.999    $ 9.99         $9.28
                              =======    =======    ======         =====         =======    =======    ======         =====
Total Return(b).............   19.76%     38.82%    11.37%         (.04%)(c)      19.78%     38.86%    11.26%          .15%(c)
Net Assets at End of the
 Period (In millions).......  $  73.2    $  26.5    $ 12.0         $ 9.1         $  17.4    $   7.7    $  3.1         $ 1.3
Ratio of Expenses to Average
 Net Assets**...............    2.52%      3.37%     3.50%         1.84%           2.52%      3.38%     3.54%         1.62%
Ratio of Net Investment
 Income to Average Net
 Assets**...................    2.03%      2.39%     2.07%         3.81%           2.00%      2.39%     2.11%         3.92%
Portfolio Turnover..........     159%        97%       94%           28%*           159%        97%       94%           28%*
Average Commission Paid Per
 Equity Share Traded(d).....  $ .0594    $ .0486        --            --         $ .0594    $ .0486        --            --
*Non-Annualized
**If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets.................      N/A      3.39%     3.99%         3.60%             N/A      3.40%     4.03%         3.38%
Ratio of Net Investment
 Income to Average Net
 Assets.....................      N/A      2.37%     1.58%         2.05%             N/A      2.38%     1.62%         2.15%

------------
N/A = Not applicable.
(a)Based on average shares outstanding.
(b)Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c)Total Return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d)Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is a diversified, open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.
------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------

  GENERAL. The Fund's primary investment objective is to seek to provide shareholders with long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its investment objectives by investing principally in a diversified portfolio of Real Estate Securities, which include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry" company is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund's investments in debt securities will be rated, at the time of investment, at least Baa by Moody's, BBB by S&P, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. Ratings at the time of purchase determine which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Securities rated Baa by Moody's or BBB by S&P are considered to be medium grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Fund may invest more than 25% of its total assets in the real estate industry.

  Under normal market conditions, the Fund may invest up to 35% of its total assets in equity and debt securities of companies outside the real estate industry, U.S. Government securities, cash and money market instruments.

  The Fund may invest up to 25% of its assets in securities issued by foreign issuers. See "Investment Objectives and Policies -- Foreign Securities." The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts. Options, futures contracts and related options are described in "Investment Practices -- Using Options, Futures Contracts and Related Options" and the Statement of Additional Information.

  For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments as described below. The Fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market to such an extent that the Adviser believes there are extraordinary risks in being invested primarily in Real Estate Securities.

  There can be no assurance that the Fund will achieve its investment objectives.

  The investment objectives and policies, the percentage limitations, and the kinds of securities in which the Fund may invest generally are not fundamental policies and may be changed by the Trustees. Certain limitations as described under "Investment Practices -- Investment Restrictions" are fundamental and can be changed only by action of the shareholders. If there is a change in the objectives of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  SHORT-TERM INVESTMENTS. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper, bankers' acceptances, certificates of deposit, repurchase agreements collateralized by these securities, and other short-term evidences of indebtedness. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Such temporary investments may be made either for liquidity purposes, to meet shareholder redemption requirements or as a temporary defensive measure.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in securities issued by foreign issuers of developed countries of similar quality as the securities described above as determined by the Adviser. Some of such securities may also be Real Estate Securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets.

  The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. For further information on ADRs and EDRs, investors should refer to the Statement of Additional Information.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by the Fund may be subject to foreign withholding taxes, which would reduce the Fund's total return on such investments and the amounts available for distributions by the Fund to its shareholders. See "Tax Status." Foreign financial markets, while growing in volume, generally have less trading volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could have an adverse affect on the Fund's ability to purchase and sell portfolio securities in a timely fashion. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than costs associated with transactions in United States securities. In addition, the Fund will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

  FOREIGN CURRENCY TRANSACTIONS. The value of the Fund's portfolio securities that are traded in foreign markets may be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund's foreign currency exchange transactions generally will be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund does not purchase and sell foreign currencies as an investment.

  The Fund also may enter into contracts with banks or other foreign currency brokers and dealers to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts to hedge against changes in foreign currency exchange rates. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

  The Fund may attempt to hedge against changes in the value of the United States dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such hedging strategies may be employed before the Fund purchases a foreign security traded in the hedged currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment for such security is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline.

Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should move in the direction opposite to the hedged position. The Fund will not speculate in foreign currency forward or futures contracts or through the purchase and sale of foreign currencies.
------------------------------------------------------------------------------
RISK FACTORS
------------------------------------------------------------------------------

  Although the Fund does not invest directly in real estate, an investment in the Fund generally will be subject to the risks associated with real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants and changes in interest rates. The value of securities of companies which service the real estate industry also will be affected by such risks. If the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

  Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such real estate investment trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. Real estate investment trusts are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund indirectly will bear its proportionate share of any expenses paid by the real estate investment trusts in which it invests.

  Because of the Fund's policy of concentrating its investments in Real Estate Securities, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the real estate industry.

  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

  Additional information about the Fund's investment practices and the risks associated with such practices are contained in "Investment Objectives and Policies" and "Investment Practices" herein and in the Statement of Additional Information.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will not invest more than 15% of its net assets in repurchase agreements that do not mature within seven days and in any other illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and the Fund would incur losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund that would not be available to the Fund if it invested separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The debt securities in the Fund's portfolio generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Fund will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms which are affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of shares of the Fund if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  PORTFOLIO TURNOVER. The Fund may purchase and sell securities without regard to the length of time the security will be or has been held. The annual portfolio turnover rate may exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate would occur, for example, if all the securities held by the Fund were replaced in a period of one year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. High portfolio turnover also may result in realization of short-term capital gains if securities are held for one year or less which may be subject to applicable income taxes. See "Tax Status."

  RESTRICTED SECURITIES. The Fund generally may invest up to 15% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933, as amended ("1933 Act") and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to Trustee-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. Since it is not possible to predict with assurance how the markets for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Fund's investment in these securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Also excluded from this limitation on restricted securities are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and related options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets.

  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparty") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities described below. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets.

  Potential Risks of Options, Futures Contracts and Related Options. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, the purchase and sale of options, futures contracts and related options involve risks different from those associated with direct investments in the underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.

  In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contract or option (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 15% of its net assets in illiquid securities, including certain OTC Options deemed illiquid and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.

  FORWARD COMMITMENTS. The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

  The Fund may settle a Forward Commitment by either taking delivery of the securities or reselling or repurchasing a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. The Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

  The Fund maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Commitment sale) with the Fund's Custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain fundamental investment restrictions which may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act). The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:

  1. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

  2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (iii) an exemption or other relief from the provisions of the 1940 Act.

  3. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

  4. Concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (iii) an exemption or other relief from the provisions of the 1940 Act.

  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Board believes it is justified by the special nature of the Fund and it is not necessarily higher than the fees charged by certain mutual funds with investment objectives and policies similar to those of the Fund. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, ACCESS,

Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time the Adviser or Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.").

  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Russell C. Platt and Theodore R. Bigman have been primarily responsible for the day-to-day management of the Fund's investment portfolio since January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group.
------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of

$1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased.

  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for amounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put

100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions From the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The terms "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The

Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is computed as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealers Automated Quotations ("NASDAQ") at that price, (iii) unlisted securities and listed securities for which the last sale price is not available are valued at the last reported bid price, (iv) options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices, and (v) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Fund. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the number of days remaining until maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day.

  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                    REALLOWED TO
                                                       AS % OF         DEALERS
              SIZE OF                   AS % OF       NET AMOUNT      (AS % OF
            INVESTMENT               OFFERING PRICE    INVESTED    OFFERING PRICE)
----------------------------------------------------------------------------------
Less than $100,000.................    4.75%           4.99%         4.25%
$100,000 but less than $250,000....    3.75%           3.90%         3.25%
$250,000 but less than $500,000....    2.75%           2.83%         2.25%
$500,000 but less than
  $1,000,000.......................    2.00%           2.04%         1.75%
$1,000,000 or more*................      *               *             *
----------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors or their authorized dealers must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  Volume Discounts. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value, and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Advisory Corp. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees, provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested over a 12-month period.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the

      Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------

                                              CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF
YEAR SINCE PURCHASE                           DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------------------------------------------------------------------
First.....................................................................4.00%
Second....................................................................4.00%
Third.....................................................................3.00%
Fourth....................................................................2.50%
Fifth.....................................................................1.50%
Sixth and after............................................................None

------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to buy Class A shares.

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.

  A commission or transaction fee of up to 1.00% of the purchase amount will generally be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares generally annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder;
(ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificates equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to debit a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanying this Prospectus or by calling (800) 341-2911 or ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same class and of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset values of each Fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such Fund.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may be exchanged only upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such request.

  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon the redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vkac.com for further instruction. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VKAC nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256.

Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange; registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P. O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received.

Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to a bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given, and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.

  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen

American Capital Trust Company for repayment of principal, and interest, on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $2,203,968 and $119,214 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 3.01% and 0.68% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the

Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.
------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from net investment income (including but not limited to dividends received by the Fund from in its investments in stocks and interest earned from other investments) are the Fund's main source of income. Substantially all of this income, less expenses, is distributed quarterly as dividends to shareholders. Dividends automatically are applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund at least annually distributes to shareholders its net capital gains, which are the excess of the Fund's net long-term capital gains, if any, on the sale of securities during the year over its net short-term capital losses on the sale of securities, including capital losses carried forward from prior years in accordance with tax laws. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholder Services -- Reinvestment Plan."
------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION OF THE FUND. The Fund has elected and qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax (i) on a portion of any "excess distribution" received on the stock or (ii) on any gain from a sale or disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.

  As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders.

Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum net capital gains tax rate for corporations remains at 35%. The tax rates for capital gains described above will apply to distributions of capital gain dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain distributions received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A shares, Class B shares and Class C shares. Class A shares' total return figures include the maximum sales charge of 4.75%; Class B shares' and Class C shares' total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, NAREIT Equity REIT Index, Lehman Brothers REIT Index, Salomon Brothers High Grade Bond Index, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.

  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone number and address printed on the cover of this prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally incorporated in Maryland on April 14, 1994. The Fund was reorganized as a business trust under the laws of the State of Delaware as of August 19, 1995 and adopted its current name at that time.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.

  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

------------------------------------------------------------------------------
APPENDIX--DESCRIPTION OF BOND RATINGS
------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Nonrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1.  An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  3.  There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

STANDARD & POOR'S RATINGS GROUP

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

PREFERRED STOCK RATINGS

  Both Moody's and Standard & Poor's use the same designations for corporate bonds as they do for preferred stock, except in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911
PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666
DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666
FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
FOR AUTOMATED TELEPHONE
SERVICES
DIAL (800) 847-2424
VAN KAMPEN AMERICAN CAPITAL
REAL ESTATE SECURITIES FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Distributor
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital Real Estate Securities Fund
Custodian
STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital Real Estate Securities Fund
Legal Counsel
SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants
PRICE WATERHOUSE LLP
200 East Randolph Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                                  REAL ESTATE
                                SECURITIES FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                 APRIL 30, 1998

------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                     SUPPLEMENT DATED JULY 14, 1998 TO THE

       PROSPECTUS DATED SEPTEMBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                       JANUARY 2, 1998 AND MARCH 9, 1998
                     VKAC GLOBAL GOVERNMENT SECURITIES FUND

       PROSPECTUS DATED SEPTEMBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                                 MARCH 9, 1998
                               VKAC RESERVE FUND

        PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                       JANUARY 2, 1998 AND MARCH 9, 1998
                       VKAC SHORT-TERM GLOBAL INCOME FUND
                           VKAC STRATEGIC INCOME FUND
                               VKAC UTILITY FUND
                              VKAC PROSPECTOR FUND
                   MORGAN STANLEY EMERGING MARKETS DEBT FUND
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                     MORGAN STANLEY GROWTH AND INCOME FUND
                      MORGAN STANLEY EUROPEAN EQUITY FUND

        PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
               JANUARY 2, 1998, MARCH 9, 1998 AND MARCH 13, 1998
                              VKAC HIGH YIELD FUND

        PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
               JANUARY 2, 1998, MARCH 9, 1998 AND MARCH 25, 1998
                          VKAC AGGRESSIVE GROWTH FUND

        PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
               JANUARY 2, 1998, MARCH 9, 1998 AND APRIL 21, 1998
                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND
                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND

        PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998, MARCH 9, 1998, APRIL 23, 1998 AND MAY 12, 1998
                       VKAC GREAT AMERICAN COMPANIES FUND

        PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                JANUARY 2, 1998, MARCH 9, 1998 AND MAY 12, 1998
                                VKAC GROWTH FUND
                                 VKAC PACE FUND

        PROSPECTUS DATED OCTOBER 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                                 MARCH 9, 1998
                            VKAC TAX FREE MONEY FUND

       PROSPECTUS DATED DECEMBER 29, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                       JANUARY 2, 1998 AND MARCH 9, 1998
                            VKAC CORPORATE BOND FUND
                           VKAC EMERGING GROWTH FUND
                      VKAC HIGH INCOME CORPORATE BOND FUND

        PROSPECTUS DATED JANUARY 28, 1998, AS PREVIOUSLY SUPPLEMENTED ON
                                 MARCH 9, 1998
                     VKAC U.S. GOVERNMENT TRUST FOR INCOME

                       PROSPECTUS DATED FEBRUARY 17, 1998
                         VKAC SMALL CAPITALIZATION FUND

                        PROSPECTUS DATED MARCH 30, 1998
                          VKAC GROWTH AND INCOME FUND
                         VKAC HIGH YIELD MUNICIPAL FUND

                        PROSPECTUS DATED APRIL 27, 1998
                          VKAC FOREIGN SECURITIES FUND

                        PROSPECTUS DATED APRIL 30, 1998
                           VKAC U.S. GOVERNMENT FUND
                       VKAC INSURED TAX FREE INCOME FUND
                     VKAC CALIFORNIA INSURED TAX FREE FUND
                         VKAC TAX FREE HIGH INCOME FUND
                           VKAC MUNICIPAL INCOME FUND
                  VKAC INTERMEDIATE TERM MUNICIPAL INCOME FUND
                   VKAC FLORIDA INSURED TAX FREE INCOME FUND
                       VKAC NEW YORK TAX FREE INCOME FUND
                     VKAC PENNSYLVANIA TAX FREE INCOME FUND
                               VKAC COMSTOCK FUND
                            VKAC EQUITY INCOME FUND
                        VKAC GLOBAL MANAGED ASSETS FUND
                        VKAC GOVERNMENT SECURITIES FUND
                                VKAC HARBOR FUND
                           VKAC LIFE INVESTMENT TRUST

                     VKAC LIMITED MATURITY GOVERNMENT FUND
                        VKAC REAL ESTATE SECURITIES FUND

         PROSPECTUS DATED APRIL 30, 1998, AS PREVIOUSLY SUPPLEMENTED ON
                                  MAY 12, 1998
                              VKAC ENTERPRISE FUND
                           VKAC LIFE INVESTMENT TRUST

     The Board of Trustees or the Board of Directors, as the case may be (the "Board"), of each of the funds listed above (the "Funds") recently approved changing the name of each Fund. The Funds' name changes coincide with recent name changes affecting the Funds' investment advisers, distributor and shareholder service/transfer agent as well as the name of the parent corporation for such entities. As shown below, each of these Van Kampen-related service providers is truncating or changing its name to coordinate and simplify the mutual fund operations under the Van Kampen brand name. Likewise, the Board approved similarly changing the names of the existing Van Kampen American Capital retail open-end funds and the existing Morgan Stanley retail open-end funds which are serviced by these Van Kampen-related service providers also to emphasize the Van Kampen brand name and better coordinate the Van Kampen family of funds. For Funds organized as business trusts (or series of business trusts) or corporations (or series of corporations), the Board authorized name changes to the respective business trust names or corporation names in addition to changing the Funds' names.

     Effective July 14, 1998, all references in the attached prospectus to the names of Van Kampen-related service providers (and their parent) and the Fund name and, where applicable, the business trust or corporate name of which the Fund is a series, will refer to the new names shown in the schedule below.

               CURRENT SERVICE PROVIDER NAME                                   NEW SERVICE PROVIDER NAME
               -----------------------------                                   -------------------------
Van Kampen American Capital, Inc.                             Van Kampen Investments Inc.
Van Kampen American Capital Asset Management, Inc.            Van Kampen Asset Management Inc.
Van Kampen American Capital Investment Advisory Corp.         Van Kampen Investment Advisory Corp.
Van Kampen American Capital Distributors, Inc.                Van Kampen Funds Inc.
ACCESS Investor Services, Inc.                                Van Kampen Investor Services Inc.
                        CURRENT NAME                                                    NEW NAME
------------------------------------------------------------  ------------------------------------------------------------
Van Kampen American Capital U.S. Government Trust             Van Kampen U.S. Government Trust
 Van Kampen American Capital U.S. Government Fund              Van Kampen U.S. Government Fund
Van Kampen American Capital Tax Free Trust                    Van Kampen Tax Free Trust
 Van Kampen American Capital Insured Tax Free Income Fund      Van Kampen Insured Tax Free Income Fund
 Van Kampen American Capital Tax Free High Income Fund         Van Kampen Tax Free High Income Fund
 Van Kampen American Capital California Insured Tax Free       Van Kampen California Insured Tax Free Fund
   Fund
 Van Kampen American Capital Municipal Income Fund             Van Kampen Municipal Income Fund
 Van Kampen American Capital Intermediate Term Municipal       Van Kampen Intermediate Term Municipal Income Fund
   Income Fund
 Van Kampen American Capital Florida Insured Tax Free Income   Van Kampen Florida Insured Tax Free Income Fund
   Fund
 Van Kampen American Capital New York Tax Free Income Fund     Van Kampen New York Tax Free Income Fund
Van Kampen American Capital Trust                             Van Kampen Trust
 Van Kampen American Capital High Yield Fund                   Van Kampen High Yield Fund
 Van Kampen American Capital Short-Term Global Income Fund     Van Kampen Short-Term Global Income Fund
 Van Kampen American Capital Strategic Income Fund             Van Kampen Strategic Income Fund
Van Kampen American Capital Equity Trust                      Van Kampen Equity Trust
 Van Kampen American Capital Utility Fund                      Van Kampen Utility Fund
 Van Kampen American Capital Great American Companies Fund     Van Kampen Great American Companies Fund
 Van Kampen American Capital Growth Fund                       Van Kampen Growth Fund
 Van Kampen American Capital Prospector Fund                   Van Kampen Prospector Fund
 Van Kampen American Capital Aggressive Growth Fund            Van Kampen Aggressive Growth Fund
Van Kampen American Capital Pennsylvania Tax Free Income      Van Kampen Pennsylvania Tax Free Income
 Fund                                                         Fund
Van Kampen American Capital Tax Free Money Fund               Van Kampen Tax Free Money Fund
Van Kampen American Capital Foreign Securities Fund           Van Kampen Foreign Securities Fund
Van Kampen American Capital Comstock Fund                     Van Kampen Comstock Fund
Van Kampen American Capital Corporate Bond Fund               Van Kampen Corporate Bond Fund

                        CURRENT NAME                                                    NEW NAME
                        ------------                                                    --------
Van Kampen American Capital Emerging Growth Fund              Van Kampen Emerging Growth Fund
Van Kampen American Capital Enterprise Fund                   Van Kampen Enterprise Fund
Van Kampen American Capital Equity Income Fund                Van Kampen Equity Income Fund
Van Kampen American Capital Global Managed Assets Fund        Van Kampen Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund        Van Kampen Government Securities Fund
Van Kampen American Capital Growth and Income Fund            Van Kampen Growth and Income Fund
Van Kampen American Capital Harbor Fund                       Van Kampen Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund   Van Kampen High Income Corporate Bond Fund
Van Kampen American Capital Life Investment Trust             Van Kampen Life Investment Trust
Van Kampen American Capital Limited Maturity Government Fund  Van Kampen Limited Maturity Government Fund
Van Kampen American Capital Pace Fund                         Van Kampen Pace Fund
Van Kampen American Capital Real Estate Securities Fund       Van Kampen Real Estate Securities Fund
Van Kampen American Capital Reserve Fund                      Van Kampen Reserve Fund
Van Kampen American Capital Small Capitalization Fund         Van Kampen Small Capitalization Fund
Van Kampen American Capital Tax-Exempt Trust                  Van Kampen Tax-Exempt Trust
 Van Kampen American Capital High Yield Municipal Fund         Van Kampen High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income  Van Kampen U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust      Van Kampen World Portfolio Series Trust
 Van Kampen American Capital Global Government Securities      Van Kampen Global Government Securities Fund
   Fund
Morgan Stanley Fund, Inc.                                     Van Kampen Series Fund, Inc.
 Morgan Stanley Aggressive Equity Fund                         Van Kampen Aggressive Equity Fund
 Morgan Stanley American Value Fund                            Van Kampen American Value Fund
 Morgan Stanley Asian Growth Fund                              Van Kampen Asian Growth Fund
 Morgan Stanley Emerging Markets Fund                          Van Kampen Emerging Markets Fund
 Morgan Stanley Emerging Markets Debt Fund                     Van Kampen Emerging Markets Debt Fund
 Morgan Stanley European Equity Fund                           Van Kampen European Equity Fund
 Morgan Stanley Global Equity Fund                             Van Kampen Global Equity Fund
 Morgan Stanley Global Equity Allocation Fund                  Van Kampen Global Equity Allocation Fund
 Morgan Stanley Global Fixed Income Fund                       Van Kampen Global Fixed Income Fund
 Morgan Stanley Growth and Income Fund                         Van Kampen Growth and Income Fund II
 Morgan Stanley High Yield Fund                                Van Kampen High Yield & Total Return Fund
 Morgan Stanley International Magnum Fund                      Van Kampen International Magnum Fund
 Morgan Stanley Japanese Equity Fund                           Van Kampen Japanese Equity Fund
 Morgan Stanley Latin American Fund                            Van Kampen Latin American Fund
 Morgan Stanley Mid Cap Growth Fund                            Van Kampen Mid Cap Growth Fund
 Morgan Stanley U.S. Real Estate Fund                          U.S. Real Estate Fund
 Morgan Stanley Value Fund                                     Van Kampen Value Fund
 Morgan Stanley Worldwide High Income Fund                     Van Kampen Worldwide High Income Fund

                     VAN KAMPEN REAL ESTATE SECURITIES FUND
    SUPPLEMENT DATED AUGUST 28, 1998 TO THE PROSPECTUS DATED APRIL 30, 1998,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 14, 1998.

     The prospectus, as previously supplemented, is being further amended and supplemented to reflect the Board of Trustees appointment of Morgan Stanley Asset Management Inc. ("MSAM") as Subadviser to the Fund effective October 1, 1998. The addition of MSAM will not impact the Fund's portfolio management team or the day to day management of the Fund and will not result in any increase of the Fund's expenses. The Prospectus is amended and supplemented as follows:

     The section of the Prospectus captioned "Prospectus Summary" is hereby amended with the following:

     INVESTMENT ADVISERS. Van Kampen Asset Management Inc. (the "Adviser") is the Fund's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.

     The first and second paragraphs of the section of the Prospectus captioned "INVESTMENT ADVISORY SERVICES" is hereby supplemented with the following:


     ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Fund's Trustees believe it is justified by the special international nature of the Fund and its asset allocation features and it is not necessarily higher than the fees charged by certain mutual funds with an investment objective and investment policies similar to those of the Fund. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor, Investor Services, Van Kampen or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fees and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein. Pursuant to the Sub-advisory Agreement, the Subadvisory receives on an annual basis 50% of the compensation received by the Adviser.


     From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may be established.

     The section of the Prospectus captioned "INVESTMENT ADVISORY SERVICES" hereby is supplemented by adding the following:

     THE SUBADVISER. The Subadviser is a wholly-owned subsidiary of Morgan Stanley Group, Inc. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international equities and fixed income securities. At June 30, 1998, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $167 billion. The Subadviser is a leader in the real estate capital markets with 25 years of real estate financing experience. The Subadviser has dedicated over 200 employees worldwide to real estate securities research and market analysis and manages over $4 billion in private real estate investment partnerships. The Subadviser also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.
                                                                  REAL  SPT  898

              INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.


               SUBJECT TO COMPLETION -- DATED SEPTEMBER 22, 1998



                     VAN KAMPEN REAL ESTATE SECURITIES FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (800) 421-5666

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                     VAN KAMPEN REAL ESTATE SECURITIES FUND


            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF


                        VAN KAMPEN U.S. REAL ESTATE FUND



                             DATED OCTOBER   , 1998


                             ---------------------


     This Statement of Additional Information provides information about the Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund (the "VK Real Estate Securities Fund"), an open-end management investment company organized as a Delaware business trust, in addition to information contained in the Prospectus/Proxy Statement of the VK
Real Estate Securities Fund, dated October   , 1998, which also serves as the
proxy statement of the Van Kampen U.S. Real Estate Fund, formerly known as Morgan Stanley U.S. Real Estate Fund (the "U.S. Real Estate Fund"), a series of the Van Kampen Series Fund, Inc., an open-end management investment company organized as a Maryland corporation ("Series Fund"), in connection with the issuance of Class A, B and C shares of the VK Real Estate Securities Fund to shareholders of the U.S. Real Estate Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the VK Real Estate Securities Fund located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 (telephone no. (630) 684-6000 or (800) 421-5666).


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Proposed Reorganization of the U.S. Real Estate Fund........   2
Additional Information About the VK Real Estate Securities
  Fund......................................................   2
Additional Information About the U.S. Real Estate Fund......   2
Financial Statements........................................   2



     The VK Real Estate Securities Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE U.S. REAL ESTATE FUND



     The shareholders of the U.S. Real Estate Fund are being asked to approve an acquisition of all the assets of the U.S. Real Estate Fund solely in exchange for Class A, B and C shares of the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's assumption of the liabilities of the U.S. Real Estate Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the VK Real Estate Securities Fund and the Series Fund, on behalf of the U.S. Real Estate Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.



ADDITIONAL INFORMATION ABOUT THE VK REAL ESTATE SECURITIES FUND



     Incorporated herein by reference in its entirety is the Statement of Additional Information of the VK Real Estate Securities Fund, dated April 30, 1998, as supplemented, attached as Appendix B to this Statement of Additional Information.



ADDITIONAL INFORMATION ABOUT THE U.S. REAL ESTATE FUND



     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Series Fund, dated September --, 1998, attached as Appendix C to this Statement of Additional Information.


FINANCIAL STATEMENTS


     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the VK Real Estate Securities Fund for the fiscal year ended December 31, 1997 as included in Appendix B, (ii) the unaudited financial statements of the VK Real Estate Securities Fund for the semi-annual period ended June 30, 1998, as included in Appendix D hereto, (iii) the audited financial statements of the U.S. Real Estate Fund for fiscal year ended June 30, 1998 as included in Appendix C hereto.


PRO FORMA FINANCIAL STATEMENTS


     Set forth in Appendix E hereto are unaudited pro forma financial statements of the VK Real Estate Securities Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statement of Assets and Liabilities at June 30, 1998, (ii) Pro Forma Condensed Statement of Operations for the six months ended June 30, 1998 and (iii) Pro Forma Portfolio of Investments at June 30, 1998.

                                                                      APPENDIX A


                                    FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

                                                                      APPENDIX A


                      AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (the "Agreement") is made as of
          , 19 , by and between Van Kampen Real Estate Securities Fund (the "VK Real Estate Securities Fund"), a Delaware business trust formed under the laws of the State of Delaware, and Van Kampen U.S. Real Estate Fund (the
"U.S. Real Estate Fund"), a series of Van Kampen Series Fund, Inc., a Maryland corporation formed under the laws of the State of Maryland (the "Van Kampen Series Fund").



                                  WITNESSETH:


     WHEREAS, the Board of Trustees of the VK Real Estate Securities Fund and the Board of Directors of the Van Kampen Series Fund, on behalf of the U.S. Real Estate Fund have determined that entering into this Agreement for the VK Real Estate Securities Fund to acquire the assets and liabilities of the U.S. Real Estate Fund is in the best interests of the shareholders of each respective fund; and



 WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

 NOW, THEREFORE, in consideration of the mutual promises contained herein. and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.


     A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the U.S. Real Estate Fund will convey, transfer and deliver to the VK Real Estate Securities Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the U.S. Real Estate Fund (including accrued interest to the Closing Date) acceptable to the VK Real Estate Securities Fund as more fully set forth on Schedule I hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").



     B. CONSIDERATION. In consideration thereof, the VK Real Estate Securities Fund agrees that on the Closing Date the VK Real Estate Securities Fund will
(1) deliver to the U.S. Real Estate Fund, full and fractional Class A, Class B and Class C Shares of common stock, par value $0.001 per share, of the VK Real Estate Securities Fund having net asset values per share in an amount equal to the aggregate dollar value of the Assets net of any liabilities of the U.S. Real Estate Fund described in Section 3E hereof (the "Liabilities" determined pursuant to Section 3A of this Agreement (collectively, the "VK Real Estate Securities Fund Shares") and (ii) assume all of the U.S. Real Estate Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C Shares of the VK Real Estate Securities Fund to be exchanged shall be carried out to no less than two (2) decimal places. All VK Real Estate Securities Fund Shares delivered to the U.S. Real Estate Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.


2. CLOSING OF THE TRANSACTION.


     CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the U.S. Real Estate Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the VK Real Estate Securities Fund shall deliver to the U.S. Real Estate Fund the VK Real Estate Securities Fund Shares in the amount determined pursuant to Section 1B hereof and the U.S. Real Estate Fund thereafter shall, in order to effect the distribution of such shares to the U.S. Real Estate Fund shareholders, instruct the VK Real Estate Securities Fund to register the pro rata interest in the VK Real Estate Securities Fund Shares (in full and fractional shares) of each of the holders of record of shares of the U.S. Real Estate Fund in accordance with their holdings of either Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the VK Real Estate Fund agrees promptly to comply with said instruction. The VK Real Estate Securities Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.


3. PROCEDURE FOR REORGANIZATION.


     A. VALUATION. The value of the Assets and Liabilities of the U.S. Real Estate Fund to be transferred and assumed, respectively, by the VK Real Estate Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the VK Real Estate Fund (collectively, the "VK Real Estate Securities Fund Prospectus"), copies of which have been delivered to the U.S. Real Estate Fund.



     B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company, 225 Franklin Street Post Office Box 1713, Boston, Massachusetts 02105-1713, as custodian for the VK Real Estate Securities Fund (the "Custodian") for the benefit of the VK Real Estate Securities Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Investment Advisory Corp. (the "U.S. Real Estate Adviser").


          C. FAILURE TO DELIVER SECURITIES. If the U.S. Real Estate Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the U.S. Real Estate Fund's securities for the reason that any of such securities purchased by the VK Real Estate Securities Fund have not yet been delivered to it by the MS Real Estate Fund's broker or brokers, then, in lieu of such delivery, the U.S. Real Estate Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the VK Real Estate Securities Fund or Custodian, including brokers' confirmation slips.



          D. SHAREHOLDER ACCOUNTS. The VK Real Estate Securities Fund, in order to assist the U.S. Real Estate Fund in the distribution of the VK Real Estate Securities Fund Shares to the U.S. Real Estate Fund shareholders after delivery of the VK Real Estate Securities Fund Shares to the U.S. Real Estate Fund, will establish pursuant to the request of the U.S. Real Estate Fund an open account with the VK Real Estate Securities Fund for each shareholder of the U.S. Real Estate Fund and, upon request by the MS Real Estate Fund, shall transfer to such account the exact number of full and fractional Class A, Class B and Class C shares of the VK Real Estate Securities Fund then held by the U.S. Real Estate Fund specified in the instruction provided pursuant to Section 2 hereof. The VK Real Estate Securities Fund is not required to issue certificates representing VK Real Estate Securities Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the U.S. Real Estate Fund, certificates representing shares of common stock of the U.S. Real Estate Fund shall become null and void.


          E. LIABILITIES. The Liabilities shall include all of U.S. Real Estate Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.


          F. EXPENSES. In the event that the transactions contemplated herein are consummated, the VK Real Estate Securities Fund agrees to pay for the reasonable outside expenses for the transactions contemplated herein; that are solely and directly related to the reorganization within the meaning of Rev. Rule 73-54, 1973-1 C.B. 187; including, but not by way of limitation, the preparation of the VK Real Estate Fund's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of the U.S. Real Estate Fund shareholder proxies; the MS Real Estate Fund counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and the cost of rendering the tax opinion, more fully referenced in Section 7F below. Subject to the foregoing, U.S. Real Estate Fund and VK Real Estate Securities Fund will each pay its own expenses, if any, incurred in connection with the transactions contemplated herein. In addition, Van Kampen Asset Management Inc. will [waive/reduce] the amount of the advisory fee that it is owed by U.S. Real Estate Fund to Van Kampen Asset Management Inc. by approximately $35,000 which will represent the remaining unamortized cost of terminating the VKAC Global Equity Fund trustee retirement plan. The U.S. Real Estate Fund shareholders will pay their own expenses, if any, incurred in connection with the transactions contemplated herein. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Investments Inc.

          G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the U.S. Real Estate
Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the Maryland general corporate law and Federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the U.S. Real Estate Fund. Immediately after the Closing Date, the share transfer books relating to the U.S. Real Estate Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. U.S. REAL ESTATE FUND'S REPRESENTATIONS AND WARRANTIES.


The U.S. Real Estate Fund hereby represents and warrants to the VK Real Estate Securities Fund, which representations and warranties are true and correct on the date hereof, and agrees with the VK Real Estate Securities Fund that:



          A. ORGANIZATION. The Van Kampen Series Fund is a Maryland corporation duly formed and in good standing under the laws of the State of Maryland and is duly authorized to transact business in the State of Maryland. The U.S. Real Estate Fund is a separate series of the Van Kampen Series Fund duly designated in accordance with the applicable provisions of the Van Kampen Series Fund's Articles of Incorporation. The U.S. Real Estate Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the U.S. Real Estate Fund. The U.S. Real Estate Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the U.S. Real Estate Fund.


          B. REGISTRATION. The Van Kampen Series Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and such registration has not been revoked or rescinded. The U.S. Real Estate Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the MS Real Estate Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

          C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the U.S. Real Estate Fund audited as of and for the year ended June 30, 1997, true and complete copies of which have been heretofore furnished to the VK Real Estate Securities Fund, fairly represent the financial condition and the results of operations of the U.S. Real Estate Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. FINANCIAL STATEMENTS. The U.S. Real Estate Fund shall furnish to the VK Real Estate Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the U.S. Real Estate Fund for the period ended
December 31, 1997; and (ii) within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the U.S. Real Estate Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the U.S. Real Estate Fund as complying with the requirements hereof.

          E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the U.S. Real Estate Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the U.S. Real Estate Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the U.S. Real Estate Fund which would, if adversely determined, materially affect the U.S. Real Estate Fund's financial condition. All Liabilities were incurred by the U.S. Real Estate Fund in the ordinary course of its business.

          F. MATERIAL AGREEMENTS. The U.S. Real Estate Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the U.S. Real Estate Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the U.S. Real Estate Fund to which the U.S. Real Estate Fund is a party.

          G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later then 30 calendar days after the Closing Date, PricewaterhouseCoopers LLP, accountants for the U.S. Real Estate Fund, shall furnish the VK Real Estate Fund with a statement of the earnings and profits of the U.S. Real Estate Fund within the meaning of the Code as of the Closing Date.

          H. RESTRICTED SECURITIES. None of the securities comprising the assets of the U.S. Real Estate Fund at the date hereof are, or on the Closing Date or any subsequent delivery date will be, "restricted securities" under the Securities Act of 1933, (the "Securities Act") or the rules and regulations of the

Securities and Exchange Commission (the "SEC") thereunder, or will be securities for which market quotations are not readily available for purposes of Section 2(a)(41) under the 1940 Act.

          I. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the U.S. Real Estate
Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the MS Real Estate Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

          J. CORPORATE AUTHORITY. The Van Kampen Series Fund and the U.S.
Real Estate Fund have the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the U.S. Real Estate Fund's Board of Directors, and, except for obtaining approval of the holders of the shares of the U.S. Real Estate Fund, no other corporate acts or proceedings by the U.S. Real Estate Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the U.S. Real Estate Fund and constitutes the legal, valid and binding obligation of U.S. Real Estate Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

          K. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the U.S. Real Estate Fund does not and will not
(i) violate any provision of the Morgan Stanley Fund's Articles of Incorporation, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the U.S. Real Estate Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the U.S. Real Estate Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the U.S. Real Estate Fund. Except as set forth in Schedule 2 to this Agreement, (1) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the U.S. Real Estate Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the MS Real Estate Fund of the transactions contemplated by this Agreement.

          L. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

          (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the U.S. Real Estate Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

          (2) issued any option to purchase or other right to acquire shares of the U.S. Real Estate Fund granted by the U.S. Real Estate Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the U.S. Real Estate Fund;

          (3) any entering into, amendment or termination of any contract or agreement by U.S. Real Estate Fund, except as otherwise contemplated by this Agreement,

          (4) any indebtedness incurred, other than in the ordinary course of business, by the U.S. Real Estate Fund for borrowed money or any commitment to borrow money entered into by the U.S. Real Estate Fund;

          (5) any amendment of the Van Kampen Series Fund's Articles of Incorporation; or

          (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the U.S. Real Estate Fund other than a lien for taxes not yet due and payable.

          M. TITLE. On the Closing Date, the U.S. Real Estate Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the VK Real Estate Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

          N. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Van Kampen Series Fund and U.S. Real Estate Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this
Section 4N apply to statements or omissions made in reliance upon and in conformity with written information concerning the VK Real Estate Securities Fund furnished to the U.S. Real Estate Fund by the VK Real Estate Securities Fund.


          O. TAX QUALIFICATION. The U.S. Real Estate Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.


          P. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the VK Real Estate Securities Fund and those to which the Assets are subject.


          Q. U.S. REAL ESTATE FUND LIABILITIES. Except as otherwise provided for herein, the U.S. Real Estate Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the U.S. Real Estate Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.


5. THE VK REAL ESTATE SECURITIES FUND'S REPRESENTATIONS AND WARRANTIES.


The VK Real Estate Fund hereby represents and warrants to the U.S. Real Estate Fund, which representations and warranties are true and correct on the date hereof, and agrees with the U.S. Real Estate Fund that:


          A. ORGANIZATION. The VK Real Estate Securities Fund is a Delaware Business Trust duly formed and in good standing under the laws of the State of Delaware and is duly authorized to transact business in the State of Delaware. The VK Real Estate Securities Fund is qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the VK Real Estate Securities Fund. The VK Real Estate Securities Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the VK Real Estate Securities Fund.

          B. REGISTRATION. The VK Real Estate Fund is registered under the 1940 Act as an open-end, management investment company and such registration has not been revoked or rescinded. The VK Real Estate Securities Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest, par value $0.01 par value, of the VK Real Estate Securities Fund have been duty authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.

          C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the VK Real Estate Securities Fund audited as of and for the year ended December 31, 1997, true and complete copies of which have been heretofore furnished to the U.S. Real Estate Fund, fairly represent the financial condition and the results of operations of the VK Real Estate Securities Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          D. FINANCIAL STATEMENTS. The VK Real Estate Securities Fund shall furnish to the U.S. Real Estate Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the VK Real Estate Securities Fund as complying with the requirements hereof.

          E. CONTINGENT LIABILITIES. There are no contingent liabilities of the VK Real Estate Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the VK Real Estate Securities Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the VK Real Estate Securities Fund which would, if adversely determined, materially affect the VK Real Estate Securities Fund's financial condition.

          F. MATERIAL AGREEMENTS. The VK Real Estate Securities Fund Is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the VK Real Estate Securities Fund Prospectus and Statement of Additional Information there are no material agreements outstanding to which the VK Real Estate Securities Fund is a party.

          G. TAX RETURNS. At the date hereof and on the Closing Date, all Federal and other material tax returns and reports of the VK Real Estate Securities Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the VK Real Estate Securities Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.



          H. CORPORATE AUTHORITY. The VK Real Estate Securities Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the VK Real Estate Securities Fund's Board of Trustees, no other corporate acts or proceedings by the VK Real Estate Securities Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the VK Real Estate Securities Fund and constitutes a valid and binding obligation of the VK Real Estate Securities Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).



          I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the VK Real Estate Securities Fund does not and will not (i) result in a material violation of any provision of the Declaration of Trust of the VK Real Estate Securities Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the VK Real Estate Securities Fund or (iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the VK Real Estate Securities Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the VK Real Estate Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the VK Real Estate Securities Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the VK Real Estate Securities Fund of the transactions contemplated by this Agreement



          J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the VK Real
Estate Securities Fund which would materially affect its financial condition.

          K. SHARES OF THE VK REAL ESTATE SECURITIES FUND: REGISTRATION. The
VK Real Estate Securities Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.



          L. SHARES OF THE VK REAL ESTATE SECURITIES FUND: AUTHORIZATION. The shares of beneficial interest of the VK Real Estate Securities Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Trust and conform in all material respects to the description thereof contained in the VK Real Estate Securities Fund's Prospectus furnished to the U.S. Real Estate Fund.



          M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the VK Real Estate Securities Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.



          N. REGISTRATION STATEMENT The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the VK Real Estate Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Van Kampen Series Fund or the U.S. Real Estate Fund furnished to the VK Real Estate Securities Fund.



          O. TAX QUALIFICATION. The VK Real Estate Securities Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.


6. COVENANTS.


          During the period from the date of this Agreement and continuing until the Closing Date the U.S. Real Estate Fund and VK Real Estate Securities Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

          A. OTHER ACTIONS. The U.S. Real Estate Fund and VK Real Estate Securities Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.



          B. GOVERNMENT FILINGS; CONSENTS. The U.S. Real Estate Fund and VK Real Estate Securities Fund shall file all reports required to be filed by the U.S. Real Estate Fund and VK Real Estate Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the U.S. Real Estate Fund and the VK Real Estate Securities Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Delaware and the Secretary of the State of the State of Maryland.



          C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the U.S. Real Estate Fund or VK Real Estate Securities Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The U.S. Real Estate Fund shall promptly prepare and file with the SEC the Prospectus/Proxy Statement and the VK Real Estate Securities Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the MS Real Estate Fund and its affiliated persons, the VK Real Estate Securities Fund shall only include such information as is approved by the U.S. Real Estate Fund for use in the Registration Statement. The VK Real Estate Fund shall not amend or supplement any such information regarding the VK Real Estate Securities Fund and such affiliates without the prior written consent of the U.S. Real Estate Fund which consent shall not unreasonably withheld or delayed. The VK Real Estate Securities Fund shall promptly notify and provide the U.S. Real Estate Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The VK Real Estate Securities Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The VK Real Estate Securities Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the VK Real Estate Securities Fund's shares of beneficial interest in the transactions contemplated by this Agreement and the U.S. Real Fund shall furnish all information concerning the U.S. Real Estate Fund and the holders of the U.S. Real Estate Fund's shares of common stock as may be reasonably requested in connection with any such action.



          D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the U.S. Real Estate Fund shall make available to the VK Real Estate Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the VK Real Estate Securities Fund shall make available to the U.S. Real Estate Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or Federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).


          E. SHAREHOLDERS MEETING. The U.S. Real Estate Fund shall call a meeting of the U.S. Real Estate Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the U.S. Real Estate Fund as of the record date for such meeting of shareholders. The Board shall recommend to the U.S. Real Estate Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.


          F. COORDINATION OF PORTFOLIOS. The U.S. Real Estate Fund and VK Real Estate Securities Fund covenant and agree to coordinate the respective portfolios of the U.S. Real Estate Fund and VK Real Estate Securities Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the VK Real Estate Securities Fund's portfolio, the resulting portfolio will meet the VK Real Estate Securities Fund's investment objective, policies and restrictions, as set forth in the VK Real Estate Securities Fund's Prospectus, a copy of which has been delivered to the U.S. Real Estate Fund.



          G. DISTRIBUTION OF THE SHARES. At Closing the U.S. Real Estate Fund covenants that it shall cause to be distributed the VK Real Estate Securities Fund Shares in the proper; pro rata amount for the benefit of U.S. Real Estate Fund's shareholders and such that the U.S. Real Estate Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The U.S. Real Estate Fund covenants further that, pursuant to
Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The U.S. Real Estate Fund covenants to use all reasonable efforts to cooperate with the VK Real Estate Securities Fund and the VK Real Estate Securities Fund's transfer agent in the distribution of said shares.



          H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the U.S. Real Estate Fund and the VK Real Estate Securities Fund represents that no agent broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of he transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.


          I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.


          J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the U.S. Real Estate Fund and the VK Real Estate Securities Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.



          K. TAX STATUS OF REORGANIZATION. The intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the VK Real Estate Securities Fund nor the U.S. Real Estate Fund shall take any action, or cause any to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the VK Real Estate Securities Fund and the U.S. Real Estate Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the U.S. Real Estate Fund, to render the tax opinion required herein.


            L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the U.S. Real Estate Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE U.S. REAL ESTATE FUND.

The obligations of the U.S. Real Estate Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver the U.S. Real Estate Fund, of the following conditions:

          A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the U.S. Real Estate Fund.


          B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the VK Real Estate Securities Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the VK Real Estate Securities Fund, and the U.S. Real Estate Fund shall have received a certificate of the President or Vice President of the VK Real Estate Securities Fund satisfactory in form and substance to the U.S. Real Estate Fund so stating. The VK Real Estate Securities Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.



          C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

          D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.


          E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent, jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect nor shall any proceeding by any state local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the VK Real Estate Securities Fund.

          F. TAX OPINION. The U.S. Real Estate Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Van Kampen Series Fund and U.S. Real Estate Fund, dated as of the Closing
Date, addressed to the Van Kampen Series Fund i I and U.S. Real Estate Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.


          G. OPINION OF COUNSEL. The U.S. Real Estate Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the VK Real Estate Securities Fund, dated as of the Closing Date, addressed to the U.S. Real Estate Fund substantially in the and to the effect that (i) the VK Real Estate Securities Fund is duly formed and in good standing as a business trust under the laws of the State of Delaware; (ii) the VK Real Estate Securities Fund is registered as an open-end, management investment company under the 1940 Act, (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the VK Real Estate Securities Fund and this Agreement has been duly executed and delivered by the VK Real Estate Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the VK Real Estate Securities Fund; (iv) neither the execution or delivery by the VK Real Estate Securities Fund of this Agreement nor the consummation by the VK Real Estate Securities Fund of the transactions contemplated thereby contravene the Declaration of Trust or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the VK Real Estate Securities Fund as being applicable to the VK Real Estate Securities Fund; (v) to the knowledge of such counsel, based solely an the certificate of an appropriate officer of the VK Real Estate Securities Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the VK Real Estate Securities Fund or might have a material adverse effect on the value of any assets of the VK Real Estate Securities Fund; (vi) the VK Real Estate Securities Fund shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Delaware business trust, be validly issued, fully paid and nonassessable, (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the VK Real Estate Securities Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to VK Real Estate Securities Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the VK Real Estate Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Delaware or Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them,
(b) the absence of which does not deprive the U.S. Real Estate Fund of any material benefit under the Agreement, or (c) which can be readily obtained without significant delay or expense to the U.S. Real Estate Fund, without loss to the MS Real Estate Fund of any material benefit under the Agreement and without any material adverse effect on the MS Real Estate Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Delaware and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the VK Real Estate Securities Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the VK Real Estate Securities Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the VK Real Estate Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.


          H. OFFICER CERTIFICATES. The U.S. Real Estate Fund shall have received a certificate of an authorized officer of the VK Real Estate Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the U.S. Real Estate Fund.

8. CONDITIONS TO OBLIGATIONS OF VK REAL ESTATE SECURITIES FUND.

The obligations of the VK Real Estate Securities Fund hereunder With respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the VK Real Estate Securities Fund of the following conditions:

     A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the U.S. Real Estate Fund.


     B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the MS Real Estate Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the U.S. Real Estate Fund, and the VK Real Estate Securities Fund shall have received a certificate of an authorized officer of the U.S. Real Estate Fund satisfactory in form and substance to the VK Real Estate Securities Fund so stating. The U.S. Real Estate Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.


     C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

     E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement which makes the consummation of the transactions contemplated by this Agreement illegal.


     F. TAX OPINION. The VK Real Estate Securities Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Van Kampen Series Fund and the U.S. Real Estate Fund, dated as of the Closing Date, addressed to the VK Real Estate Securities Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.



     G. OPINION OF COUNSEL. The VK Real Estate Securities Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Van Kampen Series Fund and U.S. Real Estate Securities Fund, dated as of the Closing Date, addressed to the VK Real Estate Securities Fund, substantially in the form and to the effect that (i) the Morgan Stanley Fund is duly formed and existing as a corporation in good standing under the laws of the State of Maryland; (ii) the Board of Directors has designated the U.S. Real Estate Fund as a series of the Van Kampen Series Fund;(iii) the U.S. Real Estate Fund is registered as an open-end, management investment company under the 1940 Act (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Morgan Stanley Fund on behalf of the MS Real Estate Fund and this Agreement has been duly executed and delivered by the Van Kampen Series Fund on behalf of the U.S. Real Estate Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Van Kampen Series Fund on behalf of U.S. Real Estate Fund; (v) neither the execution or delivery by the Van Kampen Series Fund on behalf of the U.S. Real Estate Fund of this Agreement nor the consummation by the Van Kampen Series Fund or U.S. Real Estate Fund of the transactions contemplated thereby contravene the Van Kampen Series Fund's Articles of Incorporation or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Van Kampen Series Fund as being applicable to the U.S. Real Estate Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of the U.S. Real Estate Fund attached thereto, there is no pending, or threatened litigation involving the U.S. Real Estate Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the U.S. Real Estate Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of effectiveness of the portions of the Registration Statement applicable to the Van Kampen Series Fund and U.S. Real Estate Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Van Kampen Series Fund on behalf of the U.S. Real Estate Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Maryland or Illinois, or the federal laws of the United States, the consent. approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body except such as have been obtained under the Securities Act the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing: (a) which may be required as a result of the involvement of their parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the VK Real Estate Securities Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the VK Real Estate Securities Fund, without loss to the VK Real Estate Securities Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Maryland and Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the U.S. Real Estate Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the U.S. Real Estate Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the U.S. Real Estate Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.


     H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the VK Real Estate Fund's investment objectives, policies and restrictions as set forth in the U.S Real Estate Securities Fund's Prospectus, a copy of which has been delivered to the U.S. Real Estate Fund.


     I. SHAREHOLDER LIST. The U.S. Real Estate Fund shall have delivered to the VK Real Estate Securities Fund an updated list of all shareholders of the U.S. Real Estate Fund, as reported by the U.S. Real Estate Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the U.S. Real Estate Fund, taxpayer Identification numbers, Form W-9 and last known address.


     J. OFFICER CERTIFICATES. The VK Real Estate Securities Fund should have received a certificate of an authorized officer of the U.S. Real Estate Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Directors and shareholders.


9. AMENDMENT, WAIVER AND TERMINATION.

     (A) The parties hereto may, by agreement in writing authorized by the respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the U.S. Real Estate Fund; provided, however, that after receipt of U.S. Real Estate Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining U.S. Real Estate Fund's shareholder approval thereof.

     (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:


     (i) by the mutual consents of the respective Boards of the U.S. Real Estate Fund and the VK Real Estate Securities Fund;


     (ii) by the U.S. Real Estate Fund, if the VK Real Estate Securities Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;


     (iii) by the VK Real Estate Securities Fund, if the U.S. Real Estate Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;



     (iv) by either the U.S. Real Estate Fund or VK Real Estate Securities Fund, if the Closing has not occurred on or prior to June 30, 1998 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);



     (v) by the VK Real Estate Securities Fund in the event that: (a) all the conditions precedent to the U.S. Real Estate Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the VK Real Estate Securities Fund gives the U.S. Real Estate Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the VK Real Estate Securities Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the U.S. Real Estate Fund then fails or refuses to close within the earlier of five (5) business days or June 30, 1998; or



     (vi) by the U.S. Real Estate Fund in the event that: (a) all the conditions precedent to the VK Real Estate Securities Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the U.S. Real Estate Fund gives the VK Real

Estate Securities Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the U.S. Real Estate Fund's obligation to close as set forth in Section 7 of this Agreement; and (c) the VK Real Estate Securities Fund then fails or refuses to close within the earlier of five (5) business days or June 30, 1998.


10. REMEDIES.


     In the event of termination of this Agreement by either or both of the U.S. Real Estate Fund and VK Real Estate Securities Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.


11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.


     A. SURVIVAL. The representations and warranties include or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the VK Real Estate Securities Fund's and the U.S. Real Estate Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the VK Real Estate Securities Fund or the U.S. Real Estate Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.


     B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, directors, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened, (collectively, the "Losses"): arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

     C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense: If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor's shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.


All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the MS Real Estate Fund shall be addressed to the U.S. Real Estate Fund c/o Van Kampen Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address as the U.S. Real Estate Fund may designate by written notice to the VK Real Estate Securities Fund. Notice to the VK Real Estate Securities Fund shall be addressed to the VK Real Estate Fund c/o Van Kampen Asset Management Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the VK Real Estate Securities Fund may designate by written notice to the U.S. Real Estate Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.


14. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.


The U.S. Real Estate Fund and the VK Real Estate Securities Fund agree that copies of the books and records of the U.S. Real Estate Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the U.S. Real Estate Fund to the VK Real Estate Securities Fund at the Closing Date. In addition to, and without limiting the foregoing, the U.S. Real Estate Fund and the VK Real Estate Securities Fund agree to take such action as may be necessary in order that the VK Real Estate Securities Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.


16. GENERAL.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Van Kampen Series Fund on behalf of U.S. Real Estate Fund and VK Real Estate Securities Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.


17. LIMITATION OF LIABILITY.


Consistent with the VK Real Estate Securities Fund's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed by of the Trustees of the VK Real Estate Securities Fund on behalf of the VK Real Estate Securities Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the VK Real Estate Securities Fund individually but binding only upon the assets and property of the VK Real Estate Securities Fund.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                    VAN KAMPEN REAL ESTATE
                                    SECURITIES FUND,
                                    a Delaware business trust


                                    ______________________________________
                                    Dennis J. McDonnell
                                    President


Attest:___________________
Nicholas Dalmaso
Assistant Secretary

                                    VAN KAMPEN SERIES FUND, INC.,
                                    a Maryland corporation on behalf of
                                    VAN KAMPEN U.S. REAL ESTATE FUND



                                    ______________________________________
                                    Dennis J. McDonnell
                                    President



Attest:___________________
Nicholas Dalmaso
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF

                                   VAN KAMPEN


                          REAL ESTATE SECURITIES FUND


                            Dated April 30, 1998, as


                         Supplemented on July 14, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

     Van Kampen American Capital Real Estate Securities Fund (the "Fund") is a diversified, open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information.........................................  B- 2
Investment Policies and Techniques..........................  B- 3
Investment Restrictions.....................................  B-11
Trustees and Officers.......................................  B-13
Legal Counsel...............................................  B-22
Investment Advisory Agreement...............................  B-22
Distributor.................................................  B-23
Distribution and Service Plans..............................  B-24
Transfer Agent..............................................  B-25
Portfolio Transactions and Brokerage........................  B-25
Determination of Net Asset Value............................  B-26
Purchase and Redemption of Shares...........................  B-27
Exchange Privilege..........................................  B-29
Tax Status of the Fund......................................  B-29
Fund Performance............................................  B-29
Other Information...........................................  B-30
Report of Independent Accountants...........................  B-31
Financial Statements........................................  B-32
Notes to Financial Statements...............................  B-41

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1998.

GENERAL INFORMATION

     The Fund was incorporated originally in Maryland on April 14, 1994 under the name American Capital Real Estate Securities Fund, Inc. As of August 19, 1995, the Fund was reorganized as a series of Van Kampen American Capital Real Estate Securities Fund (the "Trust"), a business trust organized under the laws of the State of Delaware, and adopted its current name.

     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates): real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

     VKAC's equity fund philosophy is to normally remain fully invested to achieve consistent long-term returns.

     VKAC believes that investment real estate is an asset class that often is overlooked by investors.

     As of April 3, 1998, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as set forth below.

                                                               AMOUNT OF       CLASS
                     NAME AND ADDRESS                         OWNERSHIP AT       OF      PERCENTAGE
                         OF HOLDER                           APRIL 3, 1998     SHARES    OWNERSHIP
                     ----------------                        -------------     ------    ----------
Merrill Lynch Pierce                                         666,442 shares     B          11.41%
  Fenner & Smith Inc.                                        124,316 shares     C           9.26%
  Mutual Fund Operations
  Attn Fund Administration
  4800 Deer Lake Dr., E. 3rd FL
  Jacksonville, FL 32246-6484
Van Kampen American Capital Trust                            544,238 shares     A          13.42%
  Company                                                    503,052 shares     B           8.62%
  2800 Post Oak Blvd.                                         94,254 shares     C           7.02%
  Houston, Texas 77056
PaineWebber for the Benefit of                                74,747 shares     C           5.57%
  Schoellkopf Shenandoah
  Partnership, Ltd.
  3303 Lee Parkway
  Suite 405
  Dallas, TX 75219-5109

     Van Kampen American Capital Trust Company acts as custodian for certain employee benefits and individual retirement accounts.

INVESTMENT POLICIES AND TECHNIQUES

     The Fund's primary investment objective is to seek to provide long-term growth of capital. Current income is a secondary investment objective. The following disclosures supplement disclosures set forth in the Prospectus. Readers must refer also to the Prospectus for a complete presentation.

DEPOSITARY RECEIPTS

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may engage in transactions in options, futures contracts and options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and related options. See Prospectus for further information.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund sells call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund sells put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Selling Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. In addition, the Fund may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OPTIONS ON STOCK INDEXES

     Options on stock indexes are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may sell or purchase options which are listed on an exchange as well as options which are traded over-the-counter.

     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, sellers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a seller of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

FOREIGN CURRENCY OPTIONS

     The Fund may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Premiums paid for such put and call options will be limited to no more than 5% of the Fund's net assets at any given time. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Fund from time to time and over-the-counter options may also be purchased, but only when the Adviser believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally. See "Investment Practices -- Using Options, Futures Contracts and Related Options" in the Prospectus.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     Types of Contracts. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits, LIBOR.

     A stock index futures contract is an agreement pursuant to which a party agrees to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no purchase price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily transaction costs associated with futures transactions are lower than the transaction costs which would be incurred in the purchase or sale of the underlying securities.

     Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the Chicago Mercantile Exchange and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised index of foreign stocks are also being developed. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation, or no correlation, between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities, currency or index underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to predict correctly the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. Option on futures contracts to be sold or purchased by the Fund will be traded on United States or foreign exchange or over-the-counter.

     The Fund will not enter into futures contracts or option transaction (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceeds 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and sell options on futures contracts. Options on futures contracts to be sold or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could sell put options at a lower strike price (a

"put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless, in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

     Additional Risks of Options and Futures Transactions. Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be sold by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash, cash equivalents or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash, cash equivalents or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale. See the Prospectus for further information.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and

(c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

      4. Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

      5. Buy or sell real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies operating in the real estate industry, including real estate investment trusts. The Fund may hold and sell real estate acquired as a result of the ownership of its securities.

      6. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

      7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

      8. Concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and related options transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets.

     10. The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

     In addition to the foregoing fundamental investment policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Fund's Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. The Fund may not purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      3. The Fund may not invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      4. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

      5. The Fund may not invest in securities of any company if any officer or trustee/director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      6. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      7. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      8. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

TRUSTEES AND OFFICERS

     The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen American Capital Advisors Corp., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Record Keeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).

                                    TRUSTEES

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman, President and a Director of VKAC. Chairman and
2800 Post Oak Blvd.                         a Director of the Advisers and the Distributor. Chairman
Houston, TX 77056                           and a Director of ACCESS. Director or officer of certain
Date of Birth: 10/19/39                     other subsidiaries of VKAC. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to November 1996, President,
                                            Chief Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and other funds advised by the Advisers or Van Kampen
                                            American Capital Management, Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen American Capital
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex, and other open-end and closed-end funds
                                            advised by the Advisers or Van Kampen American Capital
                                            Management, Inc.

---------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     Executive Vice President and a Director of
  Date of Birth: 05/20/42                                   VKAC and VK/AC Holding, Inc. President,
                                                            Chief Operating Officer and a Director of
                                                            the Advisers, Van Kampen American Capital
                                                            Advisors, Inc., and Van Kampen American
                                                            Capital Management, Inc. President and a
                                                            Director of Van Kampen Merritt Equity
                                                            Advisors Corp. Prior to April of 1997, he
                                                            was a Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Prior to September of 1996,
                                                            Mr. McDonnell was Chief Executive Officer
                                                            and Director of MCM Group, Inc., McCarthy,
                                                            Crisanti & Maffei, Inc. and Chairman and
                                                            Director of MCM Asia Pacific Company,
                                                            Limited and MCM (Europe) Limited. Prior to
                                                            November 1996, Executive Vice President and
                                                            a Director of VKAC Holding. Prior to July
                                                            of 1996, Mr. McDonnell was President, Chief
                                                            Operating Officer and Trustee of VSM Inc.
                                                            and VCJ Inc. President of each of the funds
                                                            in the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 06/25/56                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Prior to July of 1996, Mr.
                                                            Hegel was a Director of VSM Inc. Prior to
                                                            September of 1996, he was a Director of
                                                            McCarthy, Crisanti & Maffei, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53                                   Secretary and Director of VKAC and VK/AC
                                                            Holding, Inc. Mr. Nyberg is also Executive
                                                            Vice President, General Counsel and a
                                                            Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Executive Vice President,
                                                            General Counsel, Assistant Secretary and a
                                                            Director of the Advisers and the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, American
                                                            Capital Contractual Services, Inc. and Van
                                                            Kampen American Capital Trust Company.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of ACCESS. Director
                                                            or officer of certain other subsidiaries of
                                                            VKAC. Prior to June of 1997, Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to April of 1997,
                                                            he was Executive Vice President, General
                                                            Counsel and Director of Van Kampen Merritt
                                                            Equity Advisors Corp. Prior to July of
                                                            1996, Mr. Nyberg was Executive Vice
                                                            President and General Counsel of VSM Inc.
                                                            and Executive Vice President and General
                                                            Counsel of VCJ Inc. Prior to September of
                                                            1996, he was General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Vice President and
                                                            Secretary of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 04/20/42                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Vice President of each of
                                                            the funds in the Fund Complex and certain
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President and Director of
  Date of Birth: 11/10/44                                   VKAC, and VK/AC Holding Inc. Executive Vice
                                                            President of the AC Adviser and the
                                                            Distributor. President and a Director of
                                                            ACCESS. President and Chief Operating
                                                            Officer of Van Kampen American Capital
                                                            Record Keeping Services, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers and
  Date of Birth: 01/11/56     Financial Officer             Van Kampen American Capital Management,
                                                            Inc. Vice President and Chief Financial
                                                            Officer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.

Nicholas Dalmaso............  Assistant Secretary           Associate General Counsel and Assistant
  Date of Birth: 03/01/65                                   Secretary of VKAC. Vice President,
                                                            Associate General Counsel and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            Van Kampen American Capital Advisors, Inc.
                                                            and Van Kampen American Capital Management,
                                                            Inc. Assistant Secretary of each of the
                                                            funds in the Fund Complex and other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Vice President and a Senior Attorney of
  Date of Birth: 11/15/63                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            ACCESS, Van Kampen American Capital
                                                            Management, Inc., American Capital
                                                            Contractual Services, Inc., Van Kampen
                                                            American Capital Exchange Corporation and
                                                            Van Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC and
                                                            VKAC Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the
                                                            Advisers, the Distributor, ACCESS American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Management, Inc.,
                                                            Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Insurance Agency of Illinois, Inc., VKAC
                                                            System, Inc., Van Kampen American Capital
                                                            Record Keeping Services, Inc. and Van
                                                            Kampen Merritt Equity Advisors Corp. Prior
                                                            to April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary of Van
                                                            Kampen American Capital Services, Inc. and
                                                            Van Kampen Merritt Holdings Corp. Prior to
                                                            September of 1996, Mr. Martin was Deputy
                                                            General Counsel and Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc., and prior to July
                                                            of 1996, he was Senior Vice President,
                                                            Deputy General Counsel and Secretary of VSM
                                                            Inc. and VCJ Inc. Assistant Secretary of
                                                            each of the funds in the Fund Complex and
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Prior to September of 1996, Mr. Wetherell
                                                            was Assistant Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.
Steven M. Hill..............  Assistant Treasurer           Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.
Michael Robert Sullivan.....  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS,

Van Kampen American Capital or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1994                   $800                   $30,328              $60,000            $111,197
Linda Hutton Heagy*         1995                    800                     3,141               60,000             111,197
R. Craig Kennedy*           1995                    800                     2,229               60,000             111,197
Jack E. Nelson*             1995                    800                    15,820               60,000             104,322
Jerome L. Robinson          1995                    800                    32,020               15,750             107,947
Phillip B. Rooney*          1997                    600                         0               60,000              74,697
Dr. Fernando Sisto*         1994                    800                    60,208               60,000             111,197
Wayne W. Whalen*            1995                    800                    10,788               60,000             111,197

---------------
* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Trustees not eligible for compensation are not included in the compensation table.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 1997: Mr. Branagan, $800; Ms. Heagy, $800; Mr. Kennedy, $400; Mr. Nelson, $800; Mr. Robinson, $800; Mr. Rooney, $400; Dr. Sisto, $400; and Mr. Whalen, $800. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1997 is as follows: Mr. Branagan, $1,423; Dr. Caruso, $1,730; Mr. Gaughan, $376; Ms. Heagy, $2,225; Mr. Kennedy, $1,504;
    Mr. Lipshie, $0; Mr. Miller, $1,509; Mr. Nelson, $2,600; Mr. Rees, $205; Mr. Robinson, $2,605; Mr. Rooney, $403; Dr. Sisto, $1,654; Mr. Vernon, $0; and Mr. Whalen, $2,600. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the current trustees for the Funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.

     As of April 3, 1998, the trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser obtains and evaluates economic, statistical, and financial information to formulate and implement the Fund's investment programs. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of the Fund's President, one or more Vice Presidents as needed, and a Secretary.

     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays service fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the company for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at the annual rate of 1% of the average daily net assets of the Fund.

     The Fund's average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitations applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended December 31, 1995, 1996 and 1997, the Adviser received $98,904, $312,156 and $1,010,205, respectively, in advisory fees from the Fund. For such period, the Fund paid $48,971, $58,843 and $31,772, respectively, for accounting services. A substantial portion of these amounts was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.

DISTRIBUTOR

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.

                                                                                        DEALER REALLOWANCES
                                                                          AMOUNTS           RECEIVED BY
                                                  TOTAL UNDERWRITING      RETAINED       ADVANTAGE CAPITAL
                                                     COMMISSIONS       BY DISTRIBUTOR       CORPORATION
                                                  ------------------   --------------   -------------------
Fiscal Year Ended December 31, 1995.............       $ 68,340           $ 7,152             $ 3,322
Fiscal Year Ended December 31, 1996.............       $206,662           $21,129            N/A
Fiscal Year Ended December 31, 1997.............       $601,275           $67,390            N/A

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Distributor has entered into an agreement with The Prudential Insurance Company of America under which the Fund shall be offered pursuant to the PruArray Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Prudential for further information concerning the PruArray Program including, but not limited to, minimum size and operational requirements.

     For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class A shares were $81,025 or 0.25% of the Class A shares' average net assets. Such expenses were paid to reimburse

'the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class B shares were $488,536 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$379,882 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $108,654 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $163,967 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $124,729 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $39,238 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.

TRANSFER AGENT

     During the fiscal years ended December 31, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees, determined on a cost plus profit basis, aggregating $107,182, $115,264 and $199,910, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described herein), on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which they exercise investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts, including the Fund, managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     During the fiscal year ended December 31, 1997, the Fund paid $582,776 in brokerage commissions on transactions totalling $253,413,916 to brokers selected primarily on the basis of research services provided to the Adviser.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

     The Fund paid the following commissions to these brokers during the periods shown:

                                                                          AFFILIATED BROKERS
                                                                          ------------------
                                                                           MORGAN     DEAN
                                                               BROKERS    STANLEY    WITTER
                                                               --------   --------   -------
Fiscal year 1995............................................   $ 93,865     N/A         N/A
Fiscal year 1996............................................   $138,961       0         N/A
Fiscal year 1997............................................   $777,851       0      $7,608
Fiscal year 1997 Percentage:
  Commissions with affiliate to total commissions...........         --     N/A       0.98%
  Value of brokerage transactions with affiliate to total
     transactions...........................................         --     N/A       0.07%

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in

New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."

LETTER OF INTENT

     The Fund will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by ACCESS in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding the investor in shares of the Fund the amount of excess sales charges, if any, paid during the 13-month period.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the

Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds (as defined in the Prospectus); in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.

FUND PERFORMANCE

     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended December 31, 1997 was 14.91% and (ii) the three year and seven month period ended December 31, 1997 was 18.43%. The Fund's average annual total return (computed in the manner described in this Prospectus) for Class B shares of the Fund for (i) the one year period ended December 31, 1997 was 15.76% and (ii) the three year and seven month period ended December 31, 1997 was 18.71%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended December 31, 1997 was 18.78% and (ii) the three year and seven month period ended December 31, 1997 was 19.22%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund.

     Total return is computed separately for Class A shares, Class B shares and Class C shares.

     From time to time, in reports or other communications, or in advertising or sales materials the Adviser may graphically illustrate the relative average annual returns of the following categories for the prior 10-year period:
Inflation, Short-Term Government Securities, Long-Term Government Securities, Equity REITs and Common Stocks.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

     The Fund's primary investment objective is to seek to provide long-term growth of capital. Current income is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing principally in securities of companies in the real estate industry. In addition, Fund attempts to remain fully invested to achieve consistent long-term performance. Investment real estate is an asset class that often is overlooked by investors. Now, with many real estate investment trusts being publicly traded, investors have an opportunity to add this important asset to their portfolios.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Real Estate Securities Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Chicago, Illinois
February 6, 1998

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1997

Number
of Shares   Description                                                                 Market Value
----------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS  95.6%
            APARTMENTS 18.7%
 12,600     Amli Residential Properties Trust.........................................   $   280,350
112,800     Avalon Properties, Inc....................................................     3,489,750
148,900     Bay Apartment Communities, Inc............................................     5,807,100
155,900     Essex Property Trust, Inc.................................................     5,456,500
 21,900     Irvine Apartment Communities, Inc.........................................       696,694
128,100     Oasis Residential, Inc....................................................     2,858,231
 41,100     Pennsylvania Real Estate Investment.......................................     1,009,519
182,458     Security Capital Atlantic, Inc............................................     3,854,425
122,700     Walden Residential Properties, Inc........................................     3,128,850
                                                                                          ----------
                                                                                          26,581,419
                                                                                          ----------

            DEVELOPMENT  4.7%
192,680     Atlantic Gulf Communities Corp. (a).......................................       867,060
 24,741     Atlantic Gulf Communities Corp. - Convertible Preferred Ser B (a).........       247,410
 35,402     Atlantic Gulf Communities Corp. - Convertible Preferred Ser B,
            144A - Private Placement (a) (b)..........................................       354,020
 49,482     Atlantic Gulf Communities Corp. Warrants, 16,494 shares of each
            Class A, B and C, expiring 06/23/04 (a)...................................        72,805
100,191     Atlantic Gulf Communities Corp. Warrants, 33,397 shares of each
            Class A, B and C, expiring 06/24/01, 144A
            - Private Placement (a) (b)...............................................             0
212,500     Brookfield Properties Corp................................................     3,542,375
 85,300     Brookfield Properties Corp. - Common Share Installment Receipts (a).......     1,013,364
 28,400     Catellus Development Corp. (a)............................................       568,000
                                                                                          ----------
                                                                                           6,665,034
                                                                                          ----------

            HEALTHCARE FACILITIES  6.2%
252,500     Nationwide Health Properties, Inc.........................................     6,438,750
 62,690     Omega Healthcare Investors, Inc...........................................     2,421,401
                                                                                          ----------
                                                                                           8,860,151
                                                                                          ----------

            HOTEL & LODGING  10.9%
 68,000     American General Hospitality Corp.........................................     1,819,000
147,300     Capstar Hotel Co. (a).....................................................     5,054,231
122,600     Extended Stay America, Inc. (a)...........................................     1,524,838

                                               See Notes to Financial statements

                               December 31, 1997

Number
of Shares    Description                                                           Market Value
-----------------------------------------------------------------------------------------------
             HOTEL & LODGING  (CONTINUED)
    292,600  Host Marriott Corp. (a)..............................................  $ 5,742,275
     52,500  Suburban Lodges of America, Inc. (a).................................      698,906
     24,900  Vail Resorts, Inc. (a)...............................................      645,844
                                                                                    -----------
                                                                                     15,485,094
                                                                                    -----------
             MANUFACTURED HOME COMMUNITIES  6.6%
    208,094  Chateau Properties, Inc..............................................    6,554,961
    104,000  Manufactured Home Communities, Inc...................................    2,808,000
                                                                                    -----------
                                                                                      9,362,961
                                                                                    -----------
             OFFICE/INDUSTRIAL  27.7%
    210,600  Arden Realty Group, Inc..............................................    6,475,950
    156,000  Bedford Property Investors, Inc......................................    3,412,500
    193,600  Brandywine Realty Trust..............................................    4,864,200
    141,000  CarrAmerica Realty Corp..............................................    4,467,939
     63,986  Equity Office Properties Trust.......................................    2,019,558
    143,900  Great Lakes REIT, Inc................................................    2,797,056
    219,900  Pacific Gulf Properties, Inc.........................................    5,222,625
    174,200  Prime Group Realty Trust.............................................    3,527,550
     46,800  Reckson Associates Realty Corp.......................................    1,187,550
     97,900  Trizec Hahn Corp.....................................................    2,270,056
    199,020  Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)....    3,109,688
                                                                                    -----------
                                                                                     39,354,672
                                                                                    -----------
             PRODUCER MANUFACTURING  0.1%
      1,300  ITT Corp. (a)........................................................      107,738
                                                                                    -----------
             SELF-STORAGE  3.2%
     33,500  Public Storage, Inc..................................................      984,062
    120,900  Shurgard Storage Centers, Inc., Class A..............................    3,506,100
                                                                                    -----------
                                                                                      4,490,162
                                                                                    -----------
             SHOPPING CENTERS  7.2%
    160,400  Burnham Pacific Properties, Inc......................................    2,456,125
    179,500  Federal Realty Investment Trust......................................    4,622,125
     22,300  First Washington Realty Trust, Inc. - Preferred Ser A
             (Convertible into 28,589 common shares)..............................      747,050

                              December 31, 1997

Number
of Shares    Description                                                               Market Value
---------------------------------------------------------------------------------------------------
                ...................................................................
             SHOPPING CENTERS (CONTINUED)
    70,500   Pan Pacific Retail Properties, Inc....................................    $  1,506,937
       800   Ramco-Gershenson Properties Trust.....................................          15,750
    59,900   Western Investment Real Estate Trust..................................         823,625
                                                                                       ------------
                                                                                         10,171,612
                                                                                       ------------
             SHOPPING MALLS 10.3%
   137,400   CBL & Associates Properties, Inc......................................       3,392,062
    90,400   First Union Real Estate Investments...................................       1,469,000
   572,800   Taubman Centers, Inc..................................................       7,446,400
    65,800   Urban Shopping Centers, Inc...........................................       2,294,775
                                                                                       ------------
                                                                                         14,602,237
                                                                                       ------------
TOTAL COMMON AND PREFERRED STOCKS  95.6%...........................................     135,681,080
                                                                                       ------------

CONVERTIBLE CORPORATE OBLIGATIONS  0.5%
Brookfield Properties Corp. - Installment Receipts
Representing Subordinated Debenture
($868,400 par, 6.00% coupon, 02/14/07 maturity)....................................         698,107
                                                                                       ------------

TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $121,582,426)..............................................................     136,379,187
Repurchase Agreement  5.4%
Swiss Bank Corp. ($7,660,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 12/31/97,
to be sold on 01/02/98 at $7,662,596) (Cost $7,660,000)............................       7,660,000
                                                                                       ------------

TOTAL INVESTMENTS 101.5%
  (Cost $129,242,426)..............................................................     144,039,187

LIABILITIES IN EXCESS OF OTHER ASSETS (1.5%).......................................      (2,091,581)
                                                                                       ------------
NET ASSETS  100.0%.................................................................    $141,947,606
                                                                                       ============

(a)  Non-income producing security as this stock does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

ASSETS:
Total Investments (Cost $129,242,426)..............................................    $144,039,187
Receivables:
 Fund Shares Sold..................................................................       1,060,434
 Dividends.........................................................................         887,143
 Investments Sold..................................................................         320,287
 Interest..........................................................................          17,416
Unamortized Organizational Costs...................................................           4,403
Other..............................................................................             977
                                                                                       ------------
 Total Assets......................................................................     146,329,847
                                                                                       ------------
LIABILITIES:
Payables:
 Investments Purchased.............................................................       3,881,015
 Distributor and Affiliates........................................................         126,860
 Investment Advisory Fee...........................................................         114,763
 Income Distributions..............................................................          91,318
 Fund Shares Repurchased...........................................................          69,474
 Custodian Bank....................................................................          10,660
Trustees' Deferred Compensation and Retirement Plans...............................          22,858
Accrued Expenses...................................................................          65,293
                                                                                       ------------
 Total Liabilities.................................................................       4,382,241
                                                                                       ------------
NET ASSETS.........................................................................    $141,947,606
                                                                                       ============
NET ASSETS CONSIST OF:
Capital............................................................................    $124,906,541
Net Unrealized Appreciation........................................................      14,796,761
Accumulated Net Realized Gain......................................................       2,266,205
Accumulated Distributions in Excess of Net Investment Income.......................         (21,901)
                                                                                       ------------
NET ASSETS.........................................................................    $141,947,606
                                                                                       ============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $51,313,568 and 3,715,666 shares of beneficial interest issued and
    outstanding)...................................................................          $13.81
  Maximum sales charge (4.75%* of offering price)..................................             .69
                                                                                       ------------
  Maximum offering price to public.................................................          $14.50
                                                                                       ============
 Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $73,198,558 and 5,304,248 shares of beneficial interest issued and
    outstanding)...................................................................          $13.80
                                                                                       ============
 Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $17,435,480 and 1,264,396 shares of beneficial interest issued and
    outstanding)...................................................................          $13.79
                                                                                       ============

*On sales of $100,000 or more, the sales charge will be reduced.

                            STATEMENT OF OPERATIONS

                     For the Year ended December 31, 1997

INVESTMENT INCOME:
Dividends............................................................................  $  4,183,631
Interest.............................................................................       406,183
                                                                                       ------------
 Total Income........................................................................     4,589,814
                                                                                       ------------
EXPENSES:
Investment Advisory Fee..............................................................     1,010,205
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $93,668,
   $506,509 and $130,234, respectively)..............................................       730,411
Shareholder Services.................................................................       268,613
Registration and Filing Fees.........................................................        80,023
Trustees' Fees and Expenses..........................................................        13,143
Legal................................................................................         4,517
Amortization of Organizational Costs.................................................         3,397
Other................................................................................       155,948
                                                                                       ------------
 Total Expenses......................................................................     2,266,257
                                                                                       ------------
NET INVESTMENT INCOME................................................................  $  2,323,557
                                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain....................................................................  $ 15,177,147
                                                                                       ------------
Unrealized Appreciation/Depreciation
 Beginning of the Period.............................................................    11,896,592
 End of the Period...................................................................    14,796,761
                                                                                       ------------
Net Unrealized Appreciation During the Period........................................     2,900,169
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN.....................................................  $ 18,077,316
                                                                                       ============
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................................  $ 20,400,873
                                                                                       ============

                                             See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended December 31, 1997 and 1996

                                                                        Year Ended           Year Ended
                                                                 December 31, 1997    December 31, 1996
-------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................................  $  2,323,557         $   842,531
Net Realized Gain................................................    15,177,147           2,148,797
Net Unrealized Appreciation During the Period....................     2,900,169           9,735,736
                                                                   ------------         -----------
Change in Net Assets from Operations.............................    20,400,873          12,727,064
                                                                   ------------         -----------
Distributions from Net Investment Income.........................    (2,323,557)           (842,531)
Distributions in Excess of Net Investment Income.................      (152,383)           (144,086)
                                                                   ------------         -----------
Distributions from and in Excess of Net Investment Income*.......    (2,475,940)           (986,617)
Distributions from Net Realized Gain*............................   (12,883,431)         (1,848,388)
                                                                   ------------         -----------
Total Distributions..............................................   (15,359,371)         (2,835,005)
                                                                   ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..............     5,041,502           9,892,059
                                                                   ------------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................................   130,239,448          28,516,882
Net Asset Value of Shares Issued Through
   Dividend Reinvestment.........................................    12,862,961           2,353,502
Cost of Shares Repurchased.......................................   (63,666,603)         (6,887,785)
                                                                   ------------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...............    79,435,806          23,982,599
                                                                   ------------         -----------
TOTAL INCREASE IN NET ASSETS.....................................    84,477,308          33,874,658
NET ASSETS:
Beginning of the Period..........................................    57,470,298          23,595,640
                                                                   ------------         -----------
End of the Period
 (Including accumulated distributions in excess of net
 investment income of $21,901 and $7,420 respectively)...........  $141,947,606         $57,470,298
                                                                   ============         ===========

                                                                         Year Ended          Year Ended
      *Distributions by Class                                     December 31, 1997   December 31, 1996
      -------------------------------------------------------------------------------------------------
      Distributions from and in Excess of
        Net Investment Income:
        Class A Shares..........................................   $ (1,094,042)        $  (433,206)
        Class B Shares..........................................     (1,102,759)           (431,231)
        Class C Shares..........................................       (279,139)           (122,180)
                                                                   ------------         -----------
                                                                   $ (2,475,940)        $  (986,617)
                                                                   ============         ===========
      Distributions from Net Realized Gain:
        Class A Shares..........................................   $ (4,664,049)        $  (717,981)
        Class B Shares..........................................     (6,626,846)           (877,571)
        Class C Shares..........................................     (1,592,536)           (252,836)
                                                                   ------------         -----------
                                                                   $(12,883,431)        $(1,848,388)
                                                                   ============         ===========

                                               See Notes to Financial Statements

                       FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                        June 9, 1994
                                                                                                                    (Commencement of
                                                                                                                         Investment
                                                                                                                     Operations) to
                                                                                        Year Ended December 31,        December 31,
Class A Shares                                                                        1997         1996     1995 (a)       1994 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........................................  $13.008      $ 10.00    $ 9.27        $9.43
                                                                                    -------      -------    ------        -----
   Net Investment Income..........................................................     .364         .351       .27          .23
   Net Realized and Unrealized Gain/Loss..........................................    2.220        3.514       .85         (.18)
                                                                                    -------      -------    ------        -----
Total from Investment Operations..................................................    2.584        3.865      1.12          .05
                                                                                    -------      -------    ------        -----
Less:
   Distributions from and in Excess of
    Net Investment Income.........................................................     .380         .380     .2456         .153
   Return of Capital Distribution.................................................      -0-          -0-     .1444         .057
   Distributions from Net Realized Gain...........................................    1.402         .477       -0-          -0-
                                                                                    -------      -------    ------        -----
Total Distributions...............................................................    1.782         .857       .39          .21
                                                                                    -------      -------    ------        -----
Net Asset Value, End of the Period................................................  $13.810      $13.008    $10.00        $9.27
                                                                                    =======      =======    ======        =====
Total Return (b)..................................................................    20.66%       39.82%    12.39%         .24%(c)
Net Assets at End of the Period (In millions).....................................  $  51.3      $  23.3    $  8.5        $ 4.6
Ratio of Expenses to Average Net Assets**.........................................     1.77%        2.60%     2.67%        1.26%
Ratio of Net Investment Income to Average Net Assets**............................     2.77%        3.21%     2.92%        4.28%
Portfolio Turnover................................................................      159%          97%       94%          28%*
Average Commission Paid Per Equity Share Traded (d)...............................  $ .0594      $ .0486         -            -

*Non-Annualized

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets...........................................      N/A         2.61%     3.16%        3.03%
Ratio of Net Investment Income to Average Net Assets..............................      N/A         3.19%     2.44%        2.52%

N/A = Not Applicable
(a)  Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                               See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                     June 9, 1994
                                                                                                                 (Commencement of
                                                                                                                       Investment
                                                                                                                   Operations) to
                                                                                    Year Ended December 31,          December 31,
Class B Shares                                                                     1997          1996    1995 (a)        1994 (a)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................................  $13.008      $ 10.00    $ 9.28        $ 9.43
                                                                                  -------      -------    ------        ------
   Net Investment Income........................................................     .272         .266       .19           .20
   Net Realized and Unrealized Gain/Loss........................................    2.206        3.519      .843         (.176)
                                                                                  -------      -------    ------        ------
Total from Investment Operations................................................    2.478        3.785     1.033          .024
Less:                                                                             -------      -------    ------        ------
   Distributions from and in Excess of
    Net Investment Income.......................................................     .284         .300      .197         .1268
   Return of Capital Distribution...............................................      -0-          -0-      .116         .0472
   Distributions from Net Realized Gain.........................................    1.402         .477       -0-           -0-
                                                                                  -------      -------    ------        ------
Total Distributions.............................................................    1.686         .777      .313          .174
                                                                                  -------      -------    ------        ------
Net Asset Value, End of the Period..............................................  $13.800      $13.008    $10.00        $ 9.28
                                                                                  =======      =======    ======        ======
Total Return (b)................................................................    19.76%       38.82%    11.37%         (.04%)(c)
Net Assets at End of the Period (In millions)...................................  $  73.2      $  26.5    $ 12.0        $  9.1
Ratio of Expenses to Average Net Assets**.......................................     2.52%        3.37%     3.50%         1.84%
Ratio of Net Investment Income to Average Net Assets**..........................     2.03%        2.39%     2.07%         3.81%
Portfolio Turnover..............................................................      159%          97%       94%           28%*
Average Commission Paid Per Equity Share Traded (d).............................  $ .0594      $ .0486         -             -

*Non-Annualized

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................................      N/A         3.39%     3.99%     3.60%
Ratio of Net Investment Income to Average Net Assets............................      N/A         2.37%     1.58%     2.05%

N/A = Not Applicable
(a)  Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                              See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                       June 9, 1994
                                                                                                                   (Commencement of
                                                                                                                         Investment
                                                                                                                     Operations) to
                                                                                        Year Ended December 31,        December 31,
Class C Shares                                                                        1997        1996     1995 (a)        1994 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................................... $12.999      $  9.99    $ 9.28       $ 9.43
                                                                                    -------      -------    ------       ------
  Net Investment Income............................................................    .271         .266       .20          .22
  Net Realized and Unrealized Gain/Loss............................................   2.206        3.520      .823        (.178)
                                                                                    -------      -------    ------       ------
Total from Investment Operations...................................................   2.477        3.786     1.023         .042
                                                                                    -------      -------    ------       ------
Less:
  Distributions from and in Excess of
   Net Investment Income...........................................................    .284         .300      .197        .1399
   Return of Capital Distribution..................................................     -0-          -0-      .116        .0521
   Distributions from Net Realized Gain............................................   1.402         .477       -0-          -0-
                                                                                    -------      -------    ------       ------
Total Distribution.................................................................   1.686         .777      .313         .192
                                                                                    -------      -------    ------       ------
Net Asset Value, End of the Period................................................. $13.790      $12.999    $ 9.99       $ 9.28
                                                                                    =======      =======    ======       ======
Total Return (b)...................................................................   19.78%       38.86%    11.26%         .15%(c)
Net Assets at End of the Period (In millions)...................................... $  17.4      $   7.7    $  3.1       $  1.3
Ratio of Expenses to Average Net Assets**..........................................    2.52%        3.38%     3.54%        1.62%
Ratio of Net Investment Income to
  Average Net Assets**.............................................................    2.00%        2.39%     2.11%        3.92%
Portfolio Turnover.................................................................     159%          97%       94%          28%*
Average Commission Paid Per Equity Share Traded (d)................................  $ .0594      $ .0486         -            -

*Non-Annualized.

**If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............................................     N/A         3.40%     4.03%        3.38%
Ratio of Net Investment Income to Average Net Assets...............................     N/A         2.38%     1.62%        2.15%

N/A = Not Applicable
(a)  Based on average shares outstanding
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.
(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal periods prior to 1996.

                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                               December 31, 1997

D. ORGANIZATIONAL COSTS-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At December 31, 1997, for federal income tax purposes cost of long- and short-term investments is $129,401,768; the aggregate gross unrealized appreciation is $15,544,158 and the aggregate gross unrealized depreciation is $906,739, resulting in net unrealized appreciation of $14,637,419.

F. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

  For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $3,828,135 as a 28% rate capital gain distribution and $545,346 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns.

  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

  Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. As a result, permanent differences relating to the characterization of distributions for tax purposes totaling $134,781 were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss. Additionally, permanent book and tax differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $3,121 were reclassified from accumulated undistributed net investment income to capital.

                               December 31, 1997

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1997, the Fund recognized expenses of approximately $31,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $199,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  For the year ended December 31, 1997, the Fund reimbursed VKAC approximately $2,000 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

  For the year ended December 31, 1997, the Fund paid brokerage commissions to Dean Witter, an affiliate of VKAC, totaling $7,608.

  At December 31,1997, VKAC owned 10,605 and 53 shares of Classes A and B, respectively.

3. CAPITAL TRANSACTIONS

  The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At December 31, 1997, capital aggregated $44,679,411, $65,025,381 and
$15,201,749 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                               December 31, 1997

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A.......................................  5,170,889   $ 72,826,990
  Class B.......................................  3,529,184     48,022,266
  Class C.......................................    692,679      9,390,192
                                                 ----------   ------------
Total Sales.....................................  9,392,752   $130,239,448
                                                 ==========   ============
Dividend Reinvestment:
  Class A.......................................    393,875   $  5,266,583
  Class B.......................................    458,508      6,117,855
  Class C.......................................    110,872      1,478,523
                                                 ----------   ------------
Total Dividend Reinvestment.....................    963,255   $ 12,862,961
                                                 ==========   ============
Repurchases:
  Class A....................................... (3,640,808)  $(52,082,516)
  Class B.......................................   (721,539)    (9,824,495)
  Class C.......................................   (127,832)    (1,759,592)
                                                 ----------   ------------
Total Repurchases............................... (4,490,179)  $(63,666,603)
                                                 ==========   ============

  At December 31, 1996, capital aggregated $18,669,483, $20,711,364 and
$6,093,009 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follow:

                                                         SHARES         VALUE
-----------------------------------------------------------------------------
Sales:
  Class A..........................................   1,142,133   $13,064,447
  Class B..........................................   1,012,720    11,615,644
  Class C..........................................     336,995     3,836,791
                                                      ---------   -----------
Total Sales........................................   2,491,848   $28,516,882
                                                      =========   ===========
Dividend Reinvestment:
  Class A..........................................      89,245   $ 1,046,880
  Class B..........................................      86,852     1,022,967
  Class C..........................................      24,037       283,655
                                                      ---------   -----------
Total Dividend Reinvestment........................     200,134   $ 2,353,502
                                                      =========   ===========
Repurchases:
  Class A..........................................    (289,138)  $(3,174,901)
  Class B..........................................    (265,477)   (2,844,469)
  Class C..........................................     (78,881)     (868,415)
                                                      ---------   -----------
Total Repurchases..................................    (633,496)  $(6,887,785)
                                                      =========   ===========

                               December 31, 1997

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                         CONTINGENT DEFERRED
                                             SALES CHARGE
YEAR OF REDEMPTION                        CLASS B    CLASS C
First                                      4.00%      1.00%
Second                                     4.00%      None
Third                                      3.00%      None
Fourth                                     2.50%      None
Fifth                                      1.50%      None
Sixth and Thereafter                       None       None


  For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $67,200 and CDSC on the redeemed shares of approximately $116,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $214,589,921 and $149,389,626, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $509,300.

                     SUPPLEMENT DATED JULY 14, 1998 TO THE

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                     VKAC GLOBAL GOVERNMENT SECURITIES FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 1997
                               VKAC RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                           VKAC STRATEGIC INCOME FUND
                               VKAC UTILITY FUND
                                 VKAC PACE FUND
                          VKAC AGGRESSIVE GROWTH FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                              VKAC HIGH YIELD FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 1997
                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND
                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND
                   MORGAN STANLEY EMERGING MARKETS DEBT FUND
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                     MORGAN STANLEY GROWTH AND INCOME FUND
                      MORGAN STANLEY EUROPEAN EQUITY FUND
                       VKAC GREAT AMERICAN COMPANIES FUND
                                VKAC GROWTH FUND
                              VKAC PROSPECTOR FUND
                       VKAC SHORT-TERM GLOBAL INCOME FUND
                            VKAC TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 29, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998
                            VKAC CORPORATE BOND FUND
                           VKAC EMERGING GROWTH FUND
                      VKAC HIGH INCOME CORPORATE BOND FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 1998
                     VKAC U.S. GOVERNMENT TRUST FOR INCOME

          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 17, 1998
                         VKAC SMALL CAPITALIZATION FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 1998
                          VKAC GROWTH AND INCOME FUND
                         VKAC HIGH YIELD MUNICIPAL FUND

                                                                MFSPTSAIRN  8/98

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 1998
                          VKAC FOREIGN SECURITIES FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998
                           VKAC U.S. GOVERNMENT FUND
                       VKAC INSURED TAX FREE INCOME FUND
                     VKAC CALIFORNIA INSURED TAX FREE FUND
                         VKAC TAX FREE HIGH INCOME FUND
                           VKAC MUNICIPAL INCOME FUND
                  VKAC INTERMEDIATE TERM MUNICIPAL INCOME FUND
                   VKAC FLORIDA INSURED TAX FREE INCOME FUND
                       VKAC NEW YORK TAX FREE INCOME FUND
                     VKAC PENNSYLVANIA TAX FREE INCOME FUND
                               VKAC COMSTOCK FUND
                            VKAC EQUITY INCOME FUND
                        VKAC GLOBAL MANAGED ASSETS FUND
                        VKAC GOVERNMENT SECURITIES FUND
                                VKAC HARBOR FUND
                           VKAC LIFE INVESTMENT TRUST
                              VKAC ENTERPRISE FUND
                     VKAC LIMITED MATURITY GOVERNMENT FUND
                        VKAC REAL ESTATE SECURITIES FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 9, 1998
                          VKAC PRIME RATE INCOME TRUST

          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 19, 1998
                         VKAC SENIOR FLOATING RATE FUND

    The Board of Trustees or the Board of Directors, as the case may be (the "Board"), of each of the funds listed above (the "Funds") recently approved changing the name of each Fund. The Funds' name changes coincide with recent name changes affecting the Funds' investment advisers, distributor and shareholder service/transfer agent as well as the name of the parent corporation for such entities. As shown below, each of these Van Kampen-related service providers is truncating or changing its name to coordinate and simplify the mutual fund operations under the Van Kampen brand name. Likewise, the Board approved similarly changing the names of the existing Van Kampen American Capital retail open-end funds and the existing Morgan Stanley retail open-end funds which are serviced by these Van Kampen-related service providers also to emphasize the Van Kampen brand name and better coordinate the Van Kampen family of funds. For Funds organized as business trusts (or series of business trusts) or corporations (or series of corporations), the Board authorized name changes to the respective business trust names or corporation names in addition to changing the Funds' names.

    Effective July 14, 1998, all references in the attached Statement of Additional Information to the names of Van Kampen-related service providers (and their parent) and the Fund name and, where applicable, the business trust or corporate name of which the Fund is a series, will refer to the new names shown in the schedule below.

          CURRENT SERVICE PROVIDER NAME                           NEW SERVICE PROVIDER NAME
          -----------------------------                           -------------------------
Van Kampen American Capital, Inc.                     Van Kampen Investments Inc.
Van Kampen American Capital Asset Management, Inc.    Van Kampen Asset Management Inc.
Van Kampen American Capital Investment Advisory       Van Kampen Investment Advisory Corp.
  Corp.
Van Kampen American Capital Distributors, Inc.        Van Kampen Funds Inc.
ACCESS Investor Services, Inc.                        Van Kampen Investor Services Inc.
                   CURRENT NAME                                            NEW NAME
--------------------------------------------------    --------------------------------------------------
Van Kampen American Capital U.S. Government Trust     Van Kampen U.S. Government Trust
  Van Kampen American Capital U.S. Government Fund      Van Kampen U.S. Government Fund

                   CURRENT NAME                                            NEW NAME
                   ------------                                            --------
Van Kampen American Capital Tax Free Trust            Van Kampen Tax Free Trust
  Van Kampen American Capital Insured Tax Free          Van Kampen Insured Tax Free Income Fund
    Income Fund
  Van Kampen American Capital Tax Free High Income      Van Kampen Tax Free High Income Fund
    Fund
  Van Kampen American Capital California Insured        Van Kampen California Insured Tax Free Fund
    Tax Free Fund
  Van Kampen American Capital Municipal Income          Van Kampen Municipal Income Fund
    Fund
  Van Kampen American Capital Intermediate Term         Van Kampen Intermediate Term Municipal Income
    Municipal Income Fund                                 Fund
  Van Kampen American Capital Florida Insured Tax       Van Kampen Florida Insured Tax Free Income Fund
    Free Income Fund
  Van Kampen American Capital New York Tax Free         Van Kampen New York Tax Free Income Fund
    Income Fund
Van Kampen American Capital Trust                     Van Kampen Trust
  Van Kampen American Capital High Yield Fund           Van Kampen High Yield Fund
  Van Kampen American Capital Short-Term Global         Van Kampen Short-Term Global Income Fund
    Income Fund
  Van Kampen American Capital Strategic Income          Van Kampen Strategic Income Fund
    Fund
Van Kampen American Capital Equity Trust              Van Kampen Equity Trust
  Van Kampen American Capital Utility Fund              Van Kampen Utility Fund
  Van Kampen American Capital Great American            Van Kampen Great American Companies Fund
    Companies Fund
  Van Kampen American Capital Growth Fund               Van Kampen Growth Fund
  Van Kampen American Capital Prospector Fund           Van Kampen Prospector Fund
  Van Kampen American Capital Aggressive Growth         Van Kampen Aggressive Growth Fund
    Fund
Van Kampen American Capital Pennsylvania Tax Free     Van Kampen Pennsylvania Tax Free Income Fund
  Income Fund
Van Kampen American Capital Tax Free Money Fund       Van Kampen Tax Free Money Fund
Van Kampen American Capital Foreign Securities        Van Kampen Foreign Securities Fund
  Fund
Van Kampen American Capital Comstock Fund             Van Kampen Comstock Fund
Van Kampen American Capital Corporate Bond Fund       Van Kampen Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund      Van Kampen Emerging Growth Fund
Van Kampen American Capital Enterprise Fund           Van Kampen Enterprise Fund
Van Kampen American Capital Equity Income Fund        Van Kampen Equity Income Fund
Van Kampen American Capital Global Managed Assets     Van Kampen Global Managed Assets Fund
  Fund
Van Kampen American Capital Government Securities     Van Kampen Government Securities Fund
  Fund
Van Kampen American Capital Growth and Income Fund    Van Kampen Growth and Income Fund
Van Kampen American Capital Harbor Fund               Van Kampen Harbor Fund
Van Kampen American Capital High Income Corporate     Van Kampen High Income Corporate Bond Fund
  Bond Fund
Van Kampen American Capital Life Investment Trust     Van Kampen Life Investment Trust

                   CURRENT NAME                                            NEW NAME
                   ------------                                            --------
Van Kampen American Capital Limited Maturity          Van Kampen Limited Maturity Government Fund
  Government Fund
Van Kampen American Capital Pace Fund                 Van Kampen Pace Fund
Van Kampen American Capital Real Estate Securities    Van Kampen Real Estate Securities Fund
  Fund
Van Kampen American Capital Reserve Fund              Van Kampen Reserve Fund
Van Kampen American Capital Small Capitalization      Van Kampen Small Capitalization Fund
  Fund
Van Kampen American Capital Tax-Exempt Trust          Van Kampen Tax-Exempt Trust
  Van Kampen American Capital High Yield Municipal      Van Kampen High Yield Municipal Fund
    Fund
Van Kampen American Capital U.S. Government Trust     Van Kampen U.S. Government Trust for Income
  for Income
Van Kampen American Capital World Portfolio Series    Van Kampen World Portfolio Series Trust
  Trust
  Van Kampen American Capital Global Government         Van Kampen Global Government Securities Fund
    Securities Fund
Morgan Stanley Fund, Inc.                             Van Kampen Series Fund, Inc.
  Morgan Stanley Aggressive Equity Fund                 Van Kampen Aggressive Equity Fund
  Morgan Stanley American Value Fund                    Van Kampen American Value Fund
  Morgan Stanley Asian Growth Fund                      Van Kampen Asian Growth Fund
  Morgan Stanley Emerging Markets Fund                  Van Kampen Emerging Markets Fund
  Morgan Stanley Emerging Markets Debt Fund             Van Kampen Emerging Markets Debt Fund
  Morgan Stanley European Equity Fund                   Van Kampen European Equity Fund
  Morgan Stanley Global Equity Fund                     Van Kampen Global Equity Fund
  Morgan Stanley Global Equity Allocation Fund          Van Kampen Global Equity Allocation Fund
  Morgan Stanley Global Fixed Income Fund               Van Kampen Global Fixed Income Fund
  Morgan Stanley Growth and Income Fund                 Van Kampen Growth and Income Fund II
  Morgan Stanley High Yield Fund                        Van Kampen High Yield & Total Return Fund
  Morgan Stanley International Magnum Fund              Van Kampen International Magnum Fund
  Morgan Stanley Japanese Equity Fund                   Van Kampen Japanese Equity Fund
  Morgan Stanley Latin American Fund                    Van Kampen Latin American Fund
  Morgan Stanley Mid Cap Growth Fund                    Van Kampen Mid Cap Growth Fund
  Morgan Stanley U.S. Real Estate Fund                  Van Kampen U.S. Real Estate Fund
  Morgan Stanley Value Fund                             Van Kampen Value Fund
  Morgan Stanley Worldwide High Income Fund             Van Kampen Worldwide High Income Fund
Van Kampen American Capital Prime Rate Income         Van Kampen Prime Rate Income Trust
  Trust
Van Kampen American Capital Senior Floating Rate      Van Kampen Senior Floating Rate Fund
  Fund

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF

                          VAN KAMPEN SERIES FUND, INC.



                            DATED SEPTEMBER   , 1998



                                   [TO COME]

                                                                      APPENDIX D


                     VAN KAMPEN REAL ESTATE SECURITIES FUND



                         UNAUDITED FINANCIAL STATEMENTS



                                 JUNE 30, 1998

                           Portfolio of Investments
                           June 30, 1998 (Unaudited)



===============================================================================================
Description                                                               Shares   Market Value
-----------------------------------------------------------------------------------------------
Common and Preferred Stocks  93.8%
Apartments  15.1%

Avalon Bay Community Inc...............................................   154,100   $ 5,855,800

Equity Residential Properties Trust....................................    38,700     1,835,830

Essex Property Trust, Inc..............................................   162,400     5,034,400

Irvine Apartment Communities, Inc......................................    81,500     2,358,406

Pennsylvania Real Estate Investment....................................   104,600     2,320,813

Security Capital Atlantic, Inc.........................................   190,058     4,240,669

Security Capital Pacific Trust.........................................    14,300       321,750

Smith (Charles E.) Residential Realty..................................     7,100       227,200
                                                                                   ------------
                                                                                     22,194,868
                                                                                   ------------
Casino Operators  0.5%

Station Casinos Inc....................................................    53,400       784,313
                                                                                   ------------
Development  4.2%

Atlantic Gulf Communities Corp.  (a)...................................   188,680       389,152

Atlantic Gulf Communities Corp. - Convertible
Preferred Ser B (a)....................................................    24,741       167,002

Atlantic Gulf Communities Corp. - Convertible
Preferred Ser B, 144A - Private Placement (a) (b)......................    35,402       238,964

Atlantic Gulf Communities Corp. Warrants, 16,494 shares of each
Classes A, B and C, expiring 06/23/04 (a)..............................    49,482        24,741

Atlantic Gulf Communities Corp. Warrants, 33,397 shares of each

Classes A, B and C, expiring 06/24/01 144A - Private Placement (a) (b).   100,191        50,097

Brookfield Properties Corp.............................................   388,700     5,367,947
                                                                                   ------------
                                                                                      6,237,903
                                                                                   ------------
Hotel & Lodging  7.6%

Capstar Hotel Co. (a)..................................................    76,300     2,136,400

Host Marriott Corp. (a)................................................   136,800     2,436,750

Starwood Hotels and Resorts............................................   137,830     6,658,911
                                                                                   ------------
                                                                                     11,232,061
                                                                                   ------------
Manufactured Home Communities  5.8%

Chateau Properties, Inc................................................   228,994     6,583,578

Manufactured Home Communities, Inc.....................................    10,400       250,900

Sun Communties, Inc....................................................    52,500     1,739,062
                                                                                   ------------
                                                                                      8,573,540
                                                                                   ------------

                                       8       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

==============================================================================================
Description                                                            Shares     Market Value
----------------------------------------------------------------------------------------------
Motor Vehicle Facilities  0.3%
Capital Automotive..................................................    28,000     $   397,250
                                                                                   -----------
Office/Industrial  37.9%
Arden Realty Group, Inc.............................................   284,900       7,371,788
Beacon Capital Partners Inc., 144A - Private Placement (b)..........   140,800       2,816,000
Bedford Property Investors, Inc.....................................    36,000         657,000
Brandywine Realty Trust.............................................   252,700       5,654,162
CarrAmerica Realty Corp.............................................   252,700       7,170,362
Crescent Real Estate Equities Trust.................................     5,600         188,300
Equity Office Properties Trust......................................   175,986       4,993,603
Great Lakes REIT, Inc...............................................   187,200       3,264,300
Kilroy Realty Corp..................................................    69,000       1,725,000
Mack California Realty Corp.........................................    65,000       2,234,375
Meridan Industrial Trust, Inc.......................................    32,800         754,400
Pacific Gulf Properties, Inc........................................   182,000       3,935,750
Prime Group Realty Trust............................................   182,100       3,118,463
Reckson Associates Realty Corp......................................    72,500       1,712,813
Reckson Service Inds Inc. (a).......................................    11,600          38,425
SL Green Realty Corp................................................   115,900       2,607,750
Spieker Properties, Inc.............................................    70,400       2,728,000
Trizec Hahn Corp....................................................    98,100       2,103,018
Wellsford Real Properties, Inc., 144A - Private Placement (a) (b)...   199,020       2,811,157
                                                                                   -----------
                                                                                    55,884,666
                                                                                   -----------
Self-Storage  4.0%
PS Business Parks Inc. California...................................   132,674       3,117,839
Public Storage, Inc.................................................    44,700       1,251,600
Shurgard Storage Centers, Inc., Class A.............................    57,300       1,590,075
                                                                                   -----------
                                                                                     5,959,514
                                                                                   -----------
Shopping Centers  11.5%
Burnham Pacific Properties, Inc.....................................   323,600       4,591,075
Federal Realty Investment Trust.....................................   246,400       5,929,000
First Washington Realty Trust, Inc. - Preferred Ser A
(Convertible into 28,589 common shares).............................    22,300         642,519
Pan Pacific Retail Properties, Inc..................................    90,000       1,743,750

                                       9       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

================================================================================================
Description                                                               Shares    Market Value
------------------------------------------------------------------------------------------------
Shopping Centers (Continued)
Ramco-Gershenson Properties Trust ...................................        800    $     15,200
Regency Realty Corp. ................................................     87,400       2,195,925
Vornado Realty Trust ................................................     46,200       1,833,563
                                                                                    ------------
                                                                                      16,951,032
                                                                                    ------------
Shopping Malls 6.9%
CBL & Associates Properties, Inc. ...................................     68,700       1,665,975
Taubman Centers, Inc. ...............................................    422,900       6,026,325
Urban Shopping Centers, Inc. ........................................     76,300       2,403,450
                                                                                    ------------
                                                                                      10,095,750
                                                                                    ------------
Total Common and Preferred Stocks 93.8% ........................................     138,310,897
                                                                                    ------------
Convertible Corporate Obligations 0.6%
Brookfield Properties Corp. - Installment Receipts Representing
Subordinated Debenture ($868,400 par, 6.00% coupon, 02/14/07 maturity)
Convertible to 57,893 common shares ............................................         858,413
                                                                                    ------------
Total Long-Term Investments 94.4%
  (Cost $137,229,235) ..........................................................     139,169,310

Repurchase Agreement 1.9%
BA Securities ($2,730,000 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $2,730,459)
  (Cost $2,730,000) ............................................................       2,730,000
                                                                                    ------------
Total Investments 96.3%
  (Cost $139,959,235) ..........................................................     141,899,310

Other Assets in Excess of Liabilities 3.7% .....................................       5,483,405
                                                                                    ------------
Net Assets 100.0% ..............................................................    $147,382,715
                                                                                    ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.



                                      10       See Notes to Financial Statements

                      Statement of Assets and Liabilities

                           June 30, 1998 (Unaudited)

================================================================================================
Assets:
Total Investments (Cost $139,959,235)............................................   $141,899,310
Cash.............................................................................          4,646
Receivables:
     Investments Sold............................................................      4,438,161
     Dividends...................................................................      1,225,088
     Fund Shares Sold............................................................      1,115,593
     Interest....................................................................         17,463
Unamortized Organizational Costs.................................................          2,861
Other............................................................................         13,612
                                                                                    ------------
     Total Assets................................................................    148,716,734
                                                                                    ------------
Liabilities:
Payables:
     Investments Purchased.......................................................        806,035
     Fund Shares Repurchased.....................................................        259,972
     Investment Advisory Fee.....................................................        120,033
     Distributor and Affiliates..................................................        106,102
     Income Distributions........................................................          8,933
Trustees' Deferred Compensation and Retirement Plans.............................         28,819
Accrued Expenses.................................................................          4,125
                                                                                    ------------
     Total Liabilities...........................................................      1,334,019
                                                                                    ------------
Net Assets.......................................................................   $147,382,715
                                                                                    ============
Net Assets Consist of:
Capital..........................................................................   $142,327,931
Accumulated Net Realized Gain....................................................      2,370,319
Net Unrealized Appreciation......................................................      1,940,075
Accumulated Undistributed Net Investment Income..................................        744,390
                                                                                    ------------
Net Assets.......................................................................   $147,382,715
                                                                                    ============
Maximum Offering Price Per Share:
     Class A Shares:
          Net asset value and redemption price per share (Based on net assets of
          $51,860,346 and 4,079,655 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.71
          Maximum sales charge (4.75%* of offering price)........................            .63
                                                                                    ------------
          Maximum offering price to public.......................................   $      13.34
                                                                                    ============
     Class B Shares:
          Net asset value and offering price per share (Based on net assets of
          $76,871,703 and 6,051,600 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.70
                                                                                    ============
     Class C Shares:
          Net asset value and offering price per share (Based on net assets of
          $18,650,666 and 1,469,322 shares of beneficial interest issued and
          outstanding)...........................................................   $      12.69
                                                                                    ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                      11       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)

==================================================================================================

Investment Income:
Dividends..........................................................................  $  3,855,914
Interest...........................................................................       191,931
                                                                                     -------------
     Total Income..................................................................     4,047,845
                                                                                     -------------
Expenses:
Investment Advisory Fee............................................................       725,689
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $64,710,
     $378,152 and $88,122, respectively)...........................................       530,984
Shareholder Services...............................................................       125,837
Registration and Filing Fees.......................................................        33,517
Trustees' Fees and Expenses........................................................         7,509
Legal..............................................................................         2,353
Amortization of Organizational Costs...............................................         1,542
Other..............................................................................        74,528
                                                                                     -------------
     Total Expenses................................................................     1,501,959
                                                                                     -------------
Net Investment Income..............................................................  $  2,545,886
                                                                                     =============
Realized and Unrealized Gain/Loss:
Net Realized Gain..................................................................  $  2,529,165
                                                                                     -------------
Unrealized Appreciation/Depreciation
     Beginning of the Period.......................................................    14,796,761
     End of the Period.............................................................     1,940,075
                                                                                     -------------
Net Unrealized Depreciation During the Period......................................   (12,856,686)
                                                                                     -------------
Net Realized and Unrealized Loss...................................................  $(10,327,521)
                                                                                     =============
Net Decrease in Net Assets From Operations.........................................  $ (7,781,635)
                                                                                     =============

                                      12       See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1998 (Unaudited)

=================================================================================================
                                                              Six Months Ended          Year Ended
                                                                 June 30, 1998   December 31, 1997
-----------------------------------------------+---------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.........................................   $   2,545,886       $   2,323,557
Net Realized Gain.............................................       2,529,165          15,177,147
Net Unrealized Appreciation/Depreciation During the Period....     (12,856,686)          2,900,169
                                                                 -------------       -------------
Change in Net Assets from Operations..........................      (7,781,635)         20,400,873
                                                                 -------------       -------------
Distributions from Net Investment Income......................      (1,779,595)         (2,323,557)
Distributions in Excess of Net Investment Income..............              -0-           (152,383)
                                                                 -------------       -------------
Distributions from and in Excess of Net Investment Income*....      (1,779,595)         (2,475,940)
Distributions from Net Realized Gain*.........................      (2,425,051)        (12,883,431)
                                                                 -------------       -------------
Total Distributions...........................................      (4,204,646)        (15,359,371)
                                                                 -------------       -------------
Net Change in Net Assets from Investment Activities...........     (11,986,281)          5,041,502
                                                                 -------------       -------------
From Capital Transactions:
Proceeds from Shares Sold.....................................      85,374,574         130,239,448
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................................       3,504,224          12,862,961
Cost of Shares Repurchased....................................     (71,457,408)        (63,666,603)
                                                                 -------------       -------------
Net Change in Net Assets from Capital Transactions............      17,421,390          79,435,806
                                                                 -------------       -------------
Total Increase in Net Assets..................................       5,435,109          84,477,308
Net Assets:
Beginning of the Period.......................................     141,947,606          57,470,298
                                                                 -------------       -------------
End of the Period
   (Including accumulated undistributed net investment
    income of $744,390 and ($21,901) respectively)............   $ 147,382,715       $ 141,947,606
                                                                 =============       =============



                                                       Six Months Ended          Year Ended
      *Distributions by Class                             June 30, 1998   December 31, 1997
      =====================================================================================
      Distributions from and in Excess of
        Net Investment Income:
        Class A Shares.............................        $   (754,964)       $ (1,094,042)
        Class B Shares.............................            (829,394)         (1,102,759)
        Class C Shares.............................            (195,237)           (279,139)
                                                           ------------        ------------
                                                           $ (1,779,595)       $ (2,475,940)
                                                           ============        ============
      Distributions from Net Realized Gain:
        Class A Shares.............................        $   (868,204)       $ (4,664,049)
        Class B Shares.............................          (1,263,468)         (6,626,846)
        Class C Shares.............................            (293,379)         (1,592,536)
                                                           ------------        ------------
                                                           $ (2,425,051)       $(12,883,431)
                                                           ============        ============

                                      13       See Notes to Financial Statements

                             Financial Highlights

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

====================================================================================================================
                                                                                                        June 9, 1994
                                                                                                    (Commencement of
                                                  Six Months                                              Investment
                                                    Ended            Year Ended December 31,          Operations) to
                                                   June 30,      ------------------------------         December 31,
Class A Shares                                       1998          1997       1996     1995 (a)             1994 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....     $  13.810      $13.008    $ 10.00     $ 9.27                $ 9.43
                                                  ---------      -------    -------     ------                ------
    Net Investment Income....................          .258         .364       .351        .27                   .23
    Net Realized and Unrealized Gain/Loss....         (.944)       2.220      3.514        .85                  (.18)
                                                  ---------      -------    -------     ------                ------
Total from Investment Operations.............         (.686)       2.584      3.865       1.12                   .05
                                                  ---------      -------    -------     ------                ------
Less:
    Distributions from and in Excess of Net
      Investment Income......................          .190         .380       .380      .2456                  .153
    Return of Capital Distribution...........           -0-          -0-        -0-      .1444                  .057
    Distributions from Net Realized Gain.....          .222        1.402       .477        -0-                   -0-
                                                  ---------      -------    -------     ------                ------
Total Distributions..........................          .412        1.782       .857        .39                   .21
                                                  ---------      -------    -------     ------                ------
Net Asset Value, End of the Period...........     $  12.712      $13.810    $13.008     $10.00                $ 9.27
                                                  =========      =======    =======     ======                ======
Total Return (b).............................        (4.93%)*     20.66%     39.82%     12.39%                .24%(c)
Net Assets at End of the Period (In millions)     $    51.9      $  51.3    $  23.3     $  8.5                $  4.6
Ratio of Expenses to Average Net Assets**             1.58%        1.77%      2.60%      2.67%                 1.26%
Ratio of Net Investment Income to Average
  Net Assets**...............................         3.98%        2.77%      3.21%      2.92%                 4.28%
Portfolio Turnover...........................           65%*        159%        97%        94%                   28%*


*Non-Annualized

**If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                  N/A     N/A     2.61%     3.16%     3.03%
Ratio of Net Investment Income to Average
  Net Assets.................................            N/A     N/A     3.19%     2.44%     2.52%

N/A = Not Applicable

(a)   Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.


                                      14       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

============================================================================================================================
                                                                                                                June 9, 1994
                                                                                                            (Commencement of
                                                      Six Months                 Year Ended                       Investment
                                                        Ended                   December 31,                  Operations) to
                                                       June 30,      ----------------------------------         December 31,
Class B Shares                                           1998         1997         1996        1995 (a)             1994 (a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........   $  13.800      $13.008      $ 10.00       $ 9.28           $ 9.43
                                                      ---------      -------      -------       ------           ------
  Net Investment Income............................        .208         .272         .266          .19              .20
  Net Realized and Unrealized Gain/Loss............       (.941)       2.206        3.519         .843            (.176)
                                                      ---------      -------      -------       ------           ------
 Total from Investment Operations..................       (.733)       2.478        3.785        1.033             .024
                                                      ---------      -------      -------       ------           ------
 Less:
   Distributions from and in Excess of
    Net Investment Income..........................        .142         .284         .300         .197            .1268
   Return of Capital Distribution..................         -0-          -0-          -0-         .116            .0472
   Distributions from Net Realized Gain............        .222        1.402         .477          -0-              -0-
                                                      ---------      -------      -------       ------           ------
 Total Distributions...............................        .364        1.686         .777         .313             .174
                                                      ---------      -------      -------       ------           ------
 Net Asset Value, End of the Period................   $  12.703      $13.800      $13.008       $10.00           $ 9.28
                                                      =========      =======      =======       ======           ======
 Total Return (b)..................................       (5.29%)*     19.76%       38.82%       11.37%            (.04%)(c)
 Net Assets at End of the Period (In millions).....   $    76.9      $  73.2      $  26.5       $ 12.0           $  9.1
 Ratio of Expenses to Average Net Assets**.........        2.34%        2.52%        3.37%        3.50%            1.84%
 Ratio of Net Investment Income to
   Average Net Assets**............................        3.25%        2.03%        2.39%        2.07%            3.81%
 Portfolio Turnover................................          65%*        159%          97%          94%              28%*

*Non-Annualized

**If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets............          N/A          N/A        3.39%        3.99%            3.60%
Ratio of Net Investment Income to
  Average Net Assets...............................          N/A          N/A        2.37%        1.58%            2.05%

N/A = Not Applicable

(a) Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the Fund's investment strategy was implemented) through December 31, 1994, non-annualized.

                                       15      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

==================================================================================================================
                                                                                                      June 9, 1994
                                                                                                  (Commencement of
                                               Six Months                                               Investment
                                                 Ended                 Year Ended                   Operations) to
                                                June 30,              December 31,                    December 31,
Class C Shares                                    1998       1997         1996      1995 (a)              1994 (a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....  $13.790      $12.999     $ 9.99       $ 9.28                 $ 9.43
                                               -------      -------     ------       ------                -------
     Net Investment Income...................     .206         .271        .266         .20                    .22
     Net Realized and Unrealized Gain/Loss...    (.939)       2.206       3.520        .823                 (.178)
                                               -------      -------     ------       ------                -------
Total from Investment Operations.............    (.733)       2.477       3.786       1.023                   .042
                                               -------      -------     ------       ------                -------
Less:
     Distributions from and in Excess of
          Net Investment Income..............     .142         .284        .300        .197                  .1399
     Return of Capital Distribution..........      -0-          -0-         -0-        .116                  .0521
     Distributions from Net Realized Gain....     .222        1.402        .477         -0-                    -0-
                                               -------      -------     ------       ------                -------
Total Distribution...........................     .364        1.686        .777        .313                   .192
                                               -------      -------     ------       ------                -------
Net Asset Value, End of the Period...........  $12.693      $13.790     $12.999      $ 9.99                 $ 9.28
                                               =======      =======     =======      ======                =======
Total Return (b).............................  (5.29%)/*/    19.78%      38.86%       11.26%               .15%(c)
Net Assets at End of the Period (In
     millions)...............................  $  18.6      $  17.4     $   7.7      $  3.1                 $  1.3
Ratio of Expenses to Average Net Assets/**/..    2.34%        2.52%       3.38%        3.54%                 1.62%
Ratio of Net Investment Income to
     Average Net Assets/**/..................    3.27%        2.00%       2.39%        2.11%                 3.92%
Portfolio Turnover...........................      65%/*/      159%         97%          94%                28%/*/

/*/ Non-Annualized.
/**/ If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets......      N/A          N/A       3.40%        4.03%                 3.38%
Ratio of Net Investment Income to
     Average Net Assets......................      N/A          N/A       2.38%        1.62%                 2.15%

N/A = Not Applicable
(a)  Based on average shares outstanding
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return calculated from June 30, 1994 (date the FundOs investment strategy was implemented) through December 31, 1994, non-annualized.


                                       16      See Notes to Financial Statements

                         Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen Real Estate Securities Fund, formerly known as Van Kampen American Capital Real Estate Securities Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek long-term growth of capital by investing principally in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

                           June 30, 1998 (Unaudited)
================================================================================

D. Organizational Costs-The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $16,000. These costs are being amortized on a straight line basis over the 60 month period ending May 31, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At June 30, 1998, for federal income tax purposes cost of long- and short-term investments is $140,070,146; the aggregate gross unrealized appreciation is $6,215,988 and the aggregate gross unrealized depreciation is $4,386,824, resulting in net unrealized appreciation of $1,829,164.

F. Distribution of Income and Gains-The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee equal to 1.00% of the average net assets of the Fund. This fee is payable monthly. On April 23, 1998, the Board of Trustees approved a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser will pay 50% of its advisory fee to the Subadviser. This subadvisory agreement will become effective October 1, 1998.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $36,800 representing Van Kampen's cost of providing accounting services to the Fund.

                           June 30, 1998 (Unaudited)
================================================================================

     Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $91,100. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competetive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

     At June 30, 1998, Van Kampen owned 10,605 Class A shares and 53 Class B shares, respectively.

3. Capital Transactions

     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1998, capital aggregated $49,501,666, $74,950,271 and $17,875,994 for Classes A, B, and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                                 Shares           Value
=======================================================================================
Sales:
  Class A.............................................        4,792,340    $ 63,229,710
  Class B.............................................        1,367,088      18,125,621
  Class C.............................................          306,062       4,019,243
                                                            -----------    ------------
Total Sales...........................................        6,465,490    $ 85,374,574
                                                            ===========    ============
Dividend Reinvestment:
  Class A.............................................          109,654    $  1,412,368
  Class B.............................................          131,823       1,699,964
  Class C.............................................           30,418         391,892
                                                            -----------    ------------
Total Dividend Reinvestment...........................          271,895    $  3,504,224
                                                            ===========    ============
Repurchases:
  Class A.............................................       (4,538,005)   $(59,819,823)
  Class B.............................................         (751,559)     (9,900,695)
  Class C.............................................         (131,554)     (1,736,890)
                                                            -----------    ------------
Total Repurchases.....................................       (5,421,118)   $(71,457,408)
                                                            ===========    ============

                           June 30, 1998 (Unaudited)
================================================================================

     At December 31, 1997, capital aggregated $44,679,411, $65,025,381 and
$15,201,749 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   Shares                  Value
================================================================================
Sales:
  Class A.....................................  5,170,889           $ 72,826,990
  Class B.....................................  3,529,184             48,022,266
  Class C.....................................    692,679              9,390,192
                                               -----------          -------------
Total Sales...................................  9,392,752           $130,239,448
                                               ===========          =============

Dividend Reinvestment:
  Class A.....................................    393,875           $  5,266,583
  Class B.....................................    458,508              6,117,855
  Class C.....................................    110,872              1,478,523
                                               -----------          -------------

Total Dividend Reinvestment...................    963,255           $ 12,862,961
                                               ===========          =============
Repurchases:
  Class A..................................... (3,640,808)          $(52,082,516)
  Class B.....................................   (721,539)            (9,824,495)
  Class C.....................................   (127,832)            (1,759,592)
                                               -----------          -------------
Total Repurchases............................. (4,490,179)          $(63,666,603)
                                               ===========          =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           Contingent Deferred
                                                              Sales Charge
                                                         -----------------------
Year of Redemption                                       Class B         Class C
================================================================================
First..................................................    4.00%           1.00%
Second.................................................    4.00%            None
Third..................................................    3.00%            None
Fourth.................................................    2.50%            None
Fifth..................................................    1.50%            None
Sixth and Thereafter...................................    None             None

                           June 30, 1998 (Unaudited)
================================================================================


     For the six month ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $29,500 and CDSC on the redeemed shares of approximately $97,600. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,839,058 and $90,892,291, respectively.

5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six month ended June 30, 1998, are payments retained by Van Kampen of approximately $336,100.

                                                                      APPENDIX E



                         VK REAL ESTATE SECURITIES FUND


                             U.S. REAL ESTATE FUND

                         PRO FORMA FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)

             VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND
                       PROFORMA PORTFOLIO OF INVESTMENTS
                                 June 30, 1998



                                  (Unaudited)                              VK Real     US Real     Proforma
                                                                           Estate Shr  Estate Shr  Shares            Value (000)
                                                                         -------------------------------------------------------


       Common Stocks and Equivalents 94.1%
       Apartments 15.1%
Avalon Bay Community, Inc.                                                   154,100     38,300      192,400         $     7,311
Equity Residential Properties Trust                                           38,700     10,800       49,500               2,348
Essex Property Trust, Inc.                                                   162,400     40,000      202,400               6,274
Irvine Apartment Communities, Inc.                                            81,500     19,900      101,400               2,934
Pennsylvania Real Estate Investment Trust                                    104,600     26,800      131,400               2,915
Security Capital Atlantic, Inc.                                              190,058     47,032      237,090               5,290
Security Capital Pacific Trust                                                14,300      3,700       18,000                 405
Smith, Charles E Residential Realty, Inc.                                      7,100      2,300        9,400                 301
                                                                                                                -----------------
                                                                                                                          27,778
                                                                                                                -----------------
       Casino Operators 0.5%
Station Casinos Inc. (a)                                                      53,400     13,000        66,400                975
                                                                                                                -----------------


       Development 4.3%
Atlantic Gulf Communities Corp. (a)                                          188,680     45,224       233,904                482
Atlantic Gulf Communities Corp. - Convertible
    Preferred Series B (a)                                                    24,741      5,829        30,570                206
Atlantic Gulf Communities Corp. - Preferred Shares,
    144A - Private Placement (a) (b)                                          35,402      8,207        43,609                294
Atlantic Gulf Communities Corp. Warrants
    16,494 VKAC, 9,609 MS, 26,103 total shares
    each of Classes A, B and C, expiring 06/23/04(a)                          49,482     28,827        78,309                 39
Atlantic Gulf Communities Corp. Warrants, 33,397
    shares Class A, B and C, expiring 06/24/01, 144A -
    Private Placement(a) (b)                                                 100,191          0       100,191                 50
Brookfield Properties Corp.                                                  388,700     99,700       488,400              6,745
                                                                                                                -----------------
                                                                                                                           7,816
                                                                                                                -----------------


       Hotel & Lodging 7.7%
Capstar Hotel Co. (a)                                                         76,300     18,800        95,100              2,663
Hammons, John Q. Hotels, Inc. (a)                                                  0     12,200        12,200                 86
Host Marriott Corp. (a)                                                      136,800     34,400       171,200              3,050
Starwood Hotels and Resorts                                                  137,830     34,251       172,081              8,314
                                                                                                                -----------------
                                                                                                                          14,113
                                                                                                                -----------------

       Manufactured Home Communities 5.8%
Chateau Properties, Inc.                                                    228,994      63,148       292,142              8,399
Manufactured Home Communities, Inc.                                          10,400       3,300        13,700                331
Sun Communities, Inc.                                                        52,500       5,300        57,800              1,915
                                                                                                                -----------------
                                                                                                                          10,645
                                                                                                                -----------------

              VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND

                                 June 30, 1998



                                       (Unaudited)                          VK Real    US Real     Proforma
                                                                            Estate Shr Estate Shr  Shares           Value (000)
                                                                            -----------------------------------------------------
       Motor Vehicle Facilities 0.3%
Capital Automotive                                                           28,000    6,900        34,900           $       495
                                                                                                                -----------------

       Office/Industrial 37.9%
Arden Realty Group, Inc.                                                    284,900    70,800      355,700                 9,205
Beacon Capital Partners Inc. - 144A (b)                                     140,800    37,100      177,900                 3,558
Bedford Property Investors, Inc.                                             36,000     6,500       42,500                   776
Brandywine Realty Trust                                                     252,700    60,766      313,466                 7,014
CarrAmerica Realty Corp.                                                    252,700    62,700      315,400                 8,949
Crescent Real Estate Equities Trust                                           5,600     1,400        7,000                   235
Equity Office Properties Trust                                              175,986    43,706      219,692                 6,234
Great Lakes REIT, Inc.                                                      187,200    48,000      235,200                 4,101
Kilroy Realty Corp.                                                          69,000    17,600       86,600                 2,165
Mack California Realty Corp.                                                 65,000    16,300       81,300                 2,795
Meridan Industrial Trust, Inc.                                               32,800     8,200       41,000                   943
Pacific Gulf Porperties, Inc.                                               182,000    41,400      223,400                 4,831
Prime Group Realty Trust                                                    182,100    41,200      223,300                 3,824
Reckson Associates Realty Corp.                                              72,500    19,100       91,600                 2,164
Reckson Service Inds Inc. (a)                                                11,600     3,056       14,656                    49
SL Green Reality Corp                                                       115,900    28,600      144,500                 3,251
Spieker Properties, Inc.                                                     70,400    17,500       87,900                 3,406
Trizec Hahn Corp                                                             98,100    25,200      123,300                 2,643
Wellsford Real Properties, Inc., 144A - Private
       Placement (a) (b)                                                    199,020    45,351      244,371                 3,452
                                                                                                                -----------------
                                                                                                                          69,595
                                                                                                                -----------------

       Self-Storage 4.1%
PS Business Parks Inc. Class A                                              132,674     9,379     142,053                  3,338
PS Business Parks Inc.                                                            0    25,788      25,788                    606
Public Storage, Inc.                                                         44,700    11,100      55,800                  1,562
Shurgard Storage Centers, Inc., Class A                                      57,300    15,300      72,600                  2,015
                                                                                                                -----------------
                                                                                                                           7,521
                                                                                                                -----------------

       Shopping Centers 11.5%
Burnham Pacific Properties, Inc.                                            323,600    79,600     403,200                  5,720
Federal Realty Investment Trust                                             246,400    61,000     307,400                  7,397
First Washington Realty Trust, Inc. - Preferred Ser A                        22,300     5,500      27,800                    801
Pan Pacific Retail Properties, Inc.                                          90,000    22,200     112,200                  2,174
Ramco-Gershenson Properties Trust                                               800       200       1,000                     19
Regency Realty Corp.                                                         87,400    21,700     109,100                  2,741
Vornado Realty Trust                                                         46,200    11,100      57,300                  2,274
                                                                                                                -----------------
                                                                                                                          21,126
                                                                                                                -----------------

            VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND


                                       (Unaudited)                           VK Real    US Real     Proforma
                                                                             Estate Shr Estate Shr  Shares           Value (000)
                                                                            -----------------------------------------------------

       Shopping Malls 6.9%
CBL & Associates Properties, Inc.                                             68,700     18,100     86,800            $     2,105
Taubman Centers, Inc.                                                        422,900    103,000    525,900                  7,494
Urban Shopping Centers, Inc.                                                  76,300     21,500     97,800                  3,081
                                                                                                                -----------------
                                                                                                                           12,680
                                                                                                                -----------------

Total Common Stocks and Equivalents 94.1%                                                                                 172,744
                                                                                                                -----------------
      Convertible Corporate Obligations 0.6%
Brookfield Properties Corp. - Installment Receipts representing
  Subordinated Debenture ($868 VKAC par, $224 MS par, totaling
    $1,092 par, 6.00% coupon, 02/14/07 maturity)                                                                            1,078
                                                                                                                -----------------
Total Long-Term Investments (94.7%)                                                                                       173,822
                                                                                                                -----------------

       Repurchase Agreements 1.8%
BA Securities ($2,730 par, collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/98,
    to be sold on 07/01/98 at $2,730)                                                                                       2,730
Chase Securities ($537 par, dated 06/30/98, to be sold on 0701/98 at $537, collateralized by $335 par of U.S. Treasury Bonds, 11.25%
   coupon, due 02/15/15)                                                                                                      537

                                                                                                                -----------------
Total Repurchase Agreements                                                                                                 3,267
                                                                                                                -----------------

Total Investments 96.5%
(Cost $139,959)                                                                                                           177,089

Other Assets in Excess of Liabilities 3.5%                                                                                  6,415
                                                                                                                -----------------
Net Assets 100.0%                                                                                                        $183,504
                                                                                                                =================




(a) Non-income producing security as this stock currently does not declare dividends.


(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

           VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998
                                  (Unaudited)
                              Amounts in thousands




                                                   VK Real
                                               Estate Securities     US Real
                                                    Fund           Estate Fund    Adjustments     Proforma
                                              -------------------------------------------------------------------

Total Investments (Cost of $139,959,
 $35,041, and $175,000, respectively)             $141,899         $35,190                               $177,089
Other Assets Less Liabilities                        5,484           1,067             (136)                6,415
                                              -------------------------------------------------------------------
Net Assets                                        $147,383         $36,257             (136)             $183,504
                                              ===================================================================
Net Assets Consist of:
Capital                                           $142,328         $34,799                               $177,127
Accumulated Undistributed Net Investment
 Income                                                745               4             (136)                  613
Net Unrealized Appreciation/Depreciation
 on Investments                                      1,940             149                                  2,089
Accumulated Net Realized Gain/Loss
 on Investments                                      2,370           1,305                                  3,675
                                              -------------------------------------------------------------------
Net Assets                                        $147,383         $36,257             (136)             $183,504
                                              ===================================================================
Class A Shares:
Net Assets                                         $51,860         $16,873              (48)              $68,685
Shares Outstanding                                   4,080           1,081                                  5,409
                                              ----------------------------                           ------------
Net Asset Value per Share                           $12.71          $15.61                                 $12.70
                                              ============================                           ============
Class B Shares:
Net Assets                                         $76,872         $15,197              (71)              $91,998
Shares Outstanding                                   6,052             978                                  7,250
                                              ----------------------------                           ------------
Net Asset Value per Share                           $12.70          $15.54                                 $12.69
                                              ============================                           ============
Class C Shares:
Net Assets                                         $18,651          $4,187              (17)              $22,821
Shares Outstanding                                   1,469             269                                  1,799
                                              ----------------------------                           ------------
Net Asset Value per Share                           $12.69          $15.55                                 $12.68
                                              ============================                           ============

(1) The pro forma statements are presented as if the Reorganization was effective June 30, 1998. The pro forma statements give effect to the proposed exchange of stock for assets and liabilities with the VK Real Estate
Securities Fund being the surviving entity. The proposed transaction will be accounted for in accordance with generally accepted accounting principles as a tax-free reorganization. The historical cost basis of the investments is carried over to the surviving entity.

(2) The pro forma statements presumes the issuance by the VK Real Estate
Securities Fund of approximately 1,329,000 class A shares, 1,198,000 class B shares and 330,000 class C shares in exchange for the assets and liabilities of the U.S. Real Estate Fund.

(3) In connection with this transaction, the VK Real Estate Securities Fund will incur a non-recurring cost associated with the transaction of approximately $136,000, or $0.012 per share.


             VK REAL ESTATE SECURITIES FUND - U.S. REAL ESTATE FUND

                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                  (Unaudited)
                              Amounts in thousands


                                                          VK Real
                                                           Estate                US Real
                                                       Securities Fund         Estate Fund      Adjustments     Proforma
                                                   ------------------------------------------------------------------------
Investment Income:
  Dividends                                                 $3,856                 $893                          $4,749
  Interest                                                     192                   48                             240
                                                   ------------------------------------------------------------------------
Total Income                                                 4,048                  941                  0        4,989
                                                   ------------------------------------------------------------------------

Expenses:
  Investment Advisory Fees                                     726                  185                             911
  Fees Waived (2)                                                0                  (89)                 7          (82)
  Distribution (12b-1) and Service Fees                        531                  109                             640
  All Other Expenses (1)                                       245                  151                (13)         383
                                                   ------------------------------------------------------------------------
Total Expenses                                               1,502                  356                 (6)       1,852
                                                   ------------------------------------------------------------------------
Net Investment Income                                       $2,546                 $585                 $6       $3,137
                                                   ========================================================================

Realized and Unrealized Gain/Loss on Investments:
  Realized Gain/Loss on Investments                         $2,529                 $953                          $3,482
  Net Change in Unrealized Appreciation/
    Depreciation During the Period                         (12,857)              (3,544)                        (16,401)
                                                   ------------------------------------------------------------------------

Net Realized and Unrealized Gain/Loss
  on Investments                                          ($10,328)             ($2,591)                $0     ($12,919)
                                                   ========================================================================

Net Increase/Decrease in Net Assets
  from Operations                                          ($7,782)             ($2,006)                $6      ($9,794)
                                                   ========================================================================


(1) Reflects the reduction of other operating expenses as a result of the elimination of certain duplicative expenses and the results of operating a larger, more efficient fund rather than two smaller funds.


(2) Reflects the waiver of expenses associated with the expense cap of the combined fund.

PART C: OTHER INFORMATION

     ITEM 15.  INDEMNIFICATION

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding had reasonable cause to believe the conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS


 (1)   --  (a)  First Amended and Restated Agreement and Declaration of
                  Trust(1)
       --  (b)  Certificate of Amendment(1)
       --  (c)  Amended and Restated Certificate of Designation(2)
 (2)   --  Amended and Restated Bylaws(1)
 (4)   --  Agreement and Plan of Reorganization for Van Kampen U.S. Real
           Estate Fund into Van Kampen Real Estate Securities Fund(3)
 (5)   --  Specimen Stock Certificate for:
       --  (a)  Class A Shares(2)
       --  (b)  Class B Shares(2)

       --  (c)  Class C Shares(2)
 (6)   --  Investment Advisory Agreement(2)
 (7)   --  (a)  Distribution and Service Agreement(2)
       --  (b)  Dealer Agreement(2)
       --  (c)  Form of Broker Agreement(2)
       --  (d)  Form of Bank Agreement(2)
 (9)   --  (a)  Custodian Agreement(2)
       --  (b)  Data Access Services Agreement(2)
(10)   --  (a)  Plan of Distribution Pursuant to Rule 12b-1(2)
       --  (b)  Service Plan(2)
       --  (c)  Amended Multi-Class Plan(2)
(11)   --  Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
           relating to Van Kampen Real Estate Securities Fund(2)
(12)   --  Tax Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois)
           relating to the Reorganization++
(13)   --  (a)  Fund Accounting Agreement(2)
(14)   --  (a)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                  U.S. Real Estate Fund+
       --  (b)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                  Real Estate Securities Fund+
(16)   --  Power of Attorney(2)
(17)   --  (a)  Copy of 24f-2 Election of Registrant(2)
       --  (b)  Form of proxy card for Van Kampen U.S. Real Estate Fund+
       --  (c)  Prospectus of Van Kampen U.S. Real Estate Fund dated
                  September   , 1998.++


---------------
+   Filed herein.

++  To be filed by amendment. See undertaking 3 under Item 17 as it relates to
Exhibit 12.

(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File Number 33-77800, filed on April 22, 1996.
(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, File Number 33-77800, filed on April 29, 1997.

(3) Included as Appendix A to the Statement of Additional Information.


ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON BEHALF OF THE REGISTRANT IN THE CITY OF OAKBROOK TERRACE AND STATE OF ILLINOIS, ON THE 22ND DAY OF SEPTEMBER, 1998.


                                          VAN KAMPEN AMERICAN CAPITAL REAL
                                            ESTATE SECURITIES FUND

                                          By      /s/  RONALD A. NYBERG

                                            ------------------------------------
                                                      Ronald A. Nyberg
                                                Vice President and Secretary


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED, ON SEPTEMBER 22, 1998.



                      SIGNATURE                                              TITLE
                      ---------                                              -----
            Principal Executive Officer:
                /s/  DENNIS J. MCDONNELL*                President
-----------------------------------------------------
                 Dennis J. McDonnell

            Principal Financial Officer:
                 /s/  EDWARD C. WOOD III*                Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III

                      Trustees:
                  /s/  J. MILES BRANAGAN*                Trustee
-----------------------------------------------------
                  J. Miles Branagan
               /s/  RICHARD M. DeMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

                /s/  LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                   /s/  R. CRAIG KENNEDY*                Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                     /s/  JACK E. NELSON*                Trustee
-----------------------------------------------------
                   Jack E. Nelson

                                                         Trustee
-----------------------------------------------------
                   Don. G. Powell

                  /s/  PHILLIP B. ROONEY*                Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/  FERNANDO SISTO Sc.D.*               Trustee
-----------------------------------------------------
                   Fernando Sisto

                   /s/  WAYNE W. WHALEN*                 Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen
------------
                     * Signed by Ronald A. Nyberg pursuant to a power of attorney.

                   /s/  RONALD A. NYBERG
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14

                     VAN KAMPEN REAL ESTATE SECURITIES FUND



EXHIBIT
-------
 (14)      --  (a)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                    U.S. Real Estate Fund
 (14)      --  (b)  Consent of PricewaterhouseCoopers LLP relating to Van Kampen
                    Real Estate Securities Fund
 (17)      --  (b)  Form of proxy card for Van Kampen U.S. Real Estate Fund